OPPENHEIMER CONVERTIBLE SECURITIES FUND

6803 SOUTH TUCSON WAY, CENTENNIAL, COLORADO 80112

1.800.225.5677

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JULY 10, 2009

TO THE SHAREHOLDERS OF OPPENHEIMER CONVERTIBLE SECURITIES FUND:

Notice is hereby given that a Special Meeting of the Shareholders of Oppenheimer Convertible Securities Fund (“Convertible Securities Fund”), a registered open-end management investment company, will be held at 6803 South Tucson Way, Centennial, Colorado 80112 at 1:00 p.m., Mountain Time, on July 10, 2009, or any adjournments thereof (the “Meeting”).

Shareholders will be asked to vote on the following purposes:

PROPOSAL 1:     To approve an Agreement and Plan of Reorganization between Convertible Securities Fund and Oppenheimer Capital Income Fund, Inc. (“Capital Income Fund”), and the transactions contemplated thereby, including: (a) the transfer of substantially all the assets of Convertible Securities Fund to Capital Income Fund in exchange for Class A, Class B, Class C and Class N shares of Capital Income Fund; (b) the distribution of shares of Capital Income Fund to the corresponding Class A, Class B, Class C and Class N shareholders of Convertible Securities Fund and the distribution of Class A of Capital Income Fund shares to the Class M shareholders of Convertible Securities Fund in complete liquidation of Convertible Securities Fund; and (c) the cancellation of the outstanding shares of Convertible Securities Fund;

PROPOSAL 2:     (Only if Proposal 1 is not approved): To elect ten Trustees for Convertible Securities Fund.

Shareholders of record at the close of business on June 5, 2009 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting. The Proposals are more fully discussed in the combined Prospectus and Proxy Statement. Please read it carefully before telling us, through your proxy or in person, how you wish your shares to be voted. The Board of Trustees of Convertible Securities Fund recommends a vote in favor of the Proposals.

YOU CAN VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL.

WE URGE YOU TO VOTE PROMPTLY.
YOUR VOTE IS IMPORTANT.

By Order of the Board of Trustees,
Robert G. Zack, Secretary

June 5, 2009

____________________________________________________________________________________________

PLEASE VOTE THE ENCLOSED PROXY TODAY.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

OPPENHEIMER CAPITAL INCOME FUND

6803 South Tucson Way, Centennial, Colorado 80112

1.800.225.5677

COMBINED PROSPECTUS AND PROXY STATEMENT

Dated June 5, 2009

SPECIAL MEETING OF SHAREHOLDERS OF
OPPENHEIMER CONVERTIBLE SECURITIES FUND
to be held on July 10, 2009

Acquisition of the Assets of
OPPENHEIMER CONVERTIBLE SECURITIES FUND

6803 South Tucson Way, Centennial, Colorado 80112

1.800.225.5677

By and in exchange for Class A, Class B, Class C and Class N shares of

OPPENHEIMER CAPITAL INCOME FUND, INC.

This combined Prospectus and Proxy Statement solicits proxies from the shareholders of Oppenheimer Convertible Securities Fund (“Convertible Securities Fund”) to be voted at a Special Meeting of Shareholders (the “Meeting”) to vote on the following proposals:

PROPOSAL 1: approve the Agreement and Plan of Reorganization (the “Reorganization Agreement”) and the transactions contemplated thereby (the “Reorganization”) between Convertible Securities Fund and Oppenheimer Capital Income Fund, Inc. (“Capital Income Fund”); and

PROPOSAL 2: (Only if Proposal 1 is not approved): to elect ten Trustees to Convertible Securities Fund.

The Meeting will be held at the offices of OppenheimerFunds, Inc. (the “Manager”) at 6803 South Tucson Way, Centennial, Colorado 80112 on July 10, 2009, at 1:00 p.m., Mountain Time. The Board of Trustees of Convertible Securities Fund is soliciting these proxies on behalf of Convertible Securities Fund.

If shareholders of Convertible Securities Fund vote to approve the Reorganization Agreement and the Reorganization, substantially all of the assets of Convertible Securities Fund will be transferred to Capital Income Fund in exchange for shares of Capital Income Fund and the assumption of certain liabilities, if any, described in the Reorganization Agreement. If shareholders of Convertible Securities Fund vote to approve the Reorganization Agreement and the Reorganization, shareholders will receive: Class A shares of Capital Income Fund equal in value to the value as of the “Valuation Date,” which is the business day preceding the Closing Date (as such term is defined in the Reorganization Agreement attached hereto as Exhibit A) of the Reorganization, of their Class A and Class M shares of Convertible Securities Fund; Class B shares of Capital Income Fund equal in value to the value as of the Valuation Date of their Class B shares of Convertible Securities Fund; Class C shares of Capital Income Fund equal in value to the value as of the Valuation Date of their Class C shares of Convertible Securities Fund; and Class N shares of Capital Income Fund equal in value to the value as of the Valuation Date of their Class N shares of Convertible Securities Fund. The shares you receive will be issued at net asset value (“NAV”) without a sales charge and will not be subject to any additional contingent deferred sales charge (“CDSC”). Convertible Securities Fund will subsequently be dissolved.

This combined Prospectus and Proxy Statement will first be sent to shareholders of Convertible Securities Fund on or about June 10, 2009. This combined Prospectus and Proxy Statement constitutes the Prospectus of Capital Income Fund and the Proxy Statement of Convertible Securities Fund as filed on Form N-14 with the Securities and Exchange Commission (“SEC”).

This combined Prospectus and Proxy Statement provides information about the Class A, Class B, Class C and Class N shares of Capital Income Fund that you should know before voting. You should retain it for future reference. A Statement of Additional Information, dated December 29, 2008, relating to the Reorganization, has been filed with the SEC as part of the Registration Statement on Form N-14 (the “Registration Statement”) and is incorporated herein by reference. The Prospectus of Capital Income Fund dated December 28, 2008, is enclosed herewith and considered a part of this combined Prospectus and Proxy Statement. It is intended to provide you with information about Capital Income Fund.

For more information regarding Capital Income Fund, in addition to its Prospectus, see the Statement of Additional Information dated December 29, 2008, as revised May 8, 2009; the annual report dated August 31, 2008 which includes audited financial statements of the Fund for the 12-month period ended August 31, 2008 and the semi-annual report dated February 28, 2009, which includes unaudited financial statements. For more information regarding Convertible Securities Fund, see its Prospectus dated April 30, 2009, as supplemented April 17 and May 15, 2009. In addition to its Prospectus, see the Statement of Additional Information dated April 30, 2009, as supplemented April 17, 2009, and the annual report of Convertible Securities Fund dated December 31, 2008, which includes audited financial statements of the Fund for the 12-month period ended December 31, 2008. These documents have been filed with the SEC and are incorporated herein by reference.

You may receive a free copy of these documents by writing to the Transfer Agent at P.O. Box 5270, Denver, Colorado 80217, by visiting the website at www.oppenheimerfunds.com or by calling toll-free 1.800.225.5677.

Mutual fund shares are not deposits or obligations of any bank, and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other U.S. government agency. Mutual fund shares involve investment risks including the possible loss of principal.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus and Proxy Statement. Any representation to the contrary is a criminal offense.

This combined Prospectus and Proxy Statement is dated June 5, 2009.

TABLE OF CONTENTS

COMBINED PROSPECTUS AND PROXY STATEMENT

Page

Proposal 1: To Approve an Agreement and Plan of Reorganization between

Oppenheimer Convertible Securities Fund and Oppenheimer Capital Income Fund

What am I being asked to vote on?

What are the general tax consequences of the Reorganization?

How do the investment objectives and policies of the Funds compare?

What are the fees and expenses of each Fund and what are they expected to be after the Reorganization?

What are the capitalizations of the Funds and what would the capitalization be after the Reorganization?

How have the Funds performed?

Management’s Discussion of Capital Income’s Performance

How do the Principal Risks of Investing in the Funds Differ?

     The Funds’ Overall Risks and Main Risks of Investing
     Other Investment Strategies

How do the Account Features and Shareholder Services for the Funds Compare?

Purchases, Redemptions and Exchanges

Dividends and Distributions
Other Shareholder Services
Special Account Features

Information About the Reorganization

How will the Reorganization be carried out?

Who will pay the expenses of the Reorganization?

What are the tax consequences of the Reorganization?

Tax-Loss Carry Forwards……………………………………………………………….

Reasons for the Reorganization

Board Considerations

What are the Fundamental Investment Restrictions of the Funds?

Other Comparisons Between the Funds

Management of the Funds

Investment Management

Distribution Services

Pending Litigation

Transfer Agency and Custody Services

Shareholder Rights

Proposal 2: To Elect Ten Trustees

Why am I Being Asked to Elect Ten Trustees?..     ........................................................

What Factors Did the Board Consider in Selecting the Nominees?
Nominees for Independent Trustees
Nominee for Interested Trustee
General Information Regarding the Proposed Board
Committees of the Board of Trustees
Compensation of Independent Trustee Nominees
Retirement Plan for Trustees
Compensation Deferral Plan for Trustees
Executive Officers of the Fund

Voting Information

How do I vote?

Who is Entitled to Vote and How are Votes Counted?

Quorum

Solicitation of Proxies

Revoking a Proxy

What other matters will be voted upon at the Meeting?

Additional Information About the Funds

Householding of Reports to Shareholders and Other Funds’ Documents

Principal Shareholders

Exhibit A:     Form of Agreement and Plan of Reorganization between Oppenheimer

     Convertible Securities Fund and Oppenheimer Capital Income Fund

Exhibit B: Principal Shareholders

Enclosures:

Prospectus of Oppenheimer Capital Income Fund dated December 29, 2008.

PROPOSAL 1:

TO APPROVE AN AGREEMENT AND PLAN OF

REORGANIZATION BETWEEN OPPENHEIMER CONVERTIBLE

SECURITIES FUND AND OPPENHEIMER CAPITAL INCOME FUND.

This is only a summary and is qualified in its entirety by the more detailed information contained in or incorporated by reference in this combined Prospectus and Proxy Statement and by the Reorganization Agreement which is attached as Exhibit A. Shareholders should carefully review this Prospectus and Proxy Statement and the Reorganization Agreement in their entirety. The Prospectus of Capital Income Fund which accompanies this Prospectus and Proxy Statement is incorporated herein by reference.

What am I being asked to vote on?

You are being asked by the Board of Trustees (“the Board”) of Convertible Securities Fund to approve the reorganization of your fund, Convertible Securities Fund, with and into Capital Income Fund (each individually a “Fund” and collectively the “Funds”). If shareholders of Convertible Securities Fund approve the Reorganization, substantially all of the assets of Convertible Securities Fund will be transferred to Capital Income Fund, in exchange for an equal value of shares of Capital Income Fund and the assumption of certain liabilities, if any, described in the Reorganization Agreement. The shares of Capital Income Fund will then be distributed to Convertible Securities Fund shareholders. Convertible Securities Fund will subsequently be dissolved. If the Reorganization is approved you will no longer be a shareholder of Convertible Securities Fund, and, instead, will become a shareholder of Capital Income Fund. This exchange will occur on the Closing Date (as such term is defined in the Reorganization Agreement).

Approval of the Reorganization means that as a shareholder in Convertible Securities Fund, you will receive Class A, Class B, Class C or Class N shares of Capital Income Fund, as the case may be (Class M shareholders of Convertible Securities Fund will receive Class A shares of Capital Income Fund), equal in value to the value of the net assets of your Convertible Securities Fund shares transferred to Capital Income Fund on the Closing Date. The shares you receive will be issued at net asset value (“NAV”) without a sales charge and will not be subject to any additional contingent deferred sales charge (“CDSC”). However, any CDSC that applies to Convertible Securities Fund shares as of the date of the exchange will carry over to Capital Income Fund shares received in the Reorganization.

In considering whether to approve the Reorganization, you should consider, among other things:

(i)	The number of similarities (as well as any differences) between the Funds (as discussed herein) and the relative advantages and disadvantages of each Fund.

(ii)

That the Reorganization would allow you the ability to continue your investment in a fund that resembles the investment style you were seeking, including, in particular, exposure to convertible securities, when you invested in Convertible Securities Fund.

     Convertible Securities Fund is an open-end, diversified management investment company organized as a Massachusetts business trust in January 1986. Capital Income Fund is an open-end, diversified management investment company organized as a Massachusetts business trust in August 1986. As of February 27, 2009, Convertible Securities Fund had approximately $233 million in net assets, and Capital Income Fund had approximately $1.3 billion in net assets.

     Shareholders of Convertible Securities Fund are expected to realize a number of benefits from the proposed Reorganization. Shareholders of Convertible Securities Fund are expected to benefit from the future economies of scale associated with a larger fund as a result of the combined assets realizing lower total operating expenses than Convertible Securities Fund shareholders currently receive.

OppenheimerFunds Distributor, Inc. (“OFDI” or the “Distributor”) is the general distributor for both Funds and believes that Capital Income Fund has greater prospects for asset growth and attracting new assets than Convertible Securities Fund would otherwise have as a stand-alone fund because Convertible Securities Fund is viewed as a niche fund. Convertible Securities Fund has seen a continuing asset decline since its all-time high asset level in December 1998 when it had more than $1 billion in assets. Moreover, the Funds have relatively similar investment objectives and portfolio investments; therefore shareholders who originally purchased shares of Convertible Securities Fund will continue to have the benefit of owning shares of a substantially similar fund with better prospects for growth. (See the discussion in “Reasons for the Reorganization” beginning on page 37 for more details.)

The Board of Trustees of Convertible Securities Fund reviewed and discussed with the Manager and the Board’s independent legal counsel the proposed Reorganization. Information with respect to, but not limited to, each Fund’s respective investment objectives and policies, risk profiles, management fees, distribution fees and other operating expenses, historical performance and asset size, was also considered by the Board of Trustees of Convertible Securities Fund.

Based on the considerations discussed above and the reasons more fully described under “Reasons for the Reorganization” (beginning on page 37), together with other relevant factors and information, at meetings held on March 27, 2009 and April 14, 2009, the Board of Trustees of Convertible Securities Fund concluded that the Reorganization would be in the best interests of shareholders of Convertible Securities Fund and that the Fund would not experience any dilution as a result of the Reorganization. The Board of Trustees of Convertible Securities Fund unanimously voted to approve the proposed Reorganization and to recommend that shareholders approve the proposed Reorganization.

The proposed Reorganization was also unanimously approved by the Board of Directors of Capital Income Fund at a meeting held on March 30, 2009. Shareholders of Capital Income Fund do not vote on the Reorganization.

What are the general tax consequences of the Reorganization?

It is expected that shareholders of Convertible Securities Fund will not recognize any gain or loss for federal income tax purposes as a result of the exchange of their shares for shares of Capital Income Fund. You should, however, consult your tax advisor regarding the effect, if any, of the Reorganization in light of your individual circumstances. You should also consult your tax advisor about state and local tax consequences.

For federal income tax purposes, the holding period of your Convertible Securities Fund shares will be carried over to the holding period for Capital Income Fund shares you receive in connection with the Reorganization. This exchange will occur on the Closing Date of the Reorganization.

One of the requirements to qualify as a tax-free reorganization under the Internal Revenue Code is that a significant portion of the assets of Convertible Securities Fund continue to be used by Capital Income Fund after the Reorganization. Due to the portfolio holdings in both Funds, it is expected that this requirement will be satisfied. As a result, prior to the Reorganization, it is not expected to be necessary for Convertible Securities Fund to sell portfolio securities other than in the ordinary course of its business as an open-end investment company that do not conform to the investment objectives, strategies, policies, risks and restrictions of Capital Income Fund for purposes of the Reorganization.

For further information about the tax consequences of the Reorganization, please see the section titled “Information About the Reorganization—What are the Tax Consequences of the Reorganization?”

How do the investment objectives, policies and risks of the Funds compare?

      The chart below compares the Funds’ overall investment objectives, investment strategies, principal risks and other information.

CONVERTIBLE SECURITIES FUND	CAPITAL INCOME FUND
Investment Objectives
The Fund seeks a high level of total return through a combination of current income and capital appreciation.

The Fund’s primary objective is to seek as much current income as is compatible with prudent investment. The Fund has a secondary objective to conserve principal while providing an opportunity for capital appreciation.

Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets in convertible securities (including borrowings for investment purposes). The convertible securities that the Fund invests in include preferred stocks, corporate bonds, notes and other securities that can be converted into (exchanged for) common stock of the issuer or its equivalent value. Convertible debt securities pay interest and convertible preferred stocks pay dividends until they mature or are converted, exchanged or redeemed.

Convertible securities offer the Fund the ability to participate in stock market movements while also seeking current income. Because of the conversion feature, the price of a convertible security will normally vary, to some extent, with changes in the price of the underlying common stock. Because convertible securities pay dividends or interest at a fixed or floating rate, the price of a convertible security will also vary based on interest rates and the issuer’s credit rating.

The Fund invests primarily in U.S. securities, but may invest in foreign securities to a limited extent. It may invest without limit in lower-grade, high-yield securities, sometimes referred to as “junk bonds.” At times, a large part of the Fund’s assets may be invested in securities that are rated below investment- grade. The Fund may buy securities of any maturity, issued by companies of any size or market capitalization range. The Fund may invest up to 20% of its net assets in common stocks and other non-convertible equity or debt securities. Not more than 15% of its net assets may be invested in common stocks that do not pay dividends. While the Fund is not required to sell securities to maintain 80% of its net assets in convertible securities, if its investments in non-convertible securities, cash and common stock exceed 20% of its net assets it will make new investments only in convertible securities until the 80% standard is met.

The Fund focuses its investments in both equity and debt securities. Under normal market conditions, the Fund invests at least 65% of its total assets in equity and debt securities that are expected to generate income. The relative amounts of equity and debt securities the Fund holds may vary from time to time.

The Fund may invest in equity securities and debt securities of both domestic and foreign issuers and in issuers in different capitalization ranges. The Fund may invest in equity securities both for current income from dividends as well as for growth opportunities. The Fund may invest in debt securities having short, intermediate or long maturities.

There is no limit on the amount of the Fund’s assets that can be invested in foreign securities. The Fund can buy foreign equity securities as well as debt securities issued by foreign companies or governments and their agencies in any country, developed or undeveloped.

The Fund’s debt securities may be rated by nationally recognized statistical rating organizations such as Moody’s Investors Service, Inc. or Standard & Poor’s Ratings Services or may be unrated. “Investment- grade” securities are rated in one of the top four rating categories. The Fund can invest up to 25% of its total assets in debt securities that are rated below investment-grade, also referred to as “junk bonds.” However, the Fund cannot invest more than 10% of its assets in non-convertible lower-grade debt securities.

The Fund may also use hedging and certain derivative instruments to seek income or try to manage investment risks, including options, futures, swaps, “structured” notes, certain mortgage-related securities and equity-linked debt securities.

How Are Securities Selected?

In selecting securities, the Fund’s portfolio manager uses a value-oriented investment approach based on a “bottoms-up” analysis of individual issuers rather than overall market or industry conditions or trends. This approach includes fundamental analysis of a company’s financial statements and management structure and consideration of the company’s operations and product development, as well as its position in its industry.

The portfolio manager currently focuses on the following factors, which may vary in particular cases and may change over time:

The portfolio manager analyzes the balance sheet strength of individual issuers, including current and historical financial condition, trading activity in their securities, present and anticipated cash flows, estimated values in relation to historic cost, the issuer’s managerial expertise, debt maturity schedules, current and future borrowing requirements and any change in its condition that might affect its ability to meet future obligations.

The portfolio manager searches for convertible debt securities that might offer participation in equity-like returns without excessive price volatility. The portfolio manager seeks to identify convertible securities whose underlying stock prices are likely to outperform the equity market because of the potential for superior earning growth.

To avoid the volatility of owning stocks directly, the portfolio manager generally sells stocks after the Fund acquires them by converting securities it owns.

Equity Securities. In selecting equity securities to buy, the portfolio manager mainly relies on a value-oriented investing style for equity securities. A security may be undervalued because the market is not aware of the issuer’s intrinsic value, does not yet recognize its future potential, or the issuer may be temporarily out of favor. They may offer higher than average dividends. The Fund seeks to realize gains in the prices of those securities when other investors recognize their real or prospective worth. The portfolio manager typically uses a fundamental approach to search for:

•     securities that have a high current income and are believed to have substantial earnings possibilities,

•     securities with low price/earnings ratios relative to other securities, and

•     securities with a low price relative to the underlying value of the issuer’s assets, earnings cash flow or other factors.

Debt Securities. In selecting debt securities to buy, the portfolio manager looks for high current yields without taking undue credit risks, although the Fund can invest in debt securities below investment-grade. The portfolio manager typically searches for:

•     debt securities in market sectors that offer attractive relative value,

•     investment-grade securities that offer more income than U.S. treasury obligations with a good balance of risk and return,

•     high income potential from different types of corporate and government debt securities, and

•     broad portfolio diversification to help reduce the volatility of the Fund’s share prices.

The Fund may sell equity or debt securities that the portfolio manager believes no longer meet the above criteria.

Principal Risks
Market Risk, Interest Rate Risk, Credit Risk, Special Risks of Lower-Grade Securities	Market Risk, Risks of Value Investing, Risk of Derivative Investments, Interest Rate Risk, Credit Risk, Prepayment Risk, Special Risks of Lower-Grade Securities
Who is the Fund Designed For?

The Fund is designed for investors seeking high total return over the long term from investments in convertible securities. Those investors should be willing to assume the risks of a fund that typically invests a significant amount of its assets in lower-grade securities and the changes in fund share prices that can occur when interest rates change. The Fund may be appropriate as part of a long-term investment plan for investors with a higher risk tolerance. The Fund is not a complete investment program.

The Fund is designed primarily for investors seeking current income with the opportunity for some capital growth in their investment over the long term. Those investors should have a longer investing horizon and be willing to assume the risks of short-term share price fluctuations that are typical for a fund with substantial investments in equity securities. Because of its primary focus on income and its secondary focus on long-term growth, the Fund may be appropriate for moderately conservative investors and investors with longer term investment goals. The Fund is not designed for investors needing an assured level of current income. The Fund is not a complete investment program.

Manager
OppenheimerFunds, Inc.	OppenheimerFunds, Inc.
Portfolio Managers
Edward Everett	Michelle Borré (as of 4/15/09) Krishna Memani (as of 4/01/09)

As shown in the chart above, each Fund’s investment objectives focus on a combination of current income and capital appreciation while also receiving income from dividends and interest. Furthermore, as of February 27, 2009, and as a result of its larger asset size, Capital Income Fund’s allocation to convertible securities was approximately 15%, which was equivalent to approximately $197.4 million; compared to Convertible Securities Fund which holds about $186.6 million in similar investments (although representing the vast majority or approximately 85% of the fund’s holdings). Therefore, investors who originally purchased shares of Convertible Securities Fund will continue to have exposure to convertible securities.

While both Funds have a similar investment approach in terms of providing a combination of current income and capital appreciation through investments in debt and equity investments, Convertible Securities Fund invests primarily in convertible debt securities that are convertible into common stock or the economic equivalent value of those securities. Capital Income Fund invests in a combination of debt and equity securities.

As of February 27, 2009, each Fund’s portfolio was allocated across the following industry sectors:

Industry Breakdown (Top Ten)	Convertible Securities Fund (% of Invested Assets)	Capital Income Fund (% of Equity Industry: 49.9 % of Fund’s Invested Assets)
Energy Equipment & Services	7.03	--
Health Care Equipment & Supplies	6.18	--
Pharmaceuticals	6.10	5.59
Semiconductors & Semiconductor Equipment	6.18	--
Real Estate Investment Trusts (REITs)	5.60	--
Oil, Gas & Consumable Fuels	5.09	16.49
Software	4.89	--
Aerospace & Defense	4.04	2.85
Commercial Services & Supplies	3.68	--
Biotechnology	3.41	--
Computers & Peripherals	2.95	--
Insurance	1.66	9.93
Metals & Mining	3.25	--
Tobacco	--	16.41
Diversified Telecommunications	--	9.93
Media	--	7.70
Diversified Financials	--	4.72
Food & Staples Retailing	--	4.56
Commercial Banks	--	3.32
		Capital Income Fund (% of Corporate Bond Industry: 48 .5% of Fund’s Invested Assets)
Capital Markets		32.83
Diversified Financials		13.72
Insurance		8.34
Commercial Banks		7.58
Oil, Gas & Consumable Fuels		5.92
Media		4.99
Diversified Telecommunication Services		4.93
Food Products		4.77
Hotels Restaurants & Leisure		2.94
Automobiles		2.83

Unaudited.

What are the fees and expenses of each Fund and what are they expected to be after the Reorganization?

Fee and Expense Comparison (Class A Shares). The table below shows the current contractual management fee schedule for each Fund. As shown in the table, the effective management fee rate based on assets of January 31, 2009 was 0.53% for Convertible Securities Fund and 0.55% for Capital Income Fund. Capital Income Fund’s fee schedule would be the fee schedule for the combined Funds upon successful completion of the Reorganization. As shown in the table below the pro forma effective management fee after the Reorganization is estimated to be 0.54%, which would be a 0.01% increase for Convertible Securities Fund’s shareholders immediately after the Reorganization. However, as shown in the table further below, total expenses are expected to decrease by more than that amount for all share classes.

As shown in the table below, the contractual management fee rates for Capital Income Fund are higher at certain breakpoints than the fee rates for Convertible Securities Fund. However, as of February 27, 2009, Capital Income Fund had assets of approximately $1.63 billion. As of the same date, Convertible Securities Fund had assets of only approximately $236.9 million and therefore has not benefitted from the lower breakpoint levels the Fund has in its fee schedule on assets of more than $300 million. Therefore, although the management fees are lower at certain asset levels for Convertible Securities Fund, the Manager does not believe the Fund will grow to those asset levels so the Fund would not be expected to reach those breakpoints and realize those reduced management fee rates.

A comparison at each management fee level is set forth in the chart below:

Convertible Securities Fund Management Fee Assets (in $ million of average annual net assets)		Capital Income Fund Management Fee Assets (in $ million of average annual net assets)
Up to 50	0.625%	Up to 100	0.75%
50 - 300	0.50%	100 – 200	0.70%
300 - 700	0.4375%	200 – 300	0.65%
Over $1,000	0.420%	300 – 400	0.60%
		400 – 500	0.55%
		500 – 4,500	0.50%
		Over 5,000	0.48%
Effective Fee for the one year period ended1/31/09	0.53%		0.55%

As shown in the tables below, Class A and Class M, Class C and Class N shareholders of Convertible Securities Fund are expected to realize a decrease in Total Fund Operating Expenses after the Reorganization. Class B shareholders of Convertible Securities Fund are expected to realize an slight increase in Total Fund Operating Expenses due to a slight increase in the combined management fee. However, as described in note 7 following the tables below, the Net Operating Expenses for the combined Fund would actually be expected to decrease by 0.01% when the voluntary transfer agent expense limitation undertaking is taken into account. That voluntary undertaking may be amended or withdrawn at any time.

CURRENT AND PRO FORMA FEE TABLES

For Classes A, B, C, M and N for the 12-month period as of January 31, 2009

Each Fund pays a variety of expenses directly for management of their respective assets, administration and/or distribution of shares and other services. Those expenses are subtracted from each Fund’s assets to calculate the Fund’s net asset value per share. Shareholders pay these expenses indirectly. Shareholders pay other expenses directly, such as sales charges.

The tables below reflect the current fees and expenses for each Fund and the proposed “pro forma” fees and expenses for the surviving Capital Income Fund upon the successful completion of the Reorganization, as of January 31, 2009. The tables are provided to help you understand and compare the fees and expenses of investing in shares of each Fund. The pro forma fees and expenses of the surviving Capital Income Fund show what the fees and expenses are expected to be after giving effect to the Reorganization, based on assets as of January 31, 2009. The expenses to be incurred by each Fund in connection with the Reorganization are not included in the combined Pro Forma Expenses below. For more information on these estimated expenses, please see the discussion under “Information About the Reorganization – Who Will Pay the expenses of the Reorganization?”

	Convertible Securities Fund – Class A	Convertible Securities Fund – Class M	Capital Income Fund[1] – Class A	Convertible Securities/Capital Income Combined Pro Forma Expenses
Shareholder Transaction Expenses (charges paid directly from a shareholder’s investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	5.75%	3.25%	5.75%	5.75%
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None[1]	None[5]	None[1]	None[1]
Annual Fund Operating Expenses (as a percentage of average daily net assets)
Management Fees	0.53%	0.53%	0.55%	0.54%
Distribution and/or Service (12b-1) Fees	0.23%	0.23%	0.25%	0.25%
Other Expenses[6]	0.28%	0.28%	0.21%	0.21%
Total Fund Operating Expenses	1.04%	1.04%	1.01%	1.00%[8]

(CLASS B SHARES)	Convertible Securities Fund	Capital Income Fund[1]	Convertible Securities/Capital Income Combined Pro Forma Expenses
Shareholder Transaction Expenses (charges paid directly from a shareholder’s investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	5%[2]	5%[2]	5%[2]
Annual Fund Operating Expenses (as a percentage of average daily net assets)
Management Fees	0.53%	0.55%	0.54%
Distribution and/or Service (12b-1) Fees	1.00%	1.00%	1.00%
Other Expenses[6]	0.46%	0.47%[6]	0.46%[6]
Total Fund Operating Expenses	1.99%	2.02%[7]	2.00%[7,8]

(CLASS C SHARES)	Convertible Securities Fund	Capital Income Fund[1]	Convertible Securities/Capital Income Combined Pro Forma Expenses
Shareholder Transaction Expenses (charges paid directly from a shareholder’s investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	1%[3]	1%[3]	1%[3]
Annual Fund Operating Expenses (as a percentage of average daily net assets)
Management Fees	0.53%	0.55%	0.54%
Distribution and/or Service (12b-1) Fees	1.00%	1.00%	1.00%
Other Expenses[6]	0.32%	0.29%	0.28%
Total Fund Operating Expenses	1.85%	1.84%	1.82%[8]

(CLASS N SHARES)	Convertible Securities Fund	Capital Income Fund[1]	Convertible Securities/Capital Income Combined Pro Forma Expenses
Shareholder Transaction Expenses (charges paid directly from a shareholder’s investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	1%[4]	1%[4]	1%[4]
Annual Fund Operating Expenses (as a percentage of average daily net assets)
Management Fees	0.53%	0.55%	0.54%
Distribution and/or Service (12b-1) Fees	0.50%	0.50%	0.50%
Other Expenses[6]	0.62%	0.38%	0.40%
Total Fund Operating Expenses	1.65%	1.43%	1.44%[8]

1.     A Class A contingent deferred sales charge may apply to redemptions of investments of $1 million or more or to certain retirement plan redemptions. See “How to Buy Shares” for details.

2     Applies to redemptions in the first year after purchase. The contingent deferred sales charge gradually declines from 5% to 1% during years one through six and is eliminated after that.
3.     Applies to shares redeemed within 12 months of purchase.
4.     Applies to shares redeemed within 18 months of a retirement plan's first purchase of Class N shares.
5.     While the Class M plan permits an annual asset-based sales charge payment of 0.50% per year, the Board has voluntarily set that payment at zero effective February 11, 2004.

6.      “Other expenses” include transfer agent fees, custodial fees, and accounting and legal expenses that the Fund pays. The Transfer Agent has voluntarily undertaken to the Funds to limit the transfer agent fees to 0.35% of average daily net assets per fiscal year for all classes. That undertaking may be amended or withdrawn at any time

7.     For Capital Income Fund’s six-month period ended January 31, 2009, after taking into account the voluntary undertaking described above, the actual “Total Other Expenses and “Total Operating Expenses” were 0.41% and 1.96% for Class B shares. It is estimated that the total transfer agent fees would be 0.40% of average daily net assets for the combined surviving Fund. Accordingly, after taking into account the voluntary undertaking to limit the transfer agent fees to 0.35%, the pro forma actual “Total Other Expenses and “Total Operating Expenses” for the combined surviving Fund are expected to be 0.41% and 1.95% for Class B shares.

8.     Effective April 1, 2009, the Manager has agreed to voluntarily waive the advisory fee by 0.17% of the Fund’s average daily net assets through March 31, 2010. This voluntary waiver will be applied after all other waivers and/or reimbursements and may be withdrawn at any time.

Examples

The examples below are intended to help you compare the cost of investing in Convertible Securities Fund, Capital Income Fund, and the surviving Capital Income Fund after the Reorganization. These examples assume an annual return for each class of 5%, the operating expenses described in the tables above and reinvestment of your dividends and distributions.

Your actual costs may be higher or lower because expenses will vary over time. For each $10,000 investment, you would pay the following projected expenses if you redeemed your shares after the number of years shown or held your shares for the number of years shown without redeeming, according to the following examples.

Convertible Securities Fund

If shares are redeemed[1]:	1 Year	3 Years	5 Years	10 Years
Class A	$675	$889	$1,119	$1,779
Class B	$704	$931	$1,283	$1,860[2]
Class C	$290	$587	$1,010	$2,189
Class M	$428	$647	$883	$1,561
Class N	$269	$525	$904	$1,970

Convertible Securities Fund

If shares are not redeemed[3]:	1 Year	3 Years	5 Years	10 Years
Class A	$675	$889	$1,119	$1,779
Class B	$204	$631	$1,083	$1,860[2]
Class C	$190	$587	$1,010	$2,189
Class M	$428	$647	$883	$1,561
Class N	$169	$525	$904	$1,970

Capital Income Fund

If shares are redeemed[1]:	1 Year	3 Years	5 Years	10 Years
Class A	$673	$880	$1,103	$1,746
Class B	$707	$940	$1,299	$1,863[2]
Class C	$289	$584	$1,005	$2,178
Class N	$247	$456	$787	$1,725

Capital Income Fund

If shares are not redeemed[3] :	1 Year	3 Years	5 Years	10 Years
Class A	$673	$880	$1,103	$1,746
Class B	$207	$640	$1,099	$1,863[2]
Class C	$189	$584	$1,005	$2,178
Class N	$147	$456	$787	$1,725

Pro Forma Surviving Capital Income Fund (Post-Reorganization)

If shares are redeemed[1]:	1 year	3 years	5 years	10 years
Class A	$672	$877	$1,098	$1,735
Class B	$705	$934	$1,288	$1,846[2]
Class C	$287	$578	$994	$2,156
Class N	$248	$459	$792	$1,736

Pro Forma Surviving Capital Income Fund (Post-Reorganization)

If shares are not redeemed[3]:	1 year	3 years	5 years	10 years
Class A	$672	$877	$1,098	$1,735
Class B	$205	$634	$1,088	$1,846[2]
Class C	$187	$578	$994	$2,156
Class N	$148	$459	$792	$1,736

1.

In the “If shares are redeemed” examples, expenses include the initial sales charge for Class A and Class M (for Convertible Securities) and the applicable Class B, Class C and Class N contingent deferred sales charges.

2.	Class B expenses for years 7 through 10 are based on Class A expenses, since Class B shares automatically convert to Class A shares 72 months after purchase.

3.	In the “If shares are not redeemed” examples, the Class A and Class M expenses include the initial sales charge, but Class B, Class C and Class N expenses do not include the contingent deferred sales charges.

Tables showing each Fund’s Annual Total Operating Expenses and expense cost examples for each Fund’s most recently completed fiscal year can be found, respectively, in the prospectus of Capital Income Fund dated December 29, 2008, as supplemented April 15 and May 15, 2009 and the prospectus of Convertible Securities Fund dated April 30, 2009, as supplemented April 17 and May 15, 2009, each of which is incorporated herein by reference.

What are the capitalizations of the Funds and what would the capitalizations be after the Reorganization?

The following tables set forth the existing capitalization (unaudited) of Convertible Securities Fund and Capital Income Fund as of May 15, 2009, and the pro forma combined capitalization of Capital Income Fund as of May 15, 2009, as if the Reorganization had occurred on that date.

Convertible Securities Fund	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class A	$160,726,257	15,282,066	$10.52
Class B	$12,705,567	1,206,161	$10.53
Class C	$37,946,728	3,610,114	$10.51
Class M	$40,565,792	3,859,850	$10.51
Class N	$3,452,157	328,221	$10.52
TOTAL	$255,396,501	24,286,412

Capital Income Fund	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class A	$1,246,681,649	183,313,465	$6.80
Class B	$75,715,365	11,306,926	$6.70
Class C	$70,559,351	10,584,505	$6.67
Class N	$19,747,628	2,930,471	$6.74
TOTAL	$1,412,703,993	208,135,367

Capital Income Fund (Pro Forma Surviving Fund)*	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class A	$1,447,973,698	212,911,673	$6.80
Class B	$88,417,619	13,204,307	$6.70
Class C	$108,506,079	16,276,838	$6.67
Class N	$23,198,916	3,442,758	$6.74
TOTAL	$1,668,096,312	245,835,576

*      Reflects the issuance of 23,633,368.72 Class A shares, 1,897,381.15 Class B shares, 5,692,333.13 Class C shares, 5,964,839.47 Class M shares and 512,286.59 Class N shares of Capital Income Fund in a tax-free exchange for the net assets of Convertible Securities Fund, aggregating 37,700,209.06.

How have the Funds performed?

The following past performance information for each Fund is set forth below: (i) a bar chart showing changes in each Fund’s performance for Class A shares from year to year for the last ten calendar years (or less, if applicable) and (ii) tables detailing how the average annual total returns of each Fund’s shares, both before and after taxes, compared to those of broad-based market indices. The after-tax returns are shown for Class A shares only and are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown and do not reflect the impact of state or local taxes. The after-tax returns are calculated based on certain assumptions mandated by regulation and your actual after-tax returns may differ from those shown, depending on your individual tax situation. The after-tax returns set forth below are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or IRAs or to institutional investors not subject to tax. The past investment performance of either Fund, before and after taxes, is not necessarily an indication of how either Fund will perform in the future.

Annual Total Returns for Convertible Securities Fund (Class A) as of 12/31 each year

[Graphic bar chart]

Calendar Year Ended:	Oppenheimer Convertible Securities Fund Annual Total Returns
12/31/99	22.74%
12/31/00	-5.30%
12/31/01	-3.72%
12/31/02	-7.16%
12/31/03	22.59%
12/31/04	7.69%
12/31/05	1.55%
12/31/06	10.68%
12/31/07	6.81%
12/31/08	-29.78%

Sales charges and taxes are not included in the calculations of return in this bar chart, and if those charges and taxes were included, the returns may be less than those shown.

For the period from January 1, 2008 through March 31, 2009, the cumulative return (not annualized) before taxes for Class A shares was 1.76%. During the period shown in the bar chart, the highest return (not annualized) before taxes for a calendar quarter was 16.47% (4th Qtr ‘99) and the lowest return (not annualized) before taxes for a calendar quarter was -14.88% (3rd Qtr ‘08).

Annual Total Returns for Capital Income Fund (Class A) as of 12/31 each year

[Graphic bar chart]

Calendar Year Ended:	Oppenheimer Capital Income Fund Annual Total Returns
12/31/99	-6.25%
12/31/00	16.82%
12/31/01	-0.19%
12/31/02	-16.25%
12/31/03	33.47%
12/31/04	10.28%
12/31/05	2.43%
12/31/06	15.16%
12/31/07	-1.85%
12/31/08	-37.05

Sales charges and taxes are not included in the calculations of return in this bar chart, and if those charges and taxes were included, the returns may be less than those shown.

For the period from January 1, 2009 through March 30, 2009, the cumulative return (not annualized) before taxes for Class A shares was -7.37%. During the period shown in the bar chart, the highest return (not annualized) before taxes for a calendar quarter was 18.21% (2nd Qtr ‘03) and the lowest return (not annualized) before taxes for a calendar quarter was -12.70% (2nd Qtr ‘02).

Convertible Securities Fund
Average Annual Total Returns for the periods ended December 31, 2008	1 Year	5 Years	10 Years (or Life of Class, if less)
Class A Shares (inception 5/01/95)[2]	(33.80%)	(3.07%)	1.10%
Class B Shares (inception 5/01/95 )	(33.75%)	(3.04%)	1.23%
Class C Shares (inception 3/11/96 )	(31.07%)	(2.69%)	0.91%
Class M Shares (inception 6/03/86)[1] Return Before Taxes Return After Taxes on Distributions Return After Taxes on Distributions and Sale of Fund Shares	(32.06%) (33.44%) (20.78%)	(2.55)% (3.94)% (2.78)%	1.13% (0.82%) (0.05%)
Class N Shares (inception 2/28/01)	(30.83%)	(2.35%)	(0.24%)
Barclays Capital Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.24%	4.65%	5.63%[3] 5.53%[4]
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	(36.99%)	(2.19%)	(1.38%)[3] (2.20%)[4]
Merrill Lynch All Convertibles Index (reflects no deduction for fees, expenses or taxes)	(35.73%)	(3.44%)	1.59%[3] (0.67%)[4]
1.	Class M shares were first publicly offered on 6/03/86 as Class A shares and were re-designated as Class M shares on 3/11/96.

2.	Class A shares were first publicly offered on 5/01/95 as Class Y shares and were re-designated as Class A shares on 3/11/96.

3.	Ten years.

4.	From 2/28/01

Capital Income Fund
Average Annual Total Returns for the periods ended December 31, 2008	1 Year	5 Years	10 Years (or life of class, if less)
Class A Shares (inception 12/01/70 ) Return Before Taxes Return After Taxes on Distributions Return After Taxes on Distributions and Sale of Fund Shares	(40.67%) (41.28%) ( 25.72%)	(5.40%) (6.93%) (4.66%)	(0.76%) (2.60% ) (1.21%)
Class B Shares (inception 8/17/93)	(40.48%)	(5.35%)	(0.65%)
Class C Shares (inception 11/01/95)	(38.11%)	(5.05%)	(0.96%)
Class N Shares (inception 3/01/01)	(37.82%)	(4.63%)	(1.93%)
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	(36.99%)	(2.19%)	(1.38%) (2.20%) [1]
Russell 3000 Value Index (reflects no deduction for fees, expenses or taxes)	(42.14%)	(4.97%)	(0.24%) (1.71% )[1]
1.	From 02/28/01

For each Fund, the average annual total returns include applicable sales charges: for Class A, the current maximum initial sales charge of 5.75%; for Class B, the contingent deferred sales charge of 5% (1-year) and 2% (5-years); and for Class C and Class N, the 1% contingent deferred sales charge for the 1-year period. Because Class B shares convert to Class A shares 72 months after purchase, Class B “life-of-class” performance does not include any contingent deferred sales charge and uses Class A performance for the period after conversion. The returns measure the performance of a hypothetical account and assume that all dividends and capital gains distributions have been reinvested in additional shares.

The performance of each Fund’s shares is compared to the S&P 500 Index, an unmanaged index of equity securities that is a measure of the general domestic stock market. The performance of Capital Income Fund also is compared to the Russell 3000 Value Index, an index that is a widely used measure of domestic, large-cap stock performance and is made up of the top 3,000 stocks in the Russell 3000 Value Index. The performance of Convertible Securities Fund also is compared to the Lehman Brothers Aggregate Bond Index, an unmanaged index of U.S. corporate and government bonds and the Merrill Lynch All Convertibles Index, an unmanaged index of U.S. convertible securities. The indices’ performance includes reinvestment of income but does not reflect transaction costs, fees, expenses or taxes. The Fund's investments vary from those in the indices.

Management's Discussion of Capital Income Fund’s Performance

A discussion of the performance of Capital Income Fund can be found in its annual report dated August 31, 2008 and semi-annual report dated February 28, 2009, which are incorporated herein by reference.

HOW DO the Principal Risks of InvestING in the Funds differ?

The Funds’ Overall Risk and Main Risks of Investing

Like all investments, an investment in either Fund involves risk. There is no assurance that either Fund will meet its investment objective. The achievement of the Funds’ goals depends upon market conditions, generally, and on each Fund’s portfolio manager’s analytical and portfolio management skills. The risks described below collectively form the risk profiles of the Funds, and can affect the value of the Funds’ investments, investment performance and prices per share. There is also the risk that poor securities selection by the Manager will cause a Fund to underperform other funds having a similar objective. These risks mean that you can lose money by investing in either Fund. When you redeem your shares, they may be worth more or less than what you paid for them.

     The allocation of each Fund’s portfolio among different investments will vary over time based upon the Manager's evaluation of economic and market trends. Convertible Securities Fund invests primarily in convertible securities. Capital Income Fund focuses its investments in both equity and debt securities. Both Convertible Securities Fund and Capital Income Fund are generally more aggressive than funds that invest in both stocks and bonds or in investment-grade debt securities, but may be less volatile than small-cap and emerging markets stock funds. The Manager does not believe that the Reorganization will materially increase overall investment risks for shareholders of Convertible Securities Fund.

Main Risks of Investing In Equity Securities. Convertible Securities Fund can invest up to 20% of its net assets (including borrowings for investment purposes) in common stock and other equity securities, including non-convertible preferred stock, rights and warrants. As of February 27, 2009, approximately 49% of Capital Income Fund’s invested assets were invested in equity securities.

Market Risk. Because most of Convertible Securities Fund’s investments are convertible into common stock, the prices of the Fund’s investments in convertible securities also are sensitive to events that affect the value of the issuer’s common stock. Stock markets may experience great short-term volatility and may fall sharply at times. Different stock markets may behave differently from each other and U.S. stock markets may move in the opposite direction from one or more foreign stock markets. Stocks and other equity securities fluctuate in price in response to changes in equity markets in general. The prices of equity securities generally do not all move in the same direction at the same time; for example, “growth” stocks may perform well under circumstances in which “value” stocks in general have fallen.

A variety of factors can affect the price of a particular company’s stock and the prices of individual stocks generally do not all move in the same direction at the same time. These factors may include poor earnings reports, a loss of customers, litigation against the company, or changes in government regulations affecting the company or its industry. The income offered by convertible securities can help reduce the effect of market volatility but the prices of the Fund’s convertible securities will frequently be affected by stock market events.

At times, Capital Income Fund may emphasize investments in a particular industry or sector. To the extent that the Fund increases its emphasis on stocks in a particular industry, the value of its investments may fluctuate more in response to events affecting that industry, such as changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry more than others. To the extent that the Fund emphasizes investments in securities of other particular types, for example foreign stocks or stocks of small- or mid-sized companies, its portfolio value may fluctuate more in response to events affecting the market for those types of securities.

Special Risks of Small- and Mid-Sized Companies. Capital Income Fund currently invests primarily in securities of mid-cap and large-cap companies for their dividend income but can also buy securities of smaller companies. Small- and mid-size companies may have more volatile prices than stocks of large companies. Small- and mid-sized companies may be either established or newer companies, including “unseasoned” companies that have been in operation for less than three years. While smaller companies might offer greater opportunities for gain than larger companies, they also involve greater risk of loss. They may be more sensitive to changes in a company’s earnings expectations and may experience more abrupt and erratic price movements. Smaller companies’ securities often trade in lower volumes and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. Small- and mid-sized companies may not have established markets for their products or services and may have fewer customers and product lines. They may have more limited access to financial resources and may not have the financial strength to sustain them through business downturns or adverse market conditions. Since small- and mid-sized companies typically reinvest a high proportion of their earnings in their business, they may lack liquidity in a declining market, particularly if they are newer companies.

Risks of Value Investing. Value investing entails the risk that the market might not recognize that the selected securities are undervalued and the prices of those securities might not appreciate as anticipated. Value investing has gone in and out of favor during past market cycles and is likely to continue to do so. Although “value” companies may outperform “growth” companies at certain times, “growth” companies may outperform “value” companies during other periods. During those periods the Fund may underperform funds that use a “growth” investment strategy.

Main Risks of Investing In Debt Securities. As of February 27, 2009, approximately 49% of Capital Income Fund’s invested assets were invested in fixed-income securities. Debt securities (also referred to as “fixed-income securities”) may be subject to credit risk, interest rate risk, prepayment risk and extension risk.

Credit Risk. Debt securities are subject to credit risk. Credit risk is the risk that the issuer of a security might not make interest and principal payments on the security as they become due. If an issuer fails to pay interest or to repay principal, the Fund’s income or share value might be reduced. The extent of this risk varies based on the terms of the particular security and the financial condition of the issuer. Adverse news about an issuer or a downgrade in an issuer’s credit rating, for any reason, can reduce the market value of the issuer’s securities. Securities directly issued by the U.S. Treasury and certain agencies that are backed by the full faith and credit of the U.S. government have little credit risk, and other U.S. government securities generally have lower credit risks, while securities issued by private issuers or certain foreign governments generally have greater credit risks. If an issuer fails to pay interest, the Fund’s income might be reduced, and if an issuer fails to repay principal, the values of the security might fall. The extent of this risk varies based on the terms of the particular security and the financial condition of the issuer. A downgrade in an issuer’s credit rating or other adverse news about an issuer can reduce the market value of that issuer’s securities.

Interest Rate Risk. The value of debt securities are also subject to change when prevailing interest rates change. When prevailing interest rates fall, the values of already-issued debt securities generally rise. When prevailing interest rates rise, the values of already-issued debt securities generally fall, and they may sell at a discount from their face amount or from the amount the Fund paid for them. However, when interest rates fall, the Fund’s investments in new securities may be at lower yields and may reduce the Fund’s income. The values of longer-term debt securities usually change more than the values of shorter term debt securities when interest rates change. Interest rate changes may have different effects on variable or floating rate securities than they do on securities with fixed interest rates.

Prepayment Risk. Certain fixed-income securities are subject to the risk of unanticipated prepayment. That is the risk that when interest rates fall, the issuers of debt securities may prepay principal more quickly than expected and the Fund may be required to reinvest the proceeds at a lower interest rate, reducing its income. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall.

Extension Risk. If interest rates rise rapidly, repayments of principal on certain debt securities may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Those securities generally have a greater potential for loss when prevailing interest rates rise, which could cause their value to fall sharply.

Special Risks of Lower-Grade Securities. Lower-grade securities may offer opportunities for larger returns than higher-grade securities but may be subject to wider market fluctuations and greater risk of loss of income and principal than investment-grade securities. While investment-grade securities are subject to risks of non-payment of interest and principal, in general those risks are greater for higher-yielding lower-grade bonds, whether rated or unrated. There also may be less of a market for lower-grade securities and therefore they may be harder to sell at an acceptable price.

Convertible Securities. Convertible Securities Fund focuses its investments on convertible securities. Capital Income Fund also may buy securities convertible into common stock. A convertible security is one that can be converted into or exchanged for a set amount of common stock of an issuer within a particular period of time at a specified price or according to a price formula. Convertible securities offer the Funds the ability to participate in stock market movements while also seeking some current income. Convertible debt securities pay interest and convertible preferred stocks pay dividends until they mature or are converted, exchanged or redeemed.

Convertible securities usually:

•	provide the potential for capital appreciation if the market price of the underlying common stock increases;

•	are subject to stock market risk, interest rate risk and credit risk; and

•     are less subject to price fluctuation than the underlying common stock.

The credit ratings of convertible securities generally have less impact on their price than the credit ratings of other debt securities. Convertible securities may often provide more income than common stock but they generally provide less income than comparable non-convertible debt securities.

•

Convertible Preferred Stock. Some convertible preferred stocks have a mandatory conversion feature or a call feature that allows the issuer to redeem the stock on or prior to a mandatory conversion date. Those features could diminish the potential for capital appreciation on the investment.

•	“Mandatory-Conversion” Securities. These securities have a feature that requires conversion into the underlying common stock on a particular date at a set price or an adjustable conversion ratio. They may be structured in a way that limits their potential for capital appreciation and the entire value of the convertible security may be at risk of loss depending on the performance of the underlying security. If the underlying stock price is less than the call price, the holder will pay more for the stock than its market price.

Convertible preferred stock, discussed above, and “equity-linked” debt securities are two types of mandatory conversion securities. The value of mandatory conversion securities can be affected by the price of the underlying common stock, interest rate changes and the credit quality of the issuer.

Equity-Linked Debt Securities. Equity-linked debt securities combine separate securities, that have fixed-income characteristics (such as a bond or note) and equity conversion characteristics (such as common stock). They pay interest at a fixed or floating rate until they mature, which is usually in one to four years, and are “cash settled,” meaning that they pay a cash amount at maturity rather than converting into the underlying equity securities. The amount paid is calculated based on the performance of the specified equity security.

Equity-linked debt securities are subject to market risks and their value generally fluctuates with the price of the linked security, although they are generally less volatile than the equity securities to which they are linked. The principal amount is typically adjusted for events such as stock splits, stock dividends and certain other events that affect the linked equity security but is not adjusted for any additional issuance of equity securities of the type to which it is linked. They are also subject to credit risk and counter-party risk, which is the risk that the issuer may not pay principal or interest when due. Because the amount of the payment at maturity is based on the value of a different security, equity-linked debt securities are considered to be a type of derivative.

“Structured” Notes. Convertible Securities Fund may buy “structured” notes, which are specially-designed derivative debt investments. The terms of the instrument may be “structured” by the purchaser (the Fund) and the issuer of the note. Payments of principal or interest on these notes may be linked to the value of an index (such as a currency or securities index), an individual stock, or a commodity. The value of these notes will normally rise or fall in response to the changes in the performance of the underlying security, index or commodity.

Structured notes are subject to interest rate risk. Structured notes are also subject to credit risk both with respect to the borrower (referred to as “counter-party” risk) and with respect to the issuer of the underlying investment. If the underlying investment or index does not perform as anticipated, the Fund might receive less interest than the stated coupon payment or less principal upon maturity. The price of structured notes may be very volatile and they may have a limited trading market, making it difficult for the Fund to value them or sell them at an acceptable price.

Zero-Coupon Securities. Each Fund may invest in convertible “zero-coupon” securities, which pay no interest prior to their maturity date or another specified date in the future but are issued at a discount from their face value. Interest rate changes generally cause greater fluctuations in the prices of zero-coupon securities than in interest-paying securities of the same or similar maturities. The Fund may be required to pay a dividend of the imputed income on a zero-coupon security at a time when it has not actually received the income.

Credit Quality. Capital Income Fund may invest in securities that are rated or unrated. The Fund may invest without limit in securities that are rated below investment-grade and at times may invest substantial amounts of its assets in those securities to seek higher income as part of its investment goal. The Fund may also invest in investment-grade securities. “Investment-grade” refers to securities that are rated in one of the top four rating categories by nationally-recognized statistical rating organizations such as Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Ratings Services (“Standard & Poor’s”). Lower-grade securities are those rated below “Baa” by Moody’s or lower than “BBB” by Standard & Poor’s or similar ratings by other nationally-recognized rating organizations and may be considered speculative. The Fund does not invest in securities that are in default. It is not required to dispose of debt securities which default after the Fund buys them. However, the portfolio manager will monitor those holdings to determine whether the Fund should sell them. Credit ratings evaluate the expectation that scheduled interest and principal payments will be made in a timely manner. They do not reflect any judgment of market risk. Rating agencies might not always change their credit rating of an issuer in a timely manner to reflect events that could affect the issuer’s ability to make timely payments on its obligations. In selecting securities for the Fund’s portfolio and evaluating their income potential and credit risk, the Manager does not rely solely on ratings by rating organizations but evaluates business and economic factors affecting issuers as well.

The credit ratings of convertible securities may have less impact on their price than the credit ratings of other debt securities.

Diversification and Concentration. Each Fund is a diversified fund and attempts to reduce its exposure to the risks of individual stocks by diversifying its investments across a broad number of different companies. Capital Income Fund will not concentrate more than 25% of its total assets in issuers in any one industry. At times, however, each Fund may emphasize investments in some industries more than others.

Risks of Derivative Investments. Each Fund may use derivatives to seek income or capital gain or to hedge against the risks of other investments. A derivative is an investment whose value depends on (or is derived from) the value of an underlying security, asset, interest rate, index or currency. Options, structured notes and “equity-linked” debt securities are some of the types of derivatives the Fund can use. The Fund may also use other types of derivatives that are consistent with its investment strategies or for hedging purposes. The Fund is not required to use derivatives in seeking its investment objective or for hedging and might not do so.

Derivatives may allow a Fund to increase or decrease its exposure to certain markets or risks very quickly. Derivatives may be volatile and may involve significant risks. Derivative transactions may require the payment of premiums and can increase portfolio turnover. For example, if a call option sold by the Fund were exercised on an investment that had increased in value above the call price, the Fund would be required to sell the investment at the call price and would not be able to realize any additional profit. Certain derivative investments held by the Fund may be illiquid, making it difficult to close out an unfavorable position. The underlying security or other instrument on which a derivative is based, or the derivative itself, may not perform the way the Manager expects it to. As a result, the Fund could realize little or no income or lose principal from the investment, or a hedge might be unsuccessful. The Fund may also lose money on a derivative investment if the issuer fails to pay the amount due.

Hedging. Each Fund may use derivatives for hedging purposes. Hedging transactions are intended to reduce the risk of security price declines, interest rate changes, currency rate changes or other risks in the Fund’s portfolio. At times, however, a hedging instrument’s value might not be correlated with the investment it is intended to hedge, and the hedge might be unsuccessful. If the Fund uses a hedging instrument at the wrong time or judges market conditions incorrectly, the strategy could reduce its return or create a loss.

U.S. Government Securities. Capital Income Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities. Some of those securities are directly issued by the U.S. Treasury and are backed by the full faith and credit of the U.S. government. “Full faith and credit” means that the taxing power of the U.S. government is pledged to the payment of interest and repayment of principal on a security.

Some securities issued by U.S. government agencies, such as Government National Mortgage Corporation pass-through mortgage obligations (“Ginnie Maes”), are also backed by the full faith and credit of the U.S. government. Others are supported by the right of the agency to borrow an amount from the U.S. government (for example, “Fannie Mae” bonds issued by Federal National Mortgage Corporation and “Freddie Mac” obligations issued by Federal Home Loan Mortgage Corporation). Others are supported only by the credit of the agency (for example obligations issued by the Federal Home Loan Banks). On September 7, 2008, the Federal Housing Finance Agency, a new independent regulatory agency, placed the Federal National Mortgage Corporation and Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Department of Treasury made a commitment to purchase mortgage-backed securities from the companies through December 2009. The U.S. Department of Treasury also entered into a new secured lending credit facility with those companies and a Preferred Stock Purchase Agreement. Under those agreements, the Treasury will ensure that each company maintains a positive net worth.

Mortgage-Related Securities. Capital Income Fund can buy interests in pools of residential or commercial mortgages, in the form of collateralized mortgage obligations (“CMOs”) and other “pass-through” mortgage securities. They may be issued or guaranteed by the U.S. government, or its agencies and instrumentalities, or by private issuers. CMOs may be issued in different series, each having different interest rates and maturities. The prices and yields of CMOs are determined, in part, by assumptions about the rate of payments of the underlying mortgages and are subject to the risks of unanticipated prepayment.

Private-Issuer Mortgage-Backed Securities. CMOs and other mortgage-related securities issued by private issuers are not U.S. government securities, and are subject to greater credit risks than mortgage-related securities that are U.S. government securities. Primarily these include multi-class debt or pass-through certificates secured by mortgage loans. They may be issued by banks, savings and loans, mortgage bankers and other nongovernmental issuers. Private issuer mortgage-backed securities are subject to the credit risks of the issuers (as well as interest rate risks), although in some cases they may be supported by insurance or guarantees. The market for private-issuer mortgage-backed securities may be volatile at times and may be less liquid than the markets for other types of securities.

Forward Rolls. Capital Income Fund can enter into “forward roll” transactions (also referred to as “mortgage dollar rolls”) with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund will bear the risk that the market value of the securities might decline below the price at which the Fund is obligated to repurchase them or that the counterparty might default in its obligations.

A substantial portion of the Fund’s assets may be subject to forward roll transactions at any given time.

Asset-Backed Securities. Asset-backed securities are fractional interests in pools of loans, other assets or receivables. They are issued by trusts or other special purpose vehicles and are collateralized by the loans, other assets or receivables that make up the pool. The trust or other issuer passes the income from the underlying pool to the investor. Neither the Fund nor the Manager selects the loans or other assets that are included in the pools or the collateral backing those pools. Asset-backed securities are subject to interest rate risk and credit risk. Certain asset-backed securities are subject to prepayment and extension risk as well as.

Other Investment Strategies

To seek its objective, each Fund may also use the investment techniques and strategies described below. The Funds might not always use all of the different types of techniques and investments described below. These techniques have risks, although some are designed to help reduce overall investment or market risks.

Foreign Investing. Convertible Securities Fund may invest up to 15% of its net assets in foreign securities. Although there is no limit on the amount of Capital Income Fund’s assets that can be invested in foreign securities, as of February 27, 2009, the Fund had less than 10% of its assets in foreign securities. Each Fund may buy securities issued by companies in any country, including in developing or emerging market countries. The Funds’ foreign debt investments may be denominated in U.S. dollars or in foreign currencies, although the Manager currently anticipates that they will be mainly dollar-denominated. The Funds will buy foreign currency only in connection with the purchase and sale of foreign securities and not for speculation. Each Fund can invest up to 15% of its net assets in foreign securities.

While foreign securities may offer special investment opportunities, there are also special risks. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund’s securities that are denominated in that foreign currency. Additionally, foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to. The value of foreign investments may be affected by exchange control regulations, expropriation or nationalization of a company’s assets, foreign taxes, delays in settlement of transactions, changes in economic or monetary policy in the United States or abroad, or other political and economic factors.

Time-Zone Arbitrage. The Funds may invest in securities of foreign issuers that are traded on U.S. or foreign exchanges. If the Funds invests a significant amount of its assets in securities that trade on foreign exchanges, it may be exposed to “time-zone arbitrage” attempts by investors seeking to take advantage of differences in the values of foreign securities that might result from events that occur after the close of the foreign securities market on which a security is traded and before the close of the New York Stock Exchange (the “NYSE”) that day, when the Fund’s net asset value is calculated. If such time-zone arbitrage were successful, it might dilute the interests of other shareholders. However, the Fund’s use of “fair value pricing” under certain circumstances, to adjust the closing market prices of foreign securities to reflect what the Manager and the Board believe to be their fair value, may help deter those activities.

These risks are generally greater for investments in developing or emerging market countries.

Illiquid and Restricted Securities. Investments that do not have an active trading market, or that have legal or contractual limitations on their resale, are generally referred to as “illiquid” securities. Illiquid securities may be difficult to value or to sell promptly at an acceptable price or may require registration under applicable securities laws before they can be sold publicly. Securities that have limitations on their resale are referred to as “restricted securities.” Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be regarded as illiquid.

Each Fund cannot invest more than 10% of its net assets in illiquid or restricted securities, however, the Fund’s Board can increase that limit to 15%. The Manager monitors the Fund’s holdings of illiquid securities on an ongoing basis to determine whether to sell any of those securities to maintain adequate liquidity.

Conflicts of Interest. The investment activities of the Manager and its affiliates in regard to other accounts they manage may present conflicts of interest that could disadvantage a Fund and its shareholders. The Manager or its affiliates may provide investment advisory services to other funds and accounts that have investment objectives or strategies that differ from, or are contrary to, those of the Funds. That may result in another fund or account holding investment positions that are adverse to the Fund’s investment strategies or activities. Other funds or accounts advised by the Manager or its affiliates may have conflicting interests arising from investment objectives that are similar to those of the Funds. Those funds and accounts may engage in, and compete for, the same types of securities or other investments as the Fund or invest in securities of the same issuers that have different, and possibly conflicting, characteristics. The trading and other investment activities of those other funds or accounts may be carried out without regard to the investment activities of the Funds and, as a result, the value of securities held by the Funds or the Funds’ investment strategies may be adversely affected. The Fund’s investment performance will usually differ from the performance of other accounts advised by the Manager or its affiliates and the Funds may experience losses during periods in which other accounts advised by the Manager or its affiliates achieve gains. The Manager has adopted policies and procedures designed to address potential conflicts of interest identified by the Manager, however such policies and procedures may also limit the Fund’s investment activities and affect its performance.

Loans of Portfolio Securities. Each Fund may loan its portfolio securities to brokers, dealers and financial institutions to seek income. Each Fund has entered into a securities lending agreement with Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending (“Goldman Sachs”) for that purpose. Under the agreement, Goldman Sachs will generally bear the risk that a borrower may default on its obligation to return loaned securities. The Fund, however, will be responsible for the risks associated with the investment of cash collateral, including the risk that the Funds may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet its obligations to the borrower. The Funds’ portfolio loans must comply with the collateralization and other requirements of the Funds’ securities lending agreement, their securities lending procedures and applicable government regulations.

Investments in Oppenheimer Institutional Money Market Fund. Each Fund can invest its free cash balances in Class E shares of Oppenheimer Institutional Money Market Fund, to provide liquidity or for defensive purposes. Each Fund invests in Oppenheimer Institutional Money Market Fund, rather than purchasing individual short-term investments, to seek a higher yield than it could obtain on its own. Oppenheimer Institutional Money Market Fund is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and is part of the Oppenheimer Family of Funds. It invests in a variety of short-term, high-quality, dollar-denominated money market instruments issued by the U.S. Government, domestic and foreign corporations, other financial institutions, and other entities. Those investments may have a higher rate of return than the investments that would be available to the Funds directly. At the time of an investment, the Funds cannot always predict what the yield of the Oppenheimer Institutional Money Market Fund will be because of the wide variety of instruments that fund holds in its portfolio. The return on those investments may, in some cases, be lower than the return that would have been derived from other types of investments that would provide liquidity. As a shareholder, each Fund will be subject to its proportional share of the expenses of Oppenheimer Institutional Money Market Fund’s Class E shares, including its advisory fee. However, the Manager will waive a portion of the Funds’ advisory fee to the extent of the Funds’ share of the advisory fee paid to the Manager by Oppenheimer Institutional Money Market Fund.

Temporary Defensive and Interim Investments. For temporary defensive purposes in times of adverse or unstable market, economic or political conditions, Capital Income Fund can invest up to 100% of its assets in investments that may be inconsistent with the Fund’s principal investment strategies. Generally the Fund would invest in shares of Oppenheimer Institutional Money Market Fund or in the types of money market instruments in which Oppenheimer Institutional Money Market Fund invests or in other short-term U.S. Government securities. The Fund might also hold these types of securities as interim investments pending the investment of proceeds from the sale of Fund shares or the sale of Fund portfolio securities or to meet anticipated redemptions of Fund shares. To the extent the Fund invests in these securities, it might not achieve its investment objective.

Portfolio Turnover. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund can engage in active and frequent trading to try to achieve its objective and may have a portfolio turnover rate of over 100% annually. Increased portfolio turnover creates higher brokerage and transaction costs for the Funds (and may reduce performance). If the Funds realize capital gains when they sell portfolio investments, they must generally pay those gains out to shareholders, increasing their taxable distributions.

The following tables show the portfolio turnover rate (excluding purchase and sale transactions of To Be Announced (TBA) mortgage-related securities) for each Fund, over the last five fiscal years of that Fund:

	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2004
Convertible Securities Fund	35%	56%	54%	50%	54%

	Year Ended August 31, 2008	Year Ended August 31, 2007	Year Ended August 31, 2006	Year Ended August 31, 2005	Year Ended August 31, 2004
Capital Income Fund	68%	66%	66%	55%	52%

The risks described above collectively form the expected overall risk profile, respectively, of each Fund and can affect the value of a Fund's investments, its investment performance and its prices per share. Particular investments and investment strategies also have risks. These risks mean that you can lose money by investing in either Fund. When you redeem your shares, they may be worth more or less than what you paid for them. There is no assurance that either Fund will achieve its investment objective.

HOW DO THE ACCOUNT FEATURES AND SHAREHOLDER SERVICES FOR THE FUNDS COMPARE?

Share Classes

Capital Income Fund offers investors four different classes of shares: Class A, Class B, Class C and Class N. Convertible Securities Fund offers investors five different classes of shares: Class A, Class B, Class C, Class M and Class N. The features of each of Capital Income Fund’s share classes are identical to the features of the same share class of Convertible Securities Fund. The features of Convertible Securities Fund’s Class M shares are most similar to the Class A shares of Capital Income Fund. Each Fund's different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will usually have different share prices.

Purchases, Redemptions and Exchanges

The procedures for purchases, redemptions and exchanges of shares of the Funds are the same. Shares of either Fund may be exchanged for shares of the same class of certain other Oppenheimer funds offering such shares. Exchange privileges are subject to amendment or termination at any time.

You can generally redeem (sell) some or all of your shares on any regular business day. You may redeem your shares by writing a letter, by wire, by telephone or on the internet. Each Fund reserves the right to “redeem in kind” shares under certain circumstances (such as lack of liquidity in the Fund’s portfolio to meet redemptions). That means the redemption proceeds will be paid in securities from the Fund’s portfolio. If the Fund redeems your shares in kind, you may bear transaction costs and will bear market risks until such securities are converted into cash.

Both Funds have the same initial and subsequent minimum investment amounts for the purchase of shares. These amounts are $1,000 and $50, respectively. Both Funds have a maximum initial sales charge of 5.75% on Class A shares for purchases of less than $25,000. The sales charge of 5.75% is reduced for purchases of Class A shares of $25,000 or more. Investors who purchase $1 million or more of Class A shares pay no initial sales charge but may have to pay a contingent deferred sales charge (“CDSC”) of up to 1% if the shares are sold within 18 calendar months from the beginning of the calendar month during which they were purchased. Class B shares of the Funds are sold without a front-end sales charge but may be subject to a CDSC upon redemption depending on the length of time the shares are held. The CDSC begins at 5% for shares redeemed in the first year and declines to 1% in the sixth year and is eliminated after that. Class C shares may be purchased without an initial sales charge, but if redeemed within 12 months of buying them, a CDSC of 1% may be deducted. Class N shares are purchased without an initial sales charge, but if redeemed within 18 months of the retirement plan’s first purchase of N shares, a CDSC of 1% may be deducted.

The front-end sales charges for purchases of Class M shares of Convertible Securities Fund and Class A shares of Capital Income Fund are shown in the table below. Convertible Securities Fund’s Class M shares are no longer offered for sale to new shareholders. Although Class M shareholders of Convertible Securities would no longer be able to purchase additional Class M shares at the lower sales charge level (or at net asset level without an initial sales charges if the Class M share account was established before March 11, 1996), Class M shareholders will become shareholders of a class of shares with lower net operating expenses in a Fund the Manager believes has better prospects for growth.

The current sales charge rates and concessions paid to dealers and brokers are as follows:

Amount of Purchase	Capital Income Class A Shares Front-End Sales Charge As a % of Offering Price	Convertible Securities Class M Shares Front-End Sales Charge As a % of Offering Price
Less than $25,000	5.75%	3.25%
$25,000 or more but less than $50,000	5.50%	3.25%
$50,000 or more but less than $100,000	4.75%	3.25%
$100,000 or more but less than $250,000	3.75%	3.25%
$250,000 or more but less than $500,000	2.50%	2.25%
$500,000 or more but less than $1million	2.00%	1.25%

All shares of Capital Income Fund received in the Reorganization will be issued at net asset value, without a sales charge and no CDSC will be imposed on Convertible Securities Fund shares exchanged for Capital Income Fund shares as a result of the Reorganization. However, any CDSC that applies to Convertible Securities Fund shares as of the date of the exchange will carry over to Capital Income Fund shares received in the Reorganization.

Dividends and Distributions

Both Funds intend to declare dividends separately for each class of shares (as applicable) from net investment income. Capital Income Fund intends to declare and pay dividends on a quarterly basis from its investment income. Convertible Securities Fund intends to declare dividends from its investment income on each regular business day and pay them quarterly. Dividends and distributions paid to Class A shares will generally be higher than dividends for Class B, Class C and Class N shares, which normally have higher expenses than Class A shares. The Funds have no fixed dividend rate and cannot guarantee that they will pay any dividends or distributions.

Either Fund may realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any net short-term or long-term capital gains each year. Each Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year. However, there can be no assurance that either Fund will pay any capital gains distributions in a particular year.

Other Shareholder Services

Both Funds also offer the following privileges: (i) the ability to reduce your sales charge on purchases of Class A shares through right of accumulation or letters of intent, (ii) reinvestment of dividends and distributions at net asset value, (iii) net asset value purchases by certain individuals and entities, (iv) Asset Builder (automatic investment) Plans, (v) Automatic Withdrawal and Exchange Plans for shareholders who own shares of the Funds, (vi) AccountLink and PhoneLink arrangements, (vii) exchanges of shares for shares of the same class of certain other funds at net asset value, (viii) telephone and Internet redemption and exchange privileges and (ix) wire redemptions of fund shares (for a fee). All of such services and privileges are subject to amendment or termination at any time and are subject to the terms of the Funds’ respective prospectuses. For additional information, please see the section in the current Prospectus of Capital Income Fund titled “ABOUT YOUR ACCOUNT,” provided along with this combined Prospectus and Proxy Statement.

Special Account Features

When your shares of Convertible Securities Fund are exchanged for shares of Capital Income Fund, any special account features (such as an Asset Builder Plan or Automatic Withdrawal Plan) selected for your Convertible Securities Fund account will be continued for your new Capital Income Fund account (if those features are available for Capital Income Fund) unless you instruct the Transfer Agent otherwise. If you currently own shares in both Funds and have selected the same special account features for each Fund (such as an Automatic Withdrawal Plan for both Funds) and the accounts have identical account attributes (e.g., account holder’s name, address, appropriate bank accounts), the special account feature options you selected for your Convertible Securities Fund account will be applied to the special account features selected for your Capital Income Fund account, unless you instruct the Transfer Agent otherwise.

INFORMATION ABOUT THE REORGANIZATION

This is only a summary of the Reorganization Agreement. You should read the Reorganization Agreement, which is attached as Exhibit A.

How will the Reorganization be carried out?

If the shareholders of Convertible Securities Fund approve the Reorganization Agreement, the Reorganization will take place after various conditions are satisfied by Convertible Securities Fund and Capital Income Fund, including delivery of certain documents. The Closing Date is presently scheduled for on or about July 17, 2009, and the “Valuation Date” (which is the business day preceding the Closing Date of the Reorganization) is presently scheduled for on or about July 16, 2009.

If the shareholders of Convertible Securities Fund vote to approve the Reorganization Agreement, substantially all of the assets of Convertible Securities Fund will be transferred to Capital Income Fund in exchange for shares of Capital Income Fund, and you will receive Class A, Class B, Class C or Class N shares of Capital Income Fund equal in value to the value as of the Valuation Date of your shares of Convertible Securities Fund. The shares of Capital Income Fund will be recorded electronically in each shareholder’s account. Capital Income Fund will then send a confirmation to each shareholder. Convertible Securities Fund will then be liquidated and its outstanding shares will be cancelled. The stock transfer books of Convertible Securities Fund will be permanently closed at the close of business on the Valuation Date. Both Funds apply the same portfolio valuation procedures.

Shareholders of Convertible Securities Fund who vote their Class A, Class B, Class C, Class M and Class N shares in favor of the Reorganization will be electing in effect to redeem their shares of Convertible Securities Fund at net asset value on the Valuation Date, after Convertible Securities Fund subtracts a cash reserve (“Cash Reserve”), and reinvest the proceeds in Class A, (for both Class A and Class M shares of Convertible Securities Fund) Class B, Class C and Class N shares of Capital Income Fund at net asset value. The Cash Reserve is an amount retained by Convertible Securities Fund for the payment of Convertible Securities Fund’s outstanding debts, taxes and expenses of liquidation following the Reorganization. Capital Income Fund is not assuming any debts of Convertible Securities Fund except debts for unsettled securities transactions and outstanding dividend and redemption checks. Any debts paid out of the Cash Reserve will be those debts, taxes or expenses of liquidation incurred by Convertible Securities Fund on or before the Closing Date. Convertible Securities Fund will recognize capital gains or losses on any sales of portfolio securities made prior to the Reorganization. The sales of portfolio securities contemplated in the Reorganization are anticipated to be in the ordinary course of business of Convertible Securities Fund’s activities. Following the Reorganization, Convertible Securities Fund shall take all necessary steps to complete its liquidation and affect a complete dissolution of the Fund.

Under the Reorganization Agreement, either Convertible Securities Fund or Capital Income Fund may abandon and terminate the Reorganization Agreement for any reason and there shall be no liability for damages or other recourse available to the other Fund, provided, however, that in the event that one of the Funds terminates the Reorganization Agreement without reasonable cause, it shall, upon demand, reimburse the other Fund for all expenses, including reasonable out-of-pocket expenses and fees incurred in connection with the Reorganization Agreement.

To the extent permitted by law, the Funds may agree to amend the Reorganization Agreement without shareholder approval. They may also agree to terminate and abandon the Reorganization at any time before or, to the extent permitted by law, after the approval of shareholders of Convertible Securities Fund.

Who will pay the expenses of the Reorganization?

     Each Fund will incur expenses in connection with the Reorganization, including legal and accounting fees, the cost of a tax opinion (that the merger will not be taxable to shareholders) and shareholder communication costs. OFI has estimated total merger-related costs to be approximately $140,000 for Convertible Securities Fund (including solicitation costs) and approximately $36,000 for Capital Income Fund. OFI has agreed to pay approximately $43,000 of the total merger-related costs incurred by Convertible Securities Fund. Capital Income Fund will be responsible for its merger-related expenses. OFI does not anticipate that either Fund will experience a dilution as a result of the proposed Reorganization.

What are the tax consequences of the Reorganization?

The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended. Based on certain assumptions and representations received from Convertible Securities Fund and Capital Income Fund, it is expected to be the opinion of Kramer Levin Naftalis & Frankel LLP and K&L Gates, LLP, respectively (“tax opinion“) that; (i) shareholders of Convertible Securities Fund will not recognize any gain or loss for federal income tax purposes as a result of the exchange of their shares for shares of Capital Income Fund; (ii) shareholders of Capital Income Fund will not recognize any gain or loss upon receipt of Convertible Securities Fund’s assets and (iii) the holding period of Capital Income Fund shares received in that exchange will include the period that Convertible Securities Fund shares were held (provided such shares were held as a capital asset on the Closing Date). In addition, neither Fund is expected to recognize a gain or loss as a direct result of the Reorganization. Please see the Reorganization Agreement for more details.

If the tax opinion is not received by the Closing Date, the Fund may still pursue the Reorganization, pending re-solicitation of shareholders and shareholder approval which would delay the reorganization by several months. Although not likely, in the event the tax opinion is not received, the Reorganization may not qualify as a tax-free reorganization. Prior to the Valuation Date, Convertible Securities Fund may pay a dividend which would have the effect of distributing to Convertible Securities Fund’s shareholders all of Convertible Securities Fund’s investment company taxable income, if any, for taxable years ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gains, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any available capital loss carry-forward). Any such dividends will be included in the taxable income of Convertible Securities Fund’s shareholders as ordinary income and capital gain, respectively.

Tax Loss Carry Forwards

If Convertible Securities Fund had any capital loss carry-forwards on the date of the Reorganization, they would be allowed to be assumed by Capital Income Fund subject to certain limitations, and they would not expire unused, provided they are used within the eight-year period allowed for the use of such carry-forwards.  As of December 31, 2008, Convertible Securities Fund had approximately $31.4 million available for use by Convertible Securities Fund in capital loss carry-forwards based on actual investment trading activity through that date. The amount of any capital loss carry-forwards at the Closing Date will depend on the results of investment trading activity through that date.

You will continue to be responsible for tracking the purchase cost and holding period of your shares and should consult your tax advisor regarding the effect, if any, of the Reorganization in light of your individual circumstances. You should also consult your tax advisor as to state and local and other tax consequences, if any, of the Reorganization because this discussion only relates to federal income tax consequences.

REASONS FOR THE REORGANIZATION

Board Considerations

     At meetings of the Board of Trustees of Convertible Securities Fund, held on March 27, 2009 and April 14, 2009 and the meeting of the Board of Directors of Capital Income Fund, held March 30, 2009, each Board considered whether to approve the proposed Reorganization on behalf of each Board’s respective Fund and reviewed and discussed with the Manager and the Board’s independent legal counsel the proposed Reorganization. Information with respect to, among other things, each Fund’s respective investment objective and policies, management fees, distribution fees and other operating expenses, historical performance and asset size also was considered by the Boards.

Considerations by the Board of Trustees of Convertible Securities Fund. The Board of Trustees of Convertible Securities Fund considered the relative smaller asset size and continuing asset decline of Convertible Securities Fund and the Manager's view that because of the low asset levels, shareholders of Convertible Securities Fund could be disadvantaged because remaining shareholders would end up paying higher fees and expenses because the Fund is not able to achieve economies of scale including breakpoints in its management fee schedule. The Board received and considered information demonstrating that since Convertible Securities Fund’s inception in 1998, assets have steadily declined, and considered that OFDI, the distributor for both Funds, does not believe that the growth prospects for Convertible Securities Fund are as strong as for Capital Income Fund.

The Board also received and considered information that total fund operating expenses would be expected to decrease for Class A, Class C, Class M and Class N shares of Convertible Securities Fund after the Reorganization and that net operating expenses would be expected to decrease for Class B shares of Convertible Securities Fund after the Reorganization.

The Board also considered that the performance of Capital Income Fund has been better than the performance of Convertible Securities Fund for six of the last ten years despite Capital Income Fund’s performance for the standard 1-, 5-, and 10-year reporting periods lagging the performance of Convertible Securities Fund for those reporting periods. The Board also considered the fact that prior to August 1, 2007, Capital Income Fund’s investment objective was to seek capital appreciation and, therefore, the longer term performance of Capital Income Fund is not based on the current investment objective and strategies employed by Capital Income Fund. Furthermore, the Board considered the Manager’s representation that effective April 15, 2009, a new Portfolio Manager would be managing the equity portion of the Fund.

The Board also considered the similarities of the two Funds, including that both Fund’s investment objectives focus on a combination of current income and capital appreciation while also receiving income from dividends and interest. Each Board further considered the costs savings that could result from the Reorganization, including from the elimination of: (1) duplicative efforts with management, compliance and other administrative functions, (2) the need to differentiate the Funds in the marketplace, and (3) preparation, printing, and mailing of prospectuses and shareholder reports.

The Board also considered that both Funds have the same investment adviser, general distributor and transfer agent, and that the Investment Advisory Agreements, General Distributor’s Agreements and transfer agency Service Agreements are substantially similar for both Funds.

The Board also considered the estimated costs of the Reorganization to its Fund and the Manager’s willingness to assume a portion of those costs. The Board also considered the terms and conditions of the Reorganization, including that there would be no sales charge imposed in effecting the Reorganization and that the Reorganization is expected to be a tax-free reorganization. The Board concluded that Convertible Securities Fund’s participation in the transaction was in the best interests of Convertible Securities Fund and that the Reorganization would not result in a dilution of the interests of existing shareholders of Convertible Securities Fund.

After consideration of the above factors, other considerations, and such information as the Board deemed relevant, the Board, including the Trustees who are not “interested persons” (as defined in the Investment Company Act) of Capital Income Fund, Convertible Securities Fund or the Manager (the “Independent Directors” or “Independent Trustees”), unanimously approved the Reorganization and the Reorganization Agreement and voted to recommend its approval by the shareholders of Convertible Securities Fund.

Considerations by the Board of Directors of Capital Income Fund. The Board of Directors of Capital Income Fund considered that the management fee rate paid by shareholders of Capital Income Fund is expected to slightly decrease as a result of the Reorganization. Similarly, the Board considered that the total annual operating expenses are expected to decrease for all classes of shares of Capital Income Fund as a result of the Reorganization with the exception of Class N which is expected to remain the same.

The Board considered the similarities of the two Funds, including that both Fund’s investment objectives focus on a combination of current income and capital appreciation while also receiving income from dividends and interest. The Board further considered the costs savings that could result from the Reorganization, including from the elimination of: (1) duplicative efforts with management, compliance and other administrative functions, (2) the need to differentiate the Funds in the marketplace, and (3) preparation, printing, and mailing of prospectuses and shareholder reports.

The Board considered that both Funds have the same investment adviser, general distributor and transfer agent, and that the Investment Advisory Agreements, General Distributor’s Agreements and transfer agency Service Agreements are substantially similar for both Funds.

The Board considered the estimated costs of the Reorganization to Capital Income Fund and the terms and conditions of the Reorganization, including that there would be no sales charge imposed in effecting the Reorganization and that the Reorganization is expected to be a tax-free reorganization. The Board concluded that Capital Income Fund’s participation in the Reorganization was in the best interests of Capital Income Fund and its shareholders and that the Reorganization would not result in a dilution of the interests of existing shareholders of Capital Income Fund.

Accordingly, the Board of Directors of Capital Income Fund, including the Independent Directors, unanimously approved the Reorganization and the Reorganization Agreement on behalf of Capital Income Fund. Neither Fund’s Board members are required to attend the shareholder meeting nor do they plan to attend the meeting.

Capital Income Fund shareholders do not vote on the Reorganization.

For the reasons discussed above, the Board, on behalf of Convertible Securities Fund, recommends that you vote FOR the Reorganization Agreement. If shareholders of Convertible Securities Fund do not approve the Reorganization Agreement, the Reorganization will not take place.

WHAT ARE THE FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS?

Both Convertible Securities Fund and Capital Income Fund have certain additional fundamental investment restrictions that can only be changed with shareholder approval. Generally, these investment restrictions are similar between the Funds. Please see the Statements of Additional Information for each Fund for descriptions of those investment restrictions, which are incorporated by reference into this combined Prospectus and Proxy Statement and the Statement of Additional Information dated June 5, 2008, related to this Reorganization.

OTHER COMPARISONS BETWEEN THE FUNDS

The description of certain other key features of the Funds is set forth below. More detailed information is available in each Fund’s Prospectus and Statement of Additional Information, which are incorporated herein by reference.

Management of the Funds

The Boards of both Funds are responsible for protecting the interests of each Fund’s shareholders under Massachusetts or Maryland law (as applicable), and other relevant laws. For a listing of the Capital Income Fund’s Board of Directors and biographical information, please refer to the Statement of Additional Information for Capital Income Fund, which you may receive a free copy of by writing to the Transfer Agent at P.O. Box 5270, Denver, Colorado 80217, by visiting the website at www.oppenheimerfunds.com or by calling toll-free 1.800.225.5677.

Investment Management

The day-to-day management of the business and affairs of each Fund is the responsibility of the Manager. Pursuant to each Fund’s investment advisory agreement, the Manager acts as the investment adviser for both Funds, manages the assets of both Funds and makes each Fund’s investment decisions. The Manager employs the Funds’ portfolio managers. Convertible Securities Fund is managed by Edward Everett and Capital Income Fund is managed by Michelle Borré and Krishna Memani, who are primarily responsible for the day-to-day management of each Fund's investments. Ms. Borré became portfolio manager of the Fund as of April 15, 2009.

Ms. Borré, CFA, has been a Vice President of the Manager since April 2009 and was a Senior Research Analyst of the Manager from February 2003 to April 2009. She held various positions, including Managing Director and Partner, at J&W Seligman between July 1996 and January 2003. Ms. Borré was an Adjunct Assistant Professor of Finance and Economics at Columbia Business School from 2003 to 2005 and served on the Executive Advisory Board at the Heilbrunn Center for Graham and Dodd Investing at Columbia Business School from 2004 to 2005.

Mr. Memani has been a Vice President of Capital Income Fund and a Senior Vice President and Head of the Investment Grade Fixed Income Team of the Manager since March 2009. Mr. Memani was a Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities from June 2006 through January 2009. He was the Chief Credit Strategist at Credit Suisse Securities from August 2002 through March 2006. He is a portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

Both Funds obtain investment management services from the Manager according to the terms of advisory agreements that are substantially similar. The advisory agreements require the Manager, at its expense, to provide each Fund with adequate office space, facilities and equipment. The agreements also require the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Funds. Those responsibilities include the compilation and maintenance of records with respect to their operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Funds. The services provided to Convertible Securities Fund shareholders before the Reorganization would not change once they became shareholders of Capital Income Funds after the Reorganization.

Each Fund pays expenses not expressly assumed by the Manager under the advisory agreement. The advisory agreements list examples of expenses paid by each Fund. The major categories relate to interest, taxes, brokerage commissions, fees to Independent Directors or Independent Trustees, legal and audit expenses, custodian bank and transfer agent expenses, share issuance costs, certain printing and registration costs, and non-recurring expenses, including litigation costs.

Both investment advisory agreements generally provide that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss sustained by reason of good faith errors or omissions in connection with any matters to which the agreement(s) relate.

The Manager is controlled by Oppenheimer Acquisition Corp., a holding company owned in part by senior officers of the Manager and ultimately controlled by Massachusetts Mutual Life Insurance Company, a mutual life insurance company that also advises pension plans and investment companies. The Manager has been an investment adviser since January 1960. The Manager (including subsidiaries and an affiliate) managed more than 6 million shareholder accounts as of December 31, 2008. The Manager is located at 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

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Distribution Services

OFDI acts as the principal underwriter in a continuous public offering of shares of the Funds, but is not obligated to sell a specific number of shares. Convertible Securities Fund has adopted a Service Plan for Class A shares that reimburses the Distributor for a portion of the costs of providing services to Class A shareholder accounts and makes these payments quarterly, based on an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund, to pay dealers, brokers, banks and financial institutions for providing personal services and account maintenance to their customers Class A shareholders. Capital Income Fund has adopted a Service Plan for Class A shares that reimburses the Distributor for a portion of the costs of maintaining accounts and providing services to Class A shareholders. The Fund makes these payments quarterly, calculated at an annual rate of 0.25% of the Class A shares daily net assets. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial intermediaries for providing personal service and maintaining the accounts of their customers that hold Class A shares. Therefore both Funds only have a 0.25% service fee.

Both Funds have adopted Distribution and Service Plans for Class B, Class C and Class N shares to pay the Distributor for its services and costs in distributing Class B, Class C and Class N shares and servicing accounts. Under each Fund's plan, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares and 0.25% on Class N shares. The Distributor also receives a service fee of 0.25% per year under the Class B, Class C and Class N plans.

Convertible Securities Fund also has adopted a Distribution and Service Plans for Class M shares to pay the Distributor for its services and costs in distributing Class M shares and servicing accounts. While the Class M plan permits an annual asset-based sales charge payment of 0.50%, the Fund’s Board of Trustees has set that payment at zero. The Distributor also receives a service fee of 0.25% per year under the Class M plan.

The asset-based sales charge and service fees increase Class B and Class C expenses by 1.00% and increase Class N expenses by 0.50% of the net assets per year of the respective class. Because these fees are paid out of each Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

The Distributor uses the service fees to compensate dealers for providing personal services for accounts that hold Class B, Class C, Class M (in the case of Convertible Securities Fund) or Class N shares. The Distributor normally pays the 0.25% service fees to dealers in advance for the first year after the shares are sold by the dealer. After the shares have been held for a year, the Distributor pays the service fees to dealers periodically.

Pending Litigation

During 2009, a number of complaints have been filed in federal courts against the Manager, the Distributor, and certain other mutual funds ("Defendant Funds") advised by the Manager and distributed by the Distributor. The complaints naming the Defendant Funds also name certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs are seeking class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The complaints against the Defendant Funds raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund's investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys' fees and litigation expenses.

     A complaint has been brought in state court against the Manager, the Distributor and another subsidiary of the Manager (but not against the Fund), on behalf of the Oregon College Savings Plan Trust. The complaint alleges breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seeks compensatory damages, equitable relief and an award of attorneys' fees and litigation expenses.

Other complaints have been filed in state and federal courts, by investors who made investments through an affiliate of the Manager, against the Manager and certain of its affiliates. Those complaints relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff”). Those lawsuits, in 2008 and 2009, allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.

The Manager believes that the lawsuits described above are without legal merit and intends to defend them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits vigorously on behalf of those Funds, their boards and the individual Trustees named in those suits. While it is premature to render any opinion as to the likelihood of an outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer Funds.

Payments to Financial Intermediaries and Service Providers

The Manager and the Distributor, in their discretion, also may pay dealers or other financial intermediaries and service providers for distribution and/or shareholder servicing activities. These payments are made out of the Manager's and/or the Distributor's own resources, including from the profits derived from the advisory fees the Manager receives from a Fund. These cash payments, which may be substantial, are paid to many firms having business relationships with the Manager and Distributor. These payments are in addition to any distribution fees, servicing fees, or transfer agency fees paid directly or indirectly by the Funds to these financial intermediaries and any commissions the Distributor pays to these firms out of the sales charges paid by investors. These payments by the Manager or Distributor from their own resources are not reflected in the fee tables contained in this combined Prospectus and Proxy Statement because they are not paid by the Funds.

“Financial intermediaries” are firms that offer and sell shares of the Funds to their clients, or provide shareholder services to the Funds, or both, and receive compensation for doing so. Your securities dealer or financial adviser, for example, is a financial intermediary, and there are other types of financial intermediaries that receive payments relating to the sale or servicing of the Funds’ shares. In addition to dealers, the financial intermediaries that may receive payments include sponsors of fund “supermarkets,” sponsors of fee-based advisory or wrap fee programs, sponsors of college and retirement savings programs, banks and trust companies offering products that hold Fund shares, and insurance companies that offer variable annuity or variable life insurance products.

In general, these payments to financial intermediaries can be categorized as “distribution-related” or “servicing” payments. Payments for distribution-related expenses, such as marketing or promotional expenses, are often referred to as “revenue sharing.” Revenue sharing payments may be made on the basis of the sales of shares attributable to that dealer, the average net assets of a Fund and other Oppenheimer funds attributable to the accounts of that dealer and its clients, negotiated lump sum payments for distribution services provided, or sales support fees. In some circumstances, revenue sharing payments may create an incentive for a dealer or financial intermediary or its representatives to recommend or offer shares of a Fund or other Oppenheimer funds to its customers. These payments also may give an intermediary an incentive to cooperate with the Distributor’s marketing efforts. A revenue sharing payment may, for example, qualify a Fund for preferred status with the intermediary receiving the payment or provide representatives of the Distributor with access to representatives of the intermediary’s sales force, in some cases on a preferential basis over funds of competitors. Additionally, as firm support, the Manager or Distributor may reimburse expenses related to educational seminars and “due diligence” or training meetings (to the extent permitted by applicable laws or the rules of the Financial Industry Regulatory Authority) designed to increase sales representatives’ awareness about Oppenheimer funds, including travel and lodging expenditures. However, the Manager does not consider a financial intermediary’s sale of shares of the Funds or other Oppenheimer funds when selecting brokers or dealers to effect portfolio transactions for the funds.

Various factors are used to determine whether to make revenue sharing payments. Possible considerations include, without limitation, the types of services provided by the intermediary, sales of Fund shares, the redemption rates on accounts of clients of the intermediary or overall asset levels of Oppenheimer funds held for or by clients of the intermediary, the willingness of the intermediary to allow the Distributor to provide educational and training support for the intermediary's sales personnel relating to the Oppenheimer funds, the availability of the Oppenheimer funds on the intermediary’s sales system, as well as the overall quality of the services provided by the intermediary and the Manager or Distributor’s relationship with the intermediary. The Manager and Distributor have adopted guidelines for assessing and implementing each prospective revenue sharing arrangement. To the extent that financial intermediaries receiving distribution-related payments from the Manager or Distributor sell more shares of the Oppenheimer funds or retain more shares of the funds in their client accounts, the Manager and Distributor benefit from the incremental management and other fees they receive with respect to those assets.

Payments may also be made by the Manager, the Distributor or the Transfer Agent to financial intermediaries to compensate or reimburse them for administrative or other client services provided such as sub-transfer agency services for shareholders or retirement plan participants, omnibus accounting or sub-accounting, participation in networking arrangements, account set-up, recordkeeping and other shareholder services. Payments may also be made for administrative services related to the distribution of Fund shares through the intermediary. Firms that may receive servicing fees include retirement plan administrators, qualified tuition program sponsors, banks and trust companies, and others. These fees may be used by the service provider to offset or reduce fees that would otherwise be paid directly to them by certain account holders, such as retirement plans.

Each Fund’s Statement of Additional Information contains more information about revenue sharing and service payments made by the Manager or the Distributor. Your dealer may charge you fees or commissions in addition to those disclosed in this combined Prospectus and Proxy Statement.

Transfer Agent and Custody Services

Both Funds receive shareholder accounting and other clerical services from OppenheimerFunds Services, a division of the Manager, in its capacity as Transfer Agent and dividend paying agent. It acts on an annual per-account fee basis for both Funds. The terms of the transfer agent agreement for both Funds, and of a voluntary undertaking to limit transfer agent fees to 0.35% of average daily net assets per fiscal year for each class of both Funds, are substantially similar. Brown Brothers Harriman & Co., located at 40 Water Street, Boston, MA 02109-3661, acts as custodian for Convertible Securities Fund. JP Morgan Chase Bank, located at 4 Chase Metro Tech Center, Brooklyn, New York 11245, acts as custodian for Capital Income Fund.

Shareholder Rights

The rights of shareholders under Capital Income Fund’s Declaration of Trust and Convertible Securities Fund’s Declaration of Trust are substantially similar. The Funds are not required to, and do not, hold annual meetings of shareholders and have no current intention to hold such meetings, except as required by the Investment Company Act.

     Under the Investment Company Act, the Funds are required to hold a shareholder meeting if, among other reasons, the numbers of Directors/Trustees elected by shareholders is less than a majority of the total number of Directors/Trustees, or if they seek to change a fundamental investment policy. The Directors of Capital Income Fund will call a meeting of shareholders to vote on the removal of a Director upon the written request of the record holders of 10% of its outstanding shares. If the Directors receive a request from at least 10 shareholders stating that they wish to communicate with other shareholders to request a meeting to remove a Director, the Directors will then either make the Fund’s shareholder list available to the applicants or mail their communication to all other shareholders at the applicants’ expense. The shareholders making the request must have been shareholders for at least six months and must hold in the aggregate the lesser of (1) shares of the Fund valued at $25,000 or more at current offering price, (2) or shares constituting at least 1% of the Fund’s outstanding shares. The Directors may also take other action as permitted by the Investment Company Act.

*     *     *     *     *     *

PROPOSAL 2:

TO ELECT TEN TRUSTEES (Only if Proposal 1 is Not Approved)

In the event that the Reorganization Agreement discussed in Proposal 1 is not approved by shareholders of Convertible Securities Fund, the ten Nominees named further below have been nominated for election as Trustees effective August 1, 2009, or the date of the Meeting, whichever is later.

Why am I being asked to elect ten Trustees for the Fund (Proposal 2)?

The Fund’s current Board is comprised of six Trustees who oversee the Fund. After careful consideration, the Board determined that the Fund would be best served if it was overseen by another board of trustees that currently oversees 54 other Oppenheimer funds. That Board is referred to in this Proposal 2 as the “Proposed Board.” The Fund’s current Board is referred to in this Proposal as the “Current Board.”

This Proposal would increase the number of Trustees on the Fund’s Board from six to ten members. Due to the increased complexity and regulatory requirements and responsibilities imposed on trustees of registered investment companies, the Current Board believes it is appropriate to increase the number of Board members overseeing the Fund. By having the Fund overseen by the Proposed Board, the Fund also will benefit from lower trustee fees because trustee fees are allocated among all of the Oppenheimer funds overseen by that board.

Section 16(a) of the Investment Company Act requires that at least a majority of trustees be elected by shareholders. In addition, new trustees cannot be appointed by existing trustees to fill vacancies created by retirements, resignations or an expansion of the board unless, after those appointments, at least 66.67% of the trustees have been elected by shareholders. Therefore, in order to change the composition of the Board, a shareholder vote is necessary to elect a slate of ten nominees. This election will also facilitate the appointment by the Board of future trustees if that becomes necessary.

For the reasons set forth below, the Current Board approved the nomination of the ten individuals who already serve on the Proposed Board as trustees of 54 other Oppenheimer funds to serve as Trustees for the Fund (each a “Nominee” and collectively, the “Nominees”) in the event that the Reorganization Agreement in Proposal 1 is not approved. Three of the Nominees (David K. Downes, Brian F. Wruble and John V. Murphy) also serve on the Current Board.

If elected by shareholders, the Nominees would oversee the Fund, effective August 1, 2009, or the date of the Meeting, whichever is later. The three remaining members of the Current Board (John Cannon, Thomas Courtney and Lacy Herrmann) are not standing for election as Nominees and would resign effective that same date.

What Factors Did The Board Consider In Selecting The Nominees?

The Current Board’s Audit Committee also serves as nominating committee for the Fund. The members of the Audit Committee, each of whom is an Independent Trustee, recommended and nominated each Nominee. After due consideration, the Current Board recommended to shareholders the election of the Nominees. In making the recommendation, the Current Board and Audit Committee took into consideration a number of factors, including the knowledge, background, and experience of each of the Nominees. In addition, the Current Board and Audit Committee considered the benefits of combining their expertise for purposes of overseeing the Fund from a complex-wide perspective; the benefits of bringing the collective knowledge and experience of the Nominees to bear on compliance and governance issues; and the broader regulatory perspective of the larger combined Board.

The Current Board and Audit Committee also considered representations from the Manager concerning additional benefits of consolidating the two boards, including: improved efficiency of operations with one fewer Board; enhanced oversight of service providers; and the reduction and standardization of multiple policies and procedures. Additionally, the Manager expects administrative efficiencies in fund governance and other cost-savings to be realized from the Board consolidation, because multiple boards have resulted in duplication of expenses and management time in connection with board-related tasks or matters.

If the Nominees are elected as Trustees, they would adopt the Proposed Board’s compensation rates, committee charters and fund policies to be effective upon their election. The Proposed Board’s Trustees currently oversee 54 funds as compared to the 10 funds overseen by the Current Board. As a result, the Proposed Board’s Trustees receive a higher overall rate of annual compensation than the Current Board Trustees who oversee only 10 funds (including Convertible Securities Fund and nine other funds). For example, the Proposed Board Trustees are currently paid a base salary of $168,000 per year as compared to a base salary of $140,000 per year for the Current Board Trustees. Additional amounts are paid to Trustees who are chairmen of the Board or of committees of the Board. Although the increase in compensation and in number of Trustees typically might be expected to result in an increase in the aggregate Trustee salaries and expenses paid by the Fund, in this situation, the Fund’s proportionate share of Trustee compensation and expenses is expected to decrease.

The decrease in compensation and expenses to be paid by the Fund is expected to be realized because if the Nominees are elected (and following completion of several other Oppenheimer funds’ proxy initiatives (not included in this Proxy Statement) for the nine other funds overseen by the Current Board), the Trustees’ compensation and expenses will be allocated among 64 Funds (rather than only the 10 Funds overseen by the Current Board) and among a significantly larger amount of combined assets (approximately $64.1 billion, as of January 6, 2009, in combined assets, i.e., approximately $45.7 billion among the 54 funds currently overseen by the Proposed Board as well as approximately $18.4 billion, as of January 6, 2009, among the 10 Funds overseen by the Current Board). As a result, because the pro rata share of compensation and expenses paid by the Fund is, to a large extent, reflective of the Fund’s average net assets as a percentage of the aggregate average net assets of all of the Funds overseen by the Board, the Fund’s proportionate share of compensation and expenses is expected to decrease following the election of the Nominees. The expected decrease in the proportionate shares of Trustee compensation and expenses paid by the Fund is based on current levels of compensation and expenses of the Proposed Board. Both Boards’ Trustees are entitled to establish their own level of compensation and expenses and, therefore, the compensation and expenses could increase in the future.

Convertible Securities Fund is not required and does not intend to hold annual shareholder meetings for the purpose of electing Trustees. As a result, if elected, the Trustees will serve an indefinite term until their resignation, retirement, death or removal or until their successors are duly elected and shall have qualified. If a Nominee should be unable to accept election, serve his or her term or resign, the Board may, in its discretion and subject to the Investment Company Act, select another person to fill the vacant position. Each Nominee has consented to be named as such in this Proxy Statement and to serve as a Trustee if elected.

Although the Fund does not intend to hold annual shareholder meetings, it may hold shareholder meetings from time to time on important matters. Shareholders also have the right to call a meeting to remove a Trustee or to take other action as described in the Fund’s organizing documents. If at any time, less than a majority of the Trustees holding office has been elected by the shareholders of the Fund, the Trustees then in office will promptly call a shareholders’ meeting for the purpose of electing Trustees to the Fund.

Except for Mr. Murphy, each Nominee is not an “interested person” of the Fund, as defined in the Investment Company Act (an “Independent Trustee”). Mr. Murphy is an “interested person” of the Fund, because he is affiliated with the Manager by virtue of his positions as an officer or director of the Manager, and as a shareholder of its parent company.

The Nominees, their positions with the Boards and length of service in such positions as well as their principal occupations and business affiliations during the past five years are listed below. The address of each Nominee for Independent Trustee is 6803 S. Tucson Way, Centennial, CO 80112-3924. The address of Mr. Murphy (Nominee for Interested Trustee) is Two World Financial Center, 225 Liberty Street, New York, NY 10281-1008.

Nominees for Independent Trustees

Name, Position(s) Held with the Proposed Board, Length of Service, Age	Principal Occupation(s) During Past 5 Years; Other Trusteeships/Directorships Held by Trustee; Number of Portfolios in Fund Complex Overseen by Trustee if elected at the Meeting
Brian F. Wruble, Chairman of Board of Trustees since 2007, Trustee since 2005 Age: 65

General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); Treasurer and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Member of Zurich Financial Investment Management Advisory Council (insurance) (2004-2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004).Oversees 64 portfolios in the OppenheimerFunds complex.

David K. Downes, Trustee since 2007 Age: 69

Independent Chairman GSK Employee Benefit Trust (since April 2006); Director of Correctnet (since January 2006); Trustee of Employee Trusts (since January 2006); President, Chief Executive Officer and Board Member of CRAFund Advisors, Inc. (investment management company) (since January 2004); Director of Internet Capital Group (information technology company) (since October 2003); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Massachusetts Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Massachusetts Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Massachusetts Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Massachusetts Service Company, Inc. (1995-2003). Oversees 64 portfolios in the OppenheimerFunds complex.

Matthew P. Fink, Trustee since 2005 Age: 68

Trustee of the Committee for Economic Development (policy research foundation) (since 2005); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004). Oversees 5 4 portfolios in the OppenheimerFunds complex.

Phillip A. Griffiths, Trustee since 1999 Age: 70

Fellow of the Carnegie Corporation (since 2007); Distinguished Presidential Fellow for International Affairs (since 2002) and Member (since 1979) of the National Academy of Sciences; Council on Foreign Relations (since 2002); Director of GSI Lumonics Inc. (precision technology products company) (since 2001); Senior Advisor of The Andrew W. Mellon Foundation (since 2001); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983). Oversees 54 portfolios in the OppenheimerFunds complex.

Mary F. Miller, Trustee since 2004 Age: 65

Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 54 portfolios in the OppenheimerFunds complex.

Joel W. Motley, Trustee since 2002 Age: 56

Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007). Oversees 54 portfolios in the OppenheimerFunds complex.

Mary Ann Tynan, Trustee since 2008 Age: 63

Vice Chair of Board of Trustees of Brigham and Women's/Faulkner Hospitals (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 57 portfolios in the OppenheimerFunds complex.

Joseph M. Wikler, Trustee since 2005 Age: 67

Director of C-TASC (bio-statistics services) (since 2007); Director of the following medical device companies: Medintec (since 1992) and Cathco (since 1996); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 54 portfolios in the OppenheimerFunds complex.

Peter I. Wold, Trustee since 2005 Age: 60

President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Vice President, Secretary and Treasurer of Wold Trona Company, Inc. (soda ash processing and production) (1996 - 2006); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 54 portfolios in the OppenheimerFunds complex.

Nominee for Interested Trustee

Name, Position(s) Held with the Proposed Board, Length of Service, Age John V. Murphy, Trustee since 2001 and President and Principal Executive Officer since 2001 Age: 59

Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

Chairman and Director of the Manager (since June 2001); Chief Executive Officer of the Manager (June 2001-December 2008); President of the Manager (September 2000-February 2007); President and director or trustee of other Oppenheimer funds; President and Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the Manager) (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the Manager) (November 2001-December 2006); Chairman and Director of Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc., Centennial Asset Management Corporation, Trinity Investment Management Corporation and Tremont Capital Management, Inc. (since November 2001), HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since July 2001); President (since November 2001) and Director (since July 2001) of Oppenheimer Real Asset Management, Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company (OAC’s parent company) (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management LLC) (since June 1995); Chairman (since October 2007) and Member of the Investment Company Institute’s Board of Governors (since October 2003). Oversees 102 portfolios in the OppenheimerFunds complex.

The dollar ranges of securities beneficially owned in the Funds by the Independent Trustee Nominees and in the Oppenheimer family of funds, as of December 31, 2008 are as follows:

Name of Independent Trustee Nominee	Dollar Range of Equity Securities Owned in the Funds	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be overseen by Trustee or Nominee in Oppenheimer Family of Investment Companies
Mr. Downes	None	Over $100,000
Mr. Fink	None	Over $100,000
Mr. Griffiths	None	Over $100,000
Ms. Miller	None	Over $100,000
Mr. Motley	None	Over $100,000
Ms. Tynan	None	None*
Mr. Wikler	None	Over$100,000
Mr. Wold	None	Over $100,000
Mr. Wruble	None	Over $100,000

*     Ms. Tynan joined Board I on October 1, 2008.

General Information Regarding the Proposed Board

     If shareholders approve the election of the Nominees as Trustees, the Fund will be overseen by the Proposed Board. The Current Board is responsible, and if elected the Proposed Board would assume responsibility, for protecting the interests of shareholders. The Directors will meet periodically throughout the year to oversee the Fund’s activities, review their performance and review the actions of the Manager which is responsible for the Fund’s day-to-day operations. The Proposed Board met in person six times, and by telephone conference five additional times, during the calendar year ended December 31, 2008. During that same period, each Nominee was present for at least 75% of the aggregate number of meetings of the Board and committees on which he served.

Committees of the Board of Trustees

     The Current Board has appointed one standing committee: an Audit Committee. If the Nominees are elected, the Fund will establish three standing committees to match the committees established by the Proposed Board. Those committees are an Audit Committee, a Regulatory & Oversight Committee and a Governance Committee. Each committee would be established under charters identical to those of the corresponding Proposed Board’s committees and the members of each Proposed Board’s committee would be appointed for the Fund.

     The members of the Audit Committee for the Proposed Board are David K. Downes (Chairman), Phillip A. Griffiths, Mary F. Miller, Joseph M. Wikler and Peter I. Wold. The Audit Committee would furnish the Board with recommendations regarding the selection of the Fund’s independent registered public accounting firm (also referred to as the “independent Auditors”). Other main functions of the Audit Committee outlined in the Audit Committee Charter, include, but would not be limited to: (i) reviewing the scope and results of financial statement audits and the audit fees charged; (ii) reviewing reports from the Fund’s independent Auditors regarding the Fund’s internal accounting procedures and controls; (iii) reviewing reports from the Manager’s Internal Audit Department; (iv) maintaining a separate line of communication between the Fund’s independent Auditors and the Independent Trustees; (v) reviewing the independence of the Fund’s independent Auditors; and (vi) pre-approving the provision of any audit or non-audit services by the Fund’s independent Auditors, including tax services, that are not prohibited by the Sarbanes-Oxley Act, to the Fund, the Manager and certain affiliates of the Manager.

The members of the Regulatory & Oversight Committee for the Proposed Board are Matthew P. Fink (Chairman), David K. Downes, Phillip A. Griffiths, Joel W. Motley, Mary Ann Tynan and Joseph M. Wikler. The Regulatory & Oversight Committee would evaluate and report to the Board on the Fund’s contractual arrangements, including the Investment Advisory and Distribution Agreements, transfer agency and shareholder service agreements and custodian agreements as well as the policies and procedures adopted by the Fund to comply with the Investment Company Act and other applicable law, among other duties as set forth in the Regulatory & Oversight Committee’s Charter.

The members of the Governance Committee for the Proposed Board are Joel W. Motley (Chairman), Matthew P. Fink, Mary F. Miller, Mary Ann Tynan and Peter I. Wold. The Governance Committee would review the Fund’s governance guidelines, the adequacy of the Fund’s Codes of Ethics, and develops qualification criteria for Board members consistent with the Fund’s governance guidelines, provides the Board with recommendations for voting portfolio securities held by the Fund, and monitors the Fund’s proxy voting, among other duties set forth in the Governance Committee’s Charter.

The Governance Committee’s functions also include the selection and nomination of Trustees, including Independent Trustees for election. The Governance Committee may, but need not, consider the advice and recommendation of the Manager and its affiliates in selecting nominees. The full Board elects new Trustees except for those instances when a shareholder vote is required.

Under the current policy of the Board, if the Board determines that a vacancy exists or is likely to exist on the Board, the Governance Committee will consider candidates for Board membership including those recommended by the Fund's shareholders. The Governance Committee will consider nominees recommended by Independent Board members or recommended by any other Board members including Board members affiliated with the Fund’s Manager. The Governance Committee may, upon Board approval, retain an executive search firm to assist in screening potential candidates. Upon Board approval, the Governance Committee may also use the services of legal, financial, or other external counsel that it deems necessary or desirable in the screening process. Shareholders wishing to submit a nominee for election to the Board may do so by mailing their submission to the offices of OppenheimerFunds, Inc., Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008, to the attention of the Board of Trustees of [name of Fund], c/o the Secretary of the Fund.

Submissions should, at a minimum, be accompanied by the following: (1) the name, address, and business, educational, and/or other pertinent background of the person being recommended; (2) a statement concerning whether the person is an “interested person” as defined in the Investment Company Act; (3) any other information that the Fund would be required to include in a proxy statement concerning the person if he or she was nominated; and (4) the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares. Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Manager) would be deemed an “interested person” under the Investment Company Act. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an “interested person.”

The Governance Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Governance Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Governance Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other Trustees and will contribute to the Board. There are no differences in the manner in which the Governance Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder. Candidates are expected to provide a mix of attributes, experience, perspective and skills necessary to effectively advance the interests of shareholders.

Compensation of Independent Trustee Nominees

     The Independent Trustees receive compensation for their services as Trustees and as Committee members (if applicable) and are reimbursed for expenses incurred in connection with attending such Board and Committee meetings. Each Oppenheimer fund for which an Independent Trustee serves as a trustee pays a share of these expenses.

The officers of the Oppenheimer funds and the Nominee for Interested Trustee (Mr. Murphy), who is affiliated with the Manager, receive no salary or fee from the Oppenheimer funds. The total compensation from all the Oppenheimer funds represents compensation received for serving as a director, trustee or member of a committee (if applicable) of the Board of those funds during the fiscal year 2008. The compensation paid to each Independent Trustee Nominee is set forth below.

Name and Other Fund Position(s) (as applicable)	Aggregate Compensation From the Fund(1)	Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement(2)	Total Compensation From the Fund and Fund Complex
	Fiscal year ended December 31, 2008			Year ended December 31, 2008
Brian F. Wruble(3) Chairman of the Proposed Board	$1,868 (4)	$1,558	$323,296(5)	$365,000 (6)
David K. Downes(7) Audit Committee Chairman and Regulatory & Oversight Committee Member	$2,2253	$850	$176,328(8)	$335,000(9)
Matthew P. Fink Regulatory & Oversight Committee Chairman and Governance Committee Member	None	N/A	N/A	$178,582
Phillip A. Griffiths Audit Committee Member and Regulatory & Oversight Committee Member	None	N/A	N/A	$204,625
Mary F. Miller Audit Committee Member and Governance Committee Member	None	N/A	N/A	$168,000
Joel W. Motley Governance Committee Chairman and Regulatory & Oversight Committee Member	None	N/A	N/A	$181,533
Mary Ann Tynan Regulatory & Oversight Committee Member Governance Committee Member	None	N/A	N/A	$32,870
Joseph M. Wikler Audit Committee Member and Regulatory & Oversight Committee Member	None	N/A	N/A	$168,000
Peter I. Wold Audit Committee Member and Governance Committee Member	None	N/A	N/A	$168,000
1.	“Aggregate Compensation From the Fund” includes fees and amounts deferred under the “Compensation Deferral Plan” (described below), if any.

2.

“Estimated Annual Benefits Upon Retirement” is based on a single life payment election with the assumption that a Trustee would retire at the age of 75 and would then have been eligible to receive retirement plan benefits with respect to certain Funds overseen by the Proposed Board, and in the case of Messrs. Downes and Wruble, with respect to ten other Oppenheimer funds that are not Funds overseen by the Proposed Board. The Proposed Board’s retirement plan was frozen effective December 31, 2006, and each plan participant who had not yet commenced receiving retirement benefits subsequently received previously accrued benefits based upon the distribution method elected by such participant. A similar plan with respect to the Current Board was frozen effective December 31, 2007.

3.	Mr. Wruble became Chairman of the Proposed Board on December 31, 2006.

4.	Includes $1,868 deferred by Mr. Wruble under the “Compensation Deferral Plan.”

5.

This amount represents the benefit that was paid to Mr. Wruble for serving as a director or trustee of the Current Board. Mr. Wruble has elected to receive a lump sum distributed to the Compensation Deferral Plan subsequent to the freezing of the Current Board’s retirement plan.

6.	Includes $140,000 paid to Mr. Wruble for serving as a director or trustee of the Current Board.

7.	Mr. Downes was appointed as Trustee of the Funds overseen by the Proposed Board on August 1, 2007, which was subsequent to the freezing of that Board’s retirement plan.

8.	This amount represents the benefit that was paid to Mr. Downes for serving as a director or trustee of the Funds overseen by the Current Board. Mr. Downes has elected to receive a lump sum payment subsequent to the freezing of the Current Board’s retirement plan.

9.	Includes $155,000 paid to Mr. Downes for serving as a director or trustee of the Funds overseen by the Current Board.

Retirement Plan for Trustees

The Proposed Board and the Current Board each adopted a retirement plan that provided for payments to retired Independent Trustees. The Proposed Board “froze” its retirement plan with respect to new accruals as of December 31, 2006 (the “Proposed Board Freeze Date”), and the Current Board “froze” its retirement plan with respect to new accruals as of December 31, 2007 (the “Current Board Freeze Date”). Each Board determined to freeze the retirement plan after considering a trend among corporate boards of directors to forego retirement plan payments in favor of current compensation.

Each Trustee at that time continuing to serve on the Proposed Board after the Proposed Board Freeze Date (each such Trustee a “Continuing Board Member”) elected to have his or her accrued benefit as of that date (i.e., an amount equivalent to the actuarial present value of his or her benefit under the retirement plan as of the Freeze Date) (i) paid at once or over time, (ii) rolled into the Compensation Deferral Plan described below, or (iii) in the case of Continuing Board Members having at least 7 years of service as of the Freeze Date paid in the form of an annual benefit or joint and survivor annual benefit. Each Current Board Trustee elected prior to the Current Board Freeze Date either to receive (i) a lump sum, (ii) a series of installments, or (iii) rolled into the Compensation Deferral Plan discussed below.

Compensation Deferral Plan for Trustees

Both Boards have adopted a Compensation Deferral Plan (each a “Plan”) for Independent Trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the funds they oversee. Under the Plans, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the Plans will be determined based upon the performance of the selected funds. Deferral of a Trustee’s fees under the Plans will not materially affect the Fund’s assets, liabilities and net income per share. The Plans will not obligate the Fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an order issued by the SEC, the Fund may invest in the funds selected by the Trustee under the Plans without shareholder approval for the limited purpose of determining the value of the Trustee’s deferred fee account. If the Nominees are approved by shareholders, then the Fund would adopt the Proposed Board’s Compensation Deferral Plan effective January 1, 2008. For the Current Board Trustees who are not standing for election, they would be paid any amounts deferred under the Compensation Deferral Plan in accordance with the terms of that Plan.

As of March 25, 2009, the Trustees, Nominees and officers, individually and as a group, beneficially owned less than 1% of the outstanding shares of the Fund. The foregoing statement does not reflect ownership of shares of the Fund held of record by an employee benefit plan for employees of the Manager, other than the shares beneficially owned under the plan by the officers of the Fund listed above. In addition, each Independent Trustee (including his or her family members) does not own securities of either the Manager or OppenheimerFunds Distributor, Inc. (the “Distributor” of the Funds) or any person directly or indirectly controlling, controlled by or under common control with the Manager or Distributor.

Executive Officers of the Fund

Information is given below about the executive officers who are not Trustees of the Fund, including their business experience during the past five years. Messrs. Vandehey, Wixted and Zack, respectively, hold the same offices with the other Oppenheimer funds in the OppenheimerFunds family of funds. The address for Mr. Zack is Two World Financial Center, 225 Liberty Street, New York, NY 10281-1008. The address for Messrs. Vandehey and Wixted is 6803 S. Tucson Way, Centennial, CO 80112-3924.

All officers serve at the pleasure of the Board. Each officer serves for an indefinite term or until his or her earlier resignation, retirement, death or removal.

Name, Position(s) Held with the Funds, Length of Service, Age	Principal Occupation(s) During Past 5 Years
Mark S. Vandehey, Vice President and Chief Compliance Officer since 2004 Age: 5 8

Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of the OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (Since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983). Former Vice President and Director of Internal Audit of the Manager (1997-February 2004). An officer of 102 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer since 1999 Age: 49

Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer of the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (since March 1999), OFI Private Investments, Inc. (since March 2000), OppenheimerFunds International Ltd. (since May 2000), OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); and Assistant Treasurer of OAC (since March 1999). An officer of 102 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Secretary since 2001 Age: 60

Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001); Director of OppenheimerFunds International Distributor Limited (since December 2003). An officer of 102 portfolios in the OppenheimerFunds complex.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE
ELECTION OF EACH NOMINEE AS TRUSTEE OF THE FUND.

*     *     *     *     *

VOTING INFORMATION

How do I vote?

Please take a few moments to complete your proxy ballot promptly. You may vote your shares by completing and signing the enclosed proxy ballot(s) and mailing the proxy ballot(s) in the postage paid envelope provided. You also may vote your shares by telephone or via the internet by following the instructions on the attached proxy ballot(s) and accompanying materials. You may cast your vote by attending the Meeting in person if you are a record owner.

If you need assistance, have any questions regarding the Proposal or need a replacement proxy ballot, please call 1-866-406-2288. Any proxy given by a shareholder, whether in writing, by telephone or via the internet, is revocable as described below under the paragraph titled “Revoking a Proxy.”

If you simply sign and date the proxy but give no voting instructions, your shares will be voted in favor of the Reorganization Agreement.

•

Telephone Voting. Please have the proxy ballot available and call the number on the enclosed materials and follow the instructions. After you provide your voting instructions, those instructions will be read back to you and you must confirm your voting instructions before ending the telephone call. The voting procedures used in connection with telephone voting are designed to reasonably authenticate the identity of shareholders, to permit shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded.

As the Meeting date approaches, certain shareholders may receive telephone calls from a representative of the solicitation firm (if applicable) if their vote has not yet been received. Authorization to permit the solicitation firm to execute proxies may be obtained by telephonic instructions from shareholders of Convertible Securities Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures discussed herein. These procedures have been designed to reasonably ensure that the identity of the shareholder providing voting instructions is accurately determined and that the voting instructions of the shareholder are accurately recorded.

In all cases where a telephonic proxy is solicited, the solicitation firm representative is required to ask for each shareholder’s full name, address, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation) and to confirm that the shareholder has received the Proxy Statement and ballot. If the information solicited agrees with the information provided to the solicitation firm, the solicitation firm representative has the responsibility to explain the process, read the Proposal listed on the proxy ballot, and ask for the shareholder’s instructions on such Proposal. The solicitation firm representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote. The solicitation firm representative may read any recommendation set forth in the Proxy Statement. The solicitation firm representative will record the shareholder’s instructions. Within 72 hours, the shareholder will be sent a confirmation of his or her vote asking the shareholder to call the solicitation firm immediately if his or her instructions are not correctly reflected in the confirmation. For additional information, see also the section below titled “Solicitation of Proxies.”

•

Internet Voting. You also may vote over the internet by following the instructions in the enclosed materials. You will be prompted to enter the control number on the enclosed proxy ballot. Follow the instructions on the screen, using your proxy ballot as a guide.

Who is entitled to vote and how are votes counted?

Shareholders of record of Convertible Securities Fund at the close of business on June 5, 2009 (the “Record Date”) will be entitled to vote at the Meeting. On June 5, 2009, there were 24,225,811.593 outstanding shares of Convertible Securities Fund, consisting of 15,296,095.817 Class A shares, 1,147,404.025 Class B shares, 3,610,742.997 Class C shares, 3,845,220.152 Class M shares and 325,348.601 Class N shares. Each shareholder will be entitled to one vote for each full share, and a fractional vote for each fractional share of Convertible Securities Fund held on the Record Date.

The individuals named as proxies on the proxy ballots (or their substitutes) will vote according to your directions if your proxy ballot is received and properly executed, or in accordance with the instructions you provide if you vote by telephone, internet or mail.

Proposal 1: You may direct the proxy holders to vote your shares on Proposal 1 by checking the appropriate box “FOR” or “AGAINST,” or instruct them not to vote those shares on Proposal 1 by checking the “ABSTAIN” box.

Proposal 2: You may direct the proxy holders to vote your shares on Proposal 2 by checking the appropriate box “FOR” or “WITHHOLD.” The individuals named as proxies on the proxy ballots (or their substitutes) have advised the Fund that, unless a proxy ballot instructs them to withhold authority to vote for all listed Nominees or any individual Nominee, all validly executed proxies will be voted for the election of all the Nominees as Trustees of the Fund.

Quorum

     The presence in person or by proxy of a majority of Convertible Securities Fund’s shares outstanding and entitled to vote constitutes a quorum with respect to the Meeting. In the absence of a quorum, the shareholders present or represented by proxy and entitled to vote thereat have the power to adjourn the meeting from time to time but no longer than six months from the date of the meeting without further notice.

Abstentions

     Shares whose proxies reflect an abstention on the Proposal are counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists for the Meeting. However, because of the need to obtain a vote of a majority of the shares outstanding and entitled to vote for Proposal 1, abstentions will have the same effect as a vote “against” Proposal 1.

Required Vote

Proposal 1.      The affirmative vote of the holders of a majority (as that term is defined in the Investment Company Act) of the shares of Convertible Securities Fund outstanding and entitled to vote is necessary to approve the Reorganization Agreement and the transactions contemplated in Proposal 1. Under the Investment Company Act, such a “majority” vote is defined as the vote of the holders of the lesser of 67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or more than 50% of the outstanding shares. Capital Income Fund shareholders do not vote on the Reorganization.

Proposal 2.      Proposal 2 must be approved by a plurality of the shares voted at the Meeting.

The persons named in the enclosed proxy (or their substitutes) may propose and approve one or more adjournments of the Meeting to permit further solicitation of proxies. Among other reasons, the Meeting may be adjourned if a quorum is present but sufficient votes to approve the Proposal are not received by the date of the Meeting. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies on the proxy ballots (or their substitutes) will vote the Shares present in person or by proxy (including broker non-votes and abstentions) in favor of such an adjournment if they determine additional solicitation is warranted and in the interests of the Funds’ shareholders.

Solicitation of Proxies

Broker-dealer firms, banks, custodians, nominees and other fiduciaries may be required to forward soliciting material to the beneficial owners of the shares of record on behalf of Convertible Securities Fund and to obtain authorization for the execution of proxies. For those services, they will be reimbursed by the Convertible Securities Fund for their reasonable expenses incurred in connection with the proxy solicitation to the extent the Fund would have directly borne those expenses.

In addition to solicitations by mail, solicitations may be conducted by telephone or email including by a proxy solicitation firm hired at Convertible Securities Fund’s expense. It is expected that a proxy solicitation firm will be hired. It is estimated that the cost to Convertible Securities Fund of engaging a proxy solicitation firm are approximately $50,000, plus any additional costs which would be incurred in connection with contacting those shareholders who have not voted, in the event of a need for re-solicitation of votes. These costs are included in the estimated total Reorganization-related costs discussed earlier (see the discussion in “Who will pay the expenses of the Reorganization?” beginning on page 35 for more details).

Currently, if the Manager determines to retain the services of a proxy solicitation firm on behalf of the Fund, the Manager anticipates retaining The Altman Group, Inc. Any proxy solicitation firm engaged by the Fund, among other things, will be: (i) required to maintain the confidentiality of all shareholder information; (ii) prohibited from selling or otherwise disclosing shareholder information to any third party; and (iii) required to comply with applicable telemarketing laws.

•

Voting By Broker-Dealers. Shares owned of record by broker-dealers (or record owners) for the benefit of their customers (“street account shares”) will be voted by the broker-dealer based on instructions received from its customers. If no instructions are received, the broker-dealer may (if permitted by applicable stock exchange rules) give or authorize the giving of a proxy, as recordholder of such shares, to vote such shares in connection with Proposal 2. The broker dealer does not have discretionary power (“broker non-vote”) to vote such street account shares on Proposal 1 under applicable stock exchange rules. Beneficial owners of street account shares cannot vote at the meeting. Only record owners may vote at the meeting.

•

Voting by the Trustee for OppenheimerFunds-Sponsored Retirement Plans. Shares held in OppenheimerFunds-sponsored retirement accounts for which votes are not received as of the last business day before the Meeting Date, will be voted by the trustee for such accounts in the same proportion as Shares for which voting instructions from the Fund’s other shareholders have been timely received.

Revoking a Proxy

You may revoke a previously granted proxy at any time before it is exercised by: (1) delivering a written notice to the Fund expressly revoking your proxy, (2) signing and sending to the Fund a later-dated proxy, (3) telephone or internet or (4) attending the Meeting and casting your votes in person if you are a record owner. Please be advised that the deadline for revoking your proxy by telephone or the internet is 3:00 p.m., Eastern Time, on the last business day before the Meeting.

What other matters will be voted upon at the Meeting?

The Board of Trustees of Convertible Securities Fund does not intend to bring any matters before the Meeting other than those described in this combined Prospectus and Proxy Statement. Neither the Board nor the Manager is aware of any other matters to be brought before the Meeting by others. Matters not known at the time of the solicitation may come before the Meeting. The proxy as solicited confers discretionary authority with respect to such matters that might properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy (or their substitutes) to vote the proxy in accordance with their judgment on such matters.

•

Shareholder Proposals. The Fund is not required and does not intend to hold shareholder meetings on a regular basis. Special meetings of shareholders may be called from time to time by either the Fund or the, shareholders (for certain matters and under special conditions described in the Funds’ Statements of Additional Information). Under the proxy rules of the SEC, shareholder proposals that meet certain conditions may be included in a fund’s proxy statement for a particular meeting. Those rules currently require that for future meetings, the shareholder must be a record or beneficial owner of Fund shares either (i) with a value of at least $2,000 or (ii) in an amount representing at least 1% of the Fund’s securities to be voted, at the time the proposal is submitted and for one year prior thereto, and must continue to own such shares through the date on which the meeting is held. Another requirement relates to the timely receipt by the Fund of any such proposal. Under those rules, a proposal must have been submitted a reasonable time before the Fund began to print and mail this Proxy Statement in order to be included in this Proxy Statement. A proposal submitted for inclusion in the Fund’s proxy materials for the next special meeting after the meeting to which this Proxy Statement relates must be received by the Fund a reasonable time before the Fund begins to print and mail the proxy materials for that meeting. Notice of shareholder proposals to be presented at the Meeting must have been received within a reasonable time before the Fund began to mail this Proxy Statement. The fact that the Fund receives a proposal from a qualified shareholder in a timely manner does not ensure its inclusion in the proxy materials because there are other requirements under the proxy rules for such inclusion.

•	Shareholder Communications to the Board. Shareholders who desire to communicate generally with the Board should address their correspondence to the Board of Trustees of the Fund and may submit their correspondence by mail to the Fund at 6803 South Tucson Way, Centennial, CO 80112, attention Secretary of the Fund; and if the correspondence is intended for a particular Director/Trustee, the shareholder should so indicate.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Convertible Securities Fund and Capital Income Fund both also file proxy materials, proxy voting reports and other information with the SEC in accordance with the informational requirements of the Securities and Exchange Act of 1934, as amended and the Investment Company Act. These materials can be inspected and copied at: the SEC’s Public Reference Room in Washington, D.C. (Phone: 1.202.942.8090) or the EDGAR database on the SEC’s website at www.sec.gov. Copies may be obtained upon payment of a duplicating fee by electronic request at the SEC’s e-mail address: publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Householding of Reports to Shareholders and Other Funds’ Documents

To avoid sending duplicate copies of materials to households, the Fund mails only one copy of each report to shareholders having the same last name and address on the Fund’s records. The consolidation of these mailings, called “householding,” benefits the Fund through reduced mailing expenses. If you want to receive multiple copies of these materials or request householding in the future, you may call the Transfer Agent at 1.800.647.7374. You may also notify the Transfer Agent in writing at 6803 South Tucson Way, Centennial, Colorado 80112. Individual copies of prospectuses and reports will be sent to you within 30 days after the Transfer Agent receives your request to stop householding.

Principal Shareholders

As of May 1, 2009, the officers and Trustees of Convertible Securities Income Fund as a group owned less than 1% of the outstanding voting shares of any class of the Fund. As of May 1, 2009, the only persons who owned of record or were known by Convertible Securities Fund to own beneficially 5% or more of any class of the outstanding shares of that Fund are listed in Exhibit B.

2

EXHIBITS TO THE COMBINED

PROSPECTUS AND PROXY STATEMENT

Exhibits

A.	Form of Agreement and Plan of Reorganization between Oppenheimer Convertible Securities Fund and Oppenheimer Capital Income Fund

B.     Principal Shareholders

3

EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) dated as of April 15, 2009, by and between Oppenheimer Convertible Securities Fund (“Convertible Securities Fund”), a Massachusetts business trust and Oppenheimer Capital Income Fund, Inc. (“Capital Income Fund”), a Massachusetts business trust.

W I T N E S S E T H:

WHEREAS, the parties are each open-end investment companies of the management type; and

WHEREAS, the parties hereto desire to provide for the reorganization pursuant to Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”), of Convertible Securities Fund through the acquisition by Capital Income Fund of substantially all of the assets of Convertible Securities Fund in exchange for the voting shares of beneficial interest (“shares”) of Class A, Class B, Class C, and Class N shares of Capital Income Fund and the assumption by Capital Income Fund of certain liabilities of Convertible Securities Fund, which Class A, Class B, Class C, and Class N shares of Capital Income Fund are to be distributed by Convertible Securities Fund pro rata to its shareholders in complete liquidation of Convertible Securities Fund and complete cancellation of its shares;

NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:

1.     The parties hereto hereby adopt this Agreement and Plan of Reorganization (the “Agreement”) pursuant to Section 368(a)(1) of the Code as follows: The reorganization will be comprised of the acquisition by Capital Income Fund of substantially all of the assets of Convertible Securities Fund in exchange for Class A, Class B, Class C, and Class N shares of Capital Income Fund and the assumption by Capital Income Fund of certain liabilities of Convertible Securities Fund, followed by the distribution of such Class A, Class B, Class C, and Class N of Capital Income Fund to the Class A, Class B, Class C, Class M, and Class N shareholders of Convertible Securities Fund in exchange for their Class A, Class B, Class C, Class M, and Class N shares of Convertible Securities Fund, all upon and subject to the terms of the Agreement hereinafter set forth.

The share transfer books of Convertible Securities Fund will be permanently closed at the close of business on the Valuation Date (as hereinafter defined) and only redemption requests received in proper form on or prior to the close of business on the Valuation Date shall be fulfilled by Convertible Securities Fund; redemption requests received by Convertible Securities Fund after that date shall be treated as requests for the redemption of the shares of Capital Income Fund to be distributed to the shareholder in question as provided in Section 5 hereof.

2.     On the Closing Date (as hereinafter defined), all of the assets of Convertible Securities Fund on that date, excluding a cash reserve (the “Cash Reserve”) to be retained by Convertible Securities Fund sufficient in its discretion for the payment of the expenses of Convertible Securities Fund’s dissolution and its liabilities, but not in excess of the amount contemplated by Section 10.E, shall be delivered as provided in Section 8 to Capital Income Fund, in exchange for and against delivery to Convertible Securities Fund on the Closing Date of a number of Class A, Class B, Class C, and Class N shares of Capital Income Fund, having an aggregate net asset value equal to the value of the assets of Convertible Securities Fund so transferred and delivered.

3.     The net asset value of Class A, Class B, Class C, and Class N shares of Capital Income Fund and the value of the assets of Convertible Securities Fund to be transferred shall in each case be determined as of the close of business of The New York Stock Exchange on the Valuation Date. The computation of the net asset value of the Class A, Class B, Class C, and Class N shares of Capital Income Fund and the Class A, Class B, Class C, Class M, and Class N shares of Convertible Securities Fund shall be done in the manner used by Capital Income Fund and Convertible Securities Fund, respectively, in the computation of such net asset value per share as set forth in their respective prospectuses. The methods used by Capital Income Fund in such computation shall be applied to the valuation of the assets of Convertible Securities Fund to be transferred to Capital Income Fund.

Convertible Securities Fund may declare and pay, on or immediately prior to the Valuation Date, a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to Convertible Securities Fund’s shareholders all of Convertible Securities Fund’s investment company taxable income for taxable years ending on or prior to the Closing Date (computed without regard to any dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any capital loss carry-forward).

4.     The closing (the “Closing”) shall be at the offices of OppenheimerFunds, Inc. (the “Agent”), 6803 S. Tucson Way, Centennial, CO 80112, on such time or such other place as the parties may designate or as provided below (the “Closing Date”). The business day preceding the Closing Date is herein referred to as the “Valuation Date.”

In the event that on the Valuation Date either party has, pursuant to the Investment Company Act of 1940, as amended (the “Act”), or any rule, regulation or order thereunder, suspended the redemption of its shares or postponed payment therefore, the Closing Date shall be postponed until the first business day after the date when both parties have ceased such suspension or postponement; provided, however, that if such suspension shall continue for a period of 60 days beyond the Valuation Date, then the other party to the Agreement shall be permitted to terminate the Agreement without liability to either party for such termination.

5.     In conjunction with the Closing, Convertible Securities Fund shall distribute on a pro rata basis to the shareholders of Convertible Securities Fund as of the Valuation Date Class A, Class B, Class C, and Class N shares of Capital Income Fund received by Convertible Securities Fund on the Closing Date in exchange for the assets of Convertible Securities Fund in complete liquidation of Convertible Securities Fund; for the purpose of the distribution by Convertible Securities Fund of Class A, Class B, Class C, and Class N shares of Capital Income Fund to Convertible Securities Fund’s shareholders, Capital Income Fund will promptly cause its transfer agent to: (a) credit an appropriate number of Class A, Class B, Class C, and Class N shares of Capital Income Fund on the books of Capital Income Fund to each Class A, Class B, Class C, Class M, and Class N shareholder of Convertible Securities Fund in accordance with a list (the “Shareholder List”) of Convertible Securities Fund shareholders received from Convertible Securities Fund; and (b) confirm an appropriate number of Class A, Class B, Class C, and Class N shares of Capital Income Fund to each Class A, Class B, Class C, Class M, and Class N shareholder of Convertible Securities Fund.

The Shareholder List shall indicate, as of the close of business on the Valuation Date, the name and address of each shareholder of Convertible Securities Fund, indicating his or her share balance. Convertible Securities Fund agrees to supply the Shareholder List to Capital Income Fund not later than the Closing Date. Shareholders of Convertible Securities Fund holding certificates representing their shares shall not be required to surrender their certificates to anyone in connection with the reorganization. After the Closing Date, however, it will be necessary for such shareholders to surrender their certificates in order to redeem, transfer or pledge the shares of Capital Income Fund which they received.

6.     Within one year after the Closing Date, Convertible Securities Fund shall (a) either pay or make provision for payment of all of its liabilities and taxes, and (b) either (i) transfer any remaining amount of the Cash Reserve to Capital Income Fund, if such remaining amount (as reduced by the estimated cost of distributing it to shareholders) is not material (as defined below) or (ii) distribute such remaining amount to the shareholders of Convertible Securities Fund on the Valuation Date. Such remaining amount shall be deemed to be material if the amount to be distributed, after deduction of the estimated expenses of the distribution, equals or exceeds one cent per share of the Convertible Securities Fund outstanding on the Valuation Date.

7.     Prior to the Closing Date, Convertible Securities Fund’s portfolio shall be analyzed to ensure that the requisite percentage of Convertible Securities Fund’s portfolio meets Capital Income Fund’s investment policies and restrictions so that, after the Closing, Capital Income Fund will be in compliance with all of its investment policies and restrictions. At the Closing, Convertible Securities Fund shall deliver to Capital Income Fund two copies of a list setting forth the securities then owned by Convertible Securities Fund. Promptly after the Closing, Convertible Securities Fund shall provide Capital Income Fund a list setting forth the respective federal income tax bases thereof.

8.     Portfolio securities or written evidence acceptable to Capital Income Fund of record ownership thereof by The Depository Trust Company or through the Federal Reserve Book Entry System or any other depository approved by Convertible Securities Fund pursuant to Rule 17f-4 and Rule 17f-5 under the Act shall be endorsed and delivered, or transferred by appropriate transfer or assignment documents, by Convertible Securities Fund on the Closing Date to Capital Income Fund, or at its direction, to its custodian bank, in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers and shall be accompanied by all necessary state transfer stamps, if any. The cash delivered shall be in the form of certified or bank cashiers’ checks or by bank wire or intra-bank transfer payable to the order of Capital Income Fund for the account of Capital Income Fund. Class A, Class B, Class C, and Class N shares of Capital Income Fund representing the number of Class A, Class B, Class C, and Class N shares of Capital Income Fund being delivered against the assets of Convertible Securities Fund, registered in the name of Convertible Securities Fund, shall be transferred to Convertible Securities Fund on the Closing Date. Such shares shall thereupon be assigned by Convertible Securities Fund to its shareholders so that the shares of Capital Income Fund may be distributed as provided in Section 5.

If, at the Closing Date, Convertible Securities Fund is unable to make delivery under this Section 8 to Capital Income Fund of any of its portfolio securities or cash for the reason that any of such securities purchased by Convertible Securities Fund, or the cash proceeds of a sale of portfolio securities, prior to the Closing Date have not yet been delivered to it or Convertible Securities Fund’s custodian, then the delivery requirements of this Section 8 with respect to said undelivered securities or cash will be waived and Convertible Securities Fund will deliver to Capital Income Fund by or on the Closing Date with respect to said undelivered securities or cash executed copies of an agreement or agreements of assignment in a form reasonably satisfactory to Capital Income Fund, together with such other documents, including a due bill or due bills and brokers’ confirmation slips as may reasonably be required by Capital Income Fund.

9.     Capital Income Fund shall not assume the liabilities (except for portfolio securities purchased which have not settled and for shareholder redemption and dividend checks outstanding) of Convertible Securities Fund, but Convertible Securities Fund will, nevertheless, use its best efforts to discharge all known liabilities, so far as may be possible, prior to the Closing Date. The cost of printing and mailing the proxies and proxy statements will be borne by Convertible Securities Fund. Convertible Securities Fund and Capital Income Fund will bear the cost of their respective tax opinion. Any documents such as existing prospectuses or annual reports that are included in that mailing will be at a cost to the Fund issuing the document. Any other out-of-pocket expenses of Capital Income Fund and Convertible Securities Fund associated with this reorganization, including legal, accounting and transfer agent expenses, will be borne by Convertible Securities Fund and Capital Income Fund, respectively, in the amounts so incurred by each.

10.     The obligations of Capital Income Fund hereunder shall be subject to the following conditions:

A.     The Board of Trustees of Convertible Securities Fund shall have authorized the execution of the Agreement, and the shareholders of Convertible Securities Fund shall have approved the Agreement and the transactions contemplated hereby, and Convertible Securities Fund shall have furnished to Capital Income Fund copies of resolutions to that effect certified by the Secretary or the Assistant Secretary of Convertible Securities Fund; such shareholder approval shall have been by the affirmative vote required by the Massachusetts Law and its charter documents at a meeting for which proxies have been solicited by the Proxy Statement and Prospectus (as hereinafter defined).

B.     Capital Income Fund shall have received an opinion dated as of the Closing Date from counsel to Convertible Securities Fund, to the effect that (i) Convertible Securities Fund is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts with full corporate powers to carry on its business as then being conducted and to enter into and perform the Agreement; and (ii) that all action necessary to make the Agreement, according to its terms, valid, binding and enforceable on Convertible Securities Fund and to authorize effectively the transactions contemplated by the Agreement have been taken by Convertible Securities Fund. Massachusetts counsel may be relied upon for this opinion.

C.     The representations and warranties of Convertible Securities Fund contained herein shall be true and correct at and as of the Closing Date, and Capital Income Fund shall have been furnished with a certificate of the President, or a Vice President, or the Secretary or the Assistant Secretary or the Treasurer or the Assistant Treasurer of Convertible Securities Fund, dated as of the Closing Date, to that effect.

D.     On the Closing Date, Convertible Securities Fund shall have furnished to Capital Income Fund a certificate of the Treasurer or Assistant Treasurer of Convertible Securities Fund as to the amount of the capital loss carry-over and net unrealized appreciation or depreciation, if any, with respect to Convertible Securities Fund as of the Closing Date.

E.     The Cash Reserve shall not exceed 10% of the value of the net assets, nor 30% in value of the gross assets, of Convertible Securities Fund at the close of business on the Valuation Date.

F.     A Registration Statement on Form N-14 filed by Capital Income Fund under the Securities Act of 1933, as amended (the “1933 Act”), containing a preliminary form of the Proxy Statement and Prospectus, shall have become effective under the 1933 Act.

G.     On the Closing Date, Capital Income Fund shall have received a letter from a senior officer in the Legal Department of OppenheimerFunds, Inc. acceptable to Capital Income Fund, stating that nothing has come to his or her attention which in his or her judgment would indicate that as of the Closing Date there were any material, actual or contingent liabilities of Convertible Securities Fund arising out of litigation brought against Convertible Securities Fund or claims asserted against it, or pending or to the best of his or her knowledge threatened claims or litigation not reflected in or apparent from the most recent audited financial statements and footnotes thereto of Convertible Securities Fund delivered to Capital Income Fund. Such letter may also include such additional statements relating to the scope of the review conducted by such person and his or her responsibilities and liabilities as are not unreasonable under the circumstances.

H.     Capital Income Fund shall have received an opinion, dated as of the Closing Date, of K&L Gates LLP, to the same effect as the opinion contemplated by Section 11.E of the Agreement.

I.     Capital Income Fund shall have received at the Closing all of the assets of Convertible Securities Fund to be conveyed hereunder, which assets shall be free and clear of all liens, encumbrances, security interests, restrictions and limitations whatsoever.

11.     The obligations of Convertible Securities Fund hereunder shall be subject to the following conditions:

A.     The Board of Trustees of Capital Income Fund shall have authorized the execution of the Agreement, and the transactions contemplated thereby, and Capital Income Fund shall have furnished to Convertible Securities Fund copies of resolutions to that effect certified by the Secretary or the Assistant Secretary of Capital Income Fund.

B.     Convertible Securities Fund’s shareholders shall have approved the Agreement and the transactions contemplated hereby, by an affirmative vote required by Massachusetts law and its charter documents and Convertible Securities Fund shall have furnished Capital Income Fund copies of resolutions to that effect certified by the Secretary or an Assistant Secretary of Convertible Securities Fund.

C.     Convertible Securities Fund shall have received an opinion dated as of the Closing Date from counsel to Capital Income Fund, to the effect that (i) Capital Income Fund is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts with full powers to carry on its business as then being conducted and to enter into and perform the Agreement; (ii) all actions necessary to make the Agreement, according to its terms, valid, binding and enforceable upon Capital Income Fund, and to authorize effectively the transactions contemplated by the Agreement, have been taken by Capital Income Fund, and (iii) the shares of Capital Income Fund to be issued hereunder are duly authorized and when issued will be validly issued, fully-paid and non-assessable. Massachusetts counsel may be relied upon for this opinion.

D.     The representations and warranties of Capital Income Fund contained herein shall be true and correct at and as of the Closing Date, and Convertible Securities Fund shall have been furnished with a certificate of the President, a Vice President or the Secretary or the Assistant Secretary or the Treasurer or the Assistant Treasurer of the Trust to that effect dated as of the Closing Date.

E.     Convertible Securities Fund shall have received an opinion of Kramer Levin Naftalis & Frankel LLP to the effect that the federal tax consequences of the transaction, if carried out in the manner outlined in the Agreement and in accordance with (i) Convertible Securities Fund’s representation that there is no plan or intention by any Convertible Securities Fund shareholder who owns 5% or more of Convertible Securities Fund’s outstanding shares, and, to Convertible Securities Fund’s best knowledge, there is no plan or intention on the part of the remaining Convertible Securities Fund shareholders, to redeem, sell, exchange or otherwise dispose of a number of Capital Income Fund shares received in the transaction that would reduce Convertible Securities Fund shareholders’ ownership of Capital Income Fund shares to a number of shares having a value, as of the Closing Date, of less than 50% of the value of all of the formerly outstanding Convertible Securities Fund shares as of the same date, and (ii) Convertible Securities Fund’s representation that, as of the Closing Date, Convertible Securities Fund will qualify as a regulated investment company or will meet the diversification test of Section 368(a)(2)(F)(ii) of the Code, will be as follows:

a.     The transactions contemplated by the Agreement will qualify as a tax-free “reorganization” within the meaning of Section 368(a)(1) of the Code, and under the regulations promulgated thereunder.

b.     Convertible Securities Fund and Capital Income Fund will each qualify as a “party to a reorganization” within the meaning of Section 368(b)(2) of the Code.

c.     No gain or loss will be recognized by the shareholders of Convertible Securities Fund upon the distribution of Class A, Class B, Class C, and Class N shares of beneficial interest in Capital Income Fund to the shareholders of Convertible Securities Fund pursuant to Section 354 of the Code.

d.     Under Section 361(a) of the Code no gain or loss will be recognized by Convertible Securities Fund by reason of the transfer of substantially all its assets in exchange for Class A, Class B, Class C, and Class N shares of Capital Income Fund.

e.     Under Section 1032 of the Code no gain or loss will be recognized by Capital Income Fund by reason of the transfer of substantially all of Convertible Securities Fund’s assets in exchange for Class A, Class B, Class C, and Class N shares of Capital Income Fund and Capital Income Fund’s assumption of certain liabilities of Convertible Securities Fund.

f.     The shareholders of Convertible Securities Fund will have the same tax basis and holding period for the Class A, Class B, Class C, and Class N shares of beneficial interest in Capital Income Fund that they receive as they had for Convertible Securities Fund shares that they previously held, pursuant to Section 358(a) and 1223(1), respectively, of the Code.

g.     The securities transferred by Convertible Securities Fund to Capital Income Fund will have the same tax basis and holding period in the hands of Capital Income Fund as they had for Convertible Securities Fund, pursuant to Section 362(b) and 1223(1), respectively, of the Code.

F.     The Cash Reserve shall not exceed 10% of the value of the net assets, nor 30% in value of the gross assets, of Convertible Securities Fund at the close of business on the Valuation Date.

G.     A Registration Statement on Form N-14 filed by Capital Income Fund under the 1933 Act, containing a preliminary form of the Proxy Statement and Prospectus, shall have become effective under the 1933 Act.

H.     On the Closing Date, Convertible Securities Fund shall have received a letter from a senior officer in the Legal Department of OppenheimerFunds, Inc. acceptable to Convertible Securities Fund, stating that nothing has come to his or her attention which in his or her judgment would indicate that as of the Closing Date there were any material, actual or contingent liabilities of Capital Income Fund arising out of litigation brought against Capital Income Fund or claims asserted against it, or pending or, to the best of his or her knowledge, threatened claims or litigation not reflected in or apparent by the most recent audited financial statements and footnotes thereto of Capital Income Fund delivered to Convertible Securities Fund. Such letter may also include such additional statements relating to the scope of the review conducted by such person and his or her responsibilities and liabilities as are not unreasonable under the circumstances.

I.	Convertible Securities Fund shall acknowledge receipt of the Class A, Class B, Class C, and Class N shares of Capital Income Fund.

12.     Convertible Securities Fund hereby represents and warrants that:

A.     The audited financial statements of Convertible Securities Fund as of December 31, 2008 heretofore furnished to Capital Income Fund, present fairly the financial position, results of operations, and changes in net assets of Convertible Securities Fund as of that date, in conformity with generally accepted accounting principles applied on a basis consistent with the preceding year; and that from December 31, 2008 through the date hereof there have not been, and through the Closing Date there will not be, any material adverse change in the business or financial condition of Convertible Securities Fund, it being agreed that a decrease in the size of Convertible Securities Fund due to a diminution in the value of its portfolio and/or redemption of its shares shall not be considered a material adverse change;

B.     Contingent upon approval of the Agreement and the transactions contemplated thereby by Convertible Securities Fund’s shareholders, Convertible Securities Fund has authority to transfer all of the assets of Convertible Securities Fund to be conveyed hereunder free and clear of all liens, encumbrances, security interests, restrictions and limitations whatsoever;

C.     The Prospectus, as amended and supplemented, contained in Convertible Securities Fund’s Registration Statement under the 1933 Act, as amended, is true, correct and complete, conforms to the requirements of the 1933 Act and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Registration Statement, as amended, was, as of the date of the filing of the last Post-Effective Amendment, true, correct and complete, conformed to the requirements of the 1933 Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

D.     There is no material contingent liability of Convertible Securities Fund and no material claim and no material legal, administrative or other proceedings pending or, to the knowledge of Convertible Securities Fund, threatened against Convertible Securities Fund, not reflected in such Prospectus;

E.     Except for the Agreement, there are no material contracts outstanding to which Convertible Securities Fund is a party other than those ordinary in the conduct of its business;

F.     Convertible Securities Fund is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts; and has all necessary and material federal and state authorizations to own all of its assets and to carry on its business as now being conducted; and Convertible Securities Fund is duly registered under the Act and such registration has not been rescinded or revoked and is in full force and effect;

G.     All federal and other tax returns and reports of Convertible Securities Fund required by law to be filed have been filed, and all federal and other taxes shown due on said returns and reports have been paid or provision shall have been made for the payment thereof and to the best of the knowledge of Convertible Securities Fund no such return is currently under audit and no assessment has been asserted with respect to such returns; and

H.     Convertible Securities Fund has elected that Convertible Securities Fund be treated as a regulated investment company and, for each fiscal year of its operations, Convertible Securities Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and Convertible Securities Fund intends to meet such requirements with respect to its current taxable year.

13.	Capital Income Fund hereby represents and warrants that:

A.

The audited financial statements of Capital Income Fund as of August 31, 2008 and unaudited financial statements as of February 28, 2009 heretofore furnished to Convertible Securities Fund, present fairly the financial position, results of operations, and changes in net assets of Capital Income Fund, as of that date, in conformity with generally accepted accounting principles applied on a basis consistent with the preceding year; and that from February 28, 2009 through the date hereof there have not been, and through the Closing Date there will not be, any material adverse changes in the business or financial condition of Capital Income Fund, it being understood that a decrease in the size of Capital Income Fund due to a diminution in the value of its portfolio and/or redemption of its shares shall not be considered a material or adverse change;

B.

The Prospectus, as amended and supplemented, contained in Capital Income Fund’s Registration Statement under the 1933 Act, is true, correct and complete, conforms to the requirements of the 1933 Act and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Registration Statement, as amended, was, as of the date of the filing of the last Post-Effective Amendment, true, correct and complete, conformed to the requirements of the 1933 Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

C.

Except for this Agreement, there is no material contingent liability of Capital Income Fund and no material claim and no material legal, administrative or other proceedings pending or, to the knowledge of Capital Income Fund, threatened against Capital Income Fund, not reflected in such Prospectus;

D.	There are no material contracts outstanding to which Capital Income Fund is a party other than those ordinary in the conduct of its business;

E.

Capital Income Fund is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts; Capital Income Fund has all necessary and material Federal and state authorizations to own all its properties and assets and to carry on its business as now being conducted; the Class A, Class B, Class C, and Class N shares of Capital Income Fund which it issues to Convertible Securities Fund pursuant to the Agreement will be duly authorized, validly issued, fully-paid and non-assessable, will conform to the description thereof contained in Capital Income Fund’s Registration Statement and will be duly registered under the 1933 Act and in the states where registration is required; and Capital Income Fund is duly registered under the Act and such registration has not been revoked or rescinded and is in full force and effect;

F.

All federal and other tax returns and reports of Capital Income Fund required by law to be filed have been filed, and all federal and other taxes shown due on said returns and reports have been paid or provision shall have been made for the payment thereof and to the best of the knowledge of Capital Income Fund, no such return is currently under audit and no assessment has been asserted with respect to such returns and to the extent such tax returns with respect to the taxable year of Capital Income Fund ended August 31, 2008 have not been filed, such returns will be filed when required and the amount of tax shown as due thereon shall be paid when due;

G.     Capital Income Fund has elected to be treated as a regulated investment company and, for each fiscal year of its operations, Capital Income Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and Capital Income Fund intends to meet such requirements with respect to its current taxable year;

H.     Capital Income Fund has no plan or intention (i) to dispose of any of the assets transferred by Convertible Securities Fund, other than in the ordinary course of business, or (ii) to redeem or reacquire any of the Class A, Class B, Class C, and Class N shares issued by it in the reorganization other than pursuant to valid requests of shareholders; and

I.     After consummation of the transactions contemplated by the Agreement, Capital Income Fund intends to operate its business in a substantially unchanged manner.

14.     Each party hereby represents to the other that no broker or finder has been employed by it with respect to the Agreement or the transactions contemplated hereby. Each party also represents and warrants to the other that the information concerning it in the Proxy Statement and Prospectus will not as of its date contain any untrue statement of a material fact or omit to state a fact necessary to make the statements concerning it therein not misleading and that the financial statements concerning it will present the information shown fairly in accordance with generally accepted accounting principles applied on a basis consistent with the preceding year. Each party also represents and warrants to the other that the Agreement is valid, binding and enforceable in accordance with its terms and that the execution, delivery and performance of the Agreement will not result in any violation of, or be in conflict with, any provision of any charter, by-laws, contract, agreement, judgment, decree or order to which it is subject or to which it is a party. Capital Income Fund hereby represents to and covenants with Convertible Securities Fund that, if the reorganization becomes effective, Capital Income Fund will treat each shareholder of Convertible Securities Fund who received any of Capital Income Fund’s shares as a result of the reorganization as having made the minimum initial purchase of shares of Capital Income Fund received by such shareholder for the purpose of making additional investments in shares of Capital Income Fund, regardless of the value of the shares of Capital Income Fund received.

15.     Capital Income Fund agrees that it will prepare and file a Registration Statement on Form N-14 under the 1933 Act which shall contain a preliminary form of proxy statement and prospectus contemplated by Rule 145 under the 1933 Act. The final form of such proxy statement and prospectus is referred to in the Agreement as the “Proxy Statement and Prospectus.” Each party agrees that it will use its best efforts to have such Registration Statement declared effective and to supply such information concerning itself for inclusion in the Proxy Statement and Prospectus as may be necessary or desirable in this connection. Convertible Securities Fund covenants and agrees to liquidate and dissolve under the laws of the Commonwealth of Massachusetts, following the Closing, and, upon Closing, to cause the cancellation of its outstanding shares.

16.      The obligations of the parties shall be subject to the right of either party to abandon and terminate the Agreement for any reason and there shall be no liability for damages or other recourse available to a party not so terminating this Agreement, provided, however, that in the event that a party shall terminate this Agreement without reasonable cause, the party so terminating shall, upon demand, reimburse the party not so terminating for all expenses, including reasonable out-of-pocket expenses and fees incurred in connection with this Agreement.

17.     The Agreement may be executed in several counterparts, each of which shall be deemed an original, but all taken together shall constitute one Agreement. The rights and obligations of each party pursuant to the Agreement shall not be assignable.

18.     All prior or contemporaneous agreements and representations are merged into the Agreement, which constitutes the entire contract between the parties hereto. No amendment or modification hereof shall be of any force and effect unless in writing and signed by the parties and no party shall be deemed to have waived any provision herein for its benefit unless it executes a written acknowledgment of such waiver.

19.     Capital Income Fund understands that the obligations of Convertible Securities Fund under the Agreement are not binding upon any Trustee or shareholder of Convertible Securities Fund personally, but bind only upon Convertible Securities Fund and Convertible Securities Fund’s property. Capital Income Fund represents that it has notice of the provisions of the Declaration of Trust of Convertible Securities Fund disclaiming shareholder and trustee liability for acts or obligations of Convertible Securities Fund.

IN WITNESS WHEREOF, each of the parties has caused the Agreement to be executed and attested by its officers thereunto duly authorized on the date first set forth above.

OPPENHEIMER CONVERTIBLE SECURITIES FUND

By:   /s/ Robert G. Zack

Robert G. Zack
Secretary

OPPENHEIMER CAPITAL INCOME FUND

By:      /s/ Robert G. Zack

Robert G. Zack, Vice President and Secretary

EXHIBIT B

PRINCIPAL SHAREHOLDERS

Principal Shareholders of Convertible Securities Fund. As of May 1, 2009, the only persons who owned of record or were known by Convertible Securities Fund to own beneficially 5% or more of any class of the outstanding shares of Convertible Securities Fund were:

MLPF&S for the sole benefit of its customers., 4800 Deer Lake Drive East, Floor 3, Jacksonville, FL 32246-6484, which owned 1,118,704.609 Class A Shares, representing 7.32% of the Class A Shares then outstanding.

Charles Schwab & Co. Inc., Special Custody Acct for the Exclusive Benefit of Customers, 101 Montgomery Street, San Francisco, CA 94104-4122, which owned 967,583.216 Class A Shares, representing 6.33% of the Class A shares then outstanding;

MLPF&S for the sole benefit of its customers., 4800 Deer Lake Drive East, Floor 3, Jacksonville, FL 32246-6484, which owned 174,889.095 Class B Shares, representing 14.12% of the Class B Shares then outstanding.

MLPF&S for the sole benefit of its customers., 4800 Deer Lake Drive East, Floor 3, Jacksonville, FL 32246-6484, which owned 552,151.889 Class C Shares, representing 15.01% of the Class C Shares then outstanding.

Citigroup Global Markets, Inc., ATTN Cindy Tempesta, 7th Floor, 333 West 34th Street, New York, NY 10001-2483, which owned 184,486.428 Class C Shares, representing 5.04% of the Class C shares then outstanding.

Citigroup Global Markets, Inc., ATTN Cindy Tempesta, 7th Floor, 333 West 34th Street, New York, NY 10001-2483, which owned 504,589.024 Class M Shares, representing 13.05% of the Class M shares then outstanding.

MLPF&S for the sole benefit of its customers., 4800 Deer Lake Drive East, Floor 3, Jacksonville, FL 32246-6484, which owned 455,935.102 Class M Shares, representing 11.79% of the Class M Shares then outstanding.

MLPF&S for the sole benefit of its customers., 4800 Deer Lake Drive East, Floor 3, Jacksonville, FL 32246-6484, which owned 46,023.865 Class N Shares, representing 14.19% of the Class N Shares then outstanding.

Principal Shareholders of Capital Income Fund. As of May 1, 2009, the only persons who owned of record or were known by Capital Income Fund to own beneficially 5% or more of any class of the outstanding shares of Capital Income Fund were:

Orchard Trust Co. LLC, FBO Oppen Recordkeeperpro, 8515 East Orchard Road, Greenwood Village, CO 80111-5002, which owned 288,470.242 Class N Shares, representing 9.78% of the Class N Shares then outstanding.

Hartford Life Insurance Co., Attn UIT Operations, P.O. Box 2999, Hartford, CT 06104-2999, which owned 199,317.562 Class N Shares, representing 6.76% of the Class N Shares then outstanding.

B-1

STATEMENT OF ADDITIONAL INFORMATION

TO PROSPECTUS AND PROXY STATEMENT
OF
OPPENHEIMER CAPITAL INCOME FUND, INC.

June 5, 2009

Acquisition of the Assets of
OPPENHEIMER CONVERTIBLE SECURITIES FUND

By and in exchange for Shares of
OPPENHEIMER CAPITAL INCOME FUND, INC.

This Statement of Additional Information (the “SAI”) to this Prospectus and Proxy Statement relates specifically to the proposed delivery of substantially all of the assets of Oppenheimer Convertible Securities Fund (“Convertible Securities Fund”) for Class A, Class B, Class C, and Class N shares of Oppenheimer Capital Income Fund, Inc. (“Capital Income Fund”) (the “Reorganization”).

This SAI consists of this Cover Page and the following documents which are incorporated into this SAI by reference: (i) the Statement of Additional Information of Convertible Securities Fund dated April 30, 2009, as supplemented April 17, 2009; (ii) the Statement of Additional Information of Capital Income Fund dated December 29, 2008, as revised May 8, 2009; (iii) the annual report of Convertible Securities Fund dated December 31, 2008, which includes audited financial statements of Convertible Securities Fund for the 12-month period ended December 31, 2008; (iv) the annual report of Capital Income Fund dated August 31, 2008, which includes audited financial statements for the 12-month period ended August 31, 2008; and (v) the semi-annual report of Capital Income Fund dated February 28, 2009, which includes unaudited financial statements for the 6-month period ended February 28, 2009.

This SAI is not a Prospectus; you should read this SAI in conjunction with the combined Prospectus and Proxy Statement dated June 5, 2009, relating to the Reorganization. You can request a copy of the Prospectus and Proxy Statement by calling 1.800.225.5677, by visiting the website at www.oppenheimerfunds.com or by writing OppenheimerFunds Services at P.O. Box 5270, Denver, Colorado 80217.

PRO FORMA FINANCIAL STATEMENTS

Shown below are pro forma financial statements for the combined Capital Income Fund, assuming the Reorganization had occurred at February 28, 2009. The first table presents pro forma Statements of Assets and Liabilities for the combined Capital Income Fund. The second table presents pro forma Statements of Operations for the combined Capital Income Fund. The third table presents a pro forma Statement of Investments for the combined Capital Income Fund.

The pro forma statement of investments and statement of assets and liabilities reflect the financial position of Convertible Securities and Capital Income Funds at February 28, 2009. The pro forma statement of operations reflects the results of operations of Convertible Securities and Capital Income Funds for the year ended February 28, 2009. The pro forma combined financial statements may not necessarily be representative of what the actual combined financial statements would have been had the Reorganization occurred at February 28, 2009. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of Convertible Securities Fund for pre-combination periods will not be restated. The pro forma statement of investments and statements of assets and liabilities and operations should be read in conjunction with the historical financial statements of the Funds incorporated by reference in the Statements of Additional Information for each Fund.

Pro Forma Combining Statements of Investments            February 28, 2009 (Unaudited)
Oppenheimer Capital Income Fund and Oppenheimer Convertible Securities Fund

			Combined			Combined
			ProForma			ProForma
	Oppenheimer	Oppenheimer	Oppenheimer	Oppenheimer	Oppenheimer	Oppenheimer
	Capital	Convertible	Capital	Capital	Convertible	Capital
	Income	Securities	Income	Income	Securities	Income
	Fund	Fund	Fund	Fund	Fund	Fund

	Shares	Shares	Shares	Value	Value	Value

Common Stocks 33.3%
Consumer Discretionary 0.8%
Media&#65533;0.7%
Cablevision Systems Corp. New York Group, Cl. A	216,750	0	216,750	$2,815,583	$0	$2,815,583
Cinemark Holdings, Inc.	712,500	0	712,500	5,479,125	0	5,479,125
Comcast Corp., Cl. A Special, Non-Vtg.	205,900	0	205,900	2,501,685	0	2,501,685

				10,796,393	0	10,796,393
Specialty Retail 0.1%
OfficeMax, Inc.	265,000	0	265,000	1,012,300	0	1,012,300
Consumer Staples 9.6%
Food & Staples Retailing 0.6%
CVS Caremark Corp.	60,000	0	60,000	1,544,400	0	1,544,400
SUPERVALU, Inc.	135,000	0	135,000	2,107,350	0	2,107,350
Walgreen Co.	241,250	0	241,250	5,756,225	0	5,756,225

				9,407,975	0	9,407,975
Food Products 0.6%
B&G Foods, Inc.	1,000,000	0	1,000,000	9,380,000	0	9,380,000
Tobacco&#65533;8.4%
Altria Group, Inc.	1,125,000	0	1,125,000	17,370,000	0	17,370,000
Lorillard, Inc.[1]	1,145,000	0	1,145,000	66,913,800	0	66,913,800
Philip Morris International, Inc.	1,355,000	0	1,355,000	45,351,850	0	45,351,850

				129,635,650	0	129,635,650
Energy&#65533;8.5%
Energy Equipment & Services 0.8%
Halliburton Co.	310,000	0	310,000	5,056,100	0	5,056,100
Transocean Ltd.[2]	120,000	0	120,000	7,172,400	0	7,172,400

				12,228,500	0	12,228,500
Oil, Gas & Consumable Fuels 7.7%
BP plc, ADR	575,000	0	575,000	22,057,000	0	22,057,000
Capital Product Partners LP	172,500	0	172,500	1,169,550	0	1,169,550
Chevron Corp.	6,350	0	6,350	385,509	0	385,509
ConocoPhillips	425,000	0	425,000	15,873,750	0	15,873,750
Enbridge Energy Management LLC[2]	1	0	1	2	0	2
Kinder Morgan Management LLC[2]	1,167,501	0	1,167,501	48,708,123	0	48,708,123

			Combined			Combined
			ProForma			ProForma
	Oppenheimer	Oppenheimer	Oppenheimer	Oppenheimer	Oppenheimer	Oppenheimer
	Capital	Convertible	Capital	Capital	Convertible	Capital
	Income	Securities	Income	Income	Securities	Income
	Fund	Fund	Fund	Fund	Fund	Fund

	Shares	Shares	Shares	Value	Value	Value

Marathon Oil Corp.	884,250	0	884,250	20,576,498	0	20,576,498
Southern Union Co.	427,500	0	427,500	5,732,775	0	5,732,775
Williams Cos., Inc. (The)	427,500	0	427,500	4,830,750	0	4,830,750

				119,333,957	0	119,333,957
Financials 3.8%
Capital Markets 0.3%
Bank of New York Mellon Corp.[1]	100,000	0	100,000	2,217,000	0	2,217,000
Morgan Stanley	165,000	0	165,000	3,224,100	0	3,224,100

				5,441,100	0	5,441,100
Commercial Banks 0.1%
PNC Financial Services Group, Inc.	45,000	0	45,000	1,230,300	0	1,230,300
Consumer Finance 0.0%
SLM Corp.[2]	100,000	0	100,000	460,000	0	460,000
Diversified Financial Services 0.2%
CIT Group, Inc.	1,404,750	0	1,404,750	3,441,638	0	3,441,638
Insurance 3.2%
ACE Ltd.	247,500	0	247,500	9,036,225	0	9,036,225
Assurant, Inc.	30,000	0	30,000	612,000	0	612,000
Everest Re Group Ltd.	550,000	0	550,000	35,821,500	0	35,821,500
Hartford Financial Services Group, Inc. (The)[1]	300,000	0	300,000	1,830,000	0	1,830,000
XL Capital Ltd., Cl. A	417,305	0	417,305	1,381,280	0	1,381,280

				48,681,005	0	48,681,005
Health Care 2.2%
Pharmaceuticals 2.2%
Abbott Laboratories	150,000	0	150,000	7,101,000	0	7,101,000
Bristol-Myers Squibb Co.	425,000	0	425,000	7,824,250	0	7,824,250
Merck & Co., Inc.	350,000	0	350,000	8,470,000	0	8,470,000
Pfizer, Inc.	925,000	0	925,000	11,386,750	0	11,386,750

				34,782,000	0	34,782,000
Industrials 1.9%
Aerospace & Defense 1.4%
Boeing Co.	25,500	0	25,500	801,720	0	801,720
Lockheed Martin Corp.	137,500	0	137,500	8,677,625	0	8,677,625
Raytheon Co.	250,000	0	250,000	9,992,500	0	9,992,500
United Technologies Corp.	75,000	0	75,000	3,062,250	0	3,062,250

				22,534,095	0	22,534,095
Industrial Conglomerates 0.4%
General Electric Co.[1]	250,000	0	250,000	2,127,500	0	2,127,500
Siemens AG, Sponsored ADR	70,000	0	70,000	3,543,400	0	3,543,400

				5,670,900	0	5,670,900
Machinery&#65533;0.0%
SystemOne Technologies, Inc.[2,10]	0	197,142	197,142	0	3,351	3,351
Trading Companies & Distributors 0.1%
Aircastle Ltd.	357,500	0	357,500	1,172,600	0	1,172,600

			Combined			Combined
			ProForma			ProForma
	Oppenheimer	Oppenheimer	Oppenheimer	Oppenheimer	Oppenheimer	Oppenheimer
	Capital	Convertible	Capital	Capital	Convertible	Capital
	Income	Securities	Income	Income	Securities	Income
	Fund	Fund	Fund	Fund	Fund	Fund

	Shares	Shares	Shares	Value	Value	Value

Information Technology 0.8%
Communications Equipment 0.2%
Corning, Inc.[1]	225,000	0	225,000	2,373,750	0	2,373,750
QUALCOMM, Inc.	6,500	0	6,500	217,295	0	217,295

				2,591,045	0	2,591,045
Semiconductors & Semiconductor Equipment 0.3%
Intel Corp.	175,000	0	175,000	2,229,500	0	2,229,500
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	225,000	0	225,000	1,696,500	0	1,696,500

				3,926,000	0	3,926,000
Software 0.3%
Microsoft Corp.[1]	250,000	0	250,000	4,037,500	0	4,037,500
Materials 0.2%
Chemicals 0.2%
BASF SE, Sponsored ADR	70,000	0	70,000	1,931,300	0	1,931,300
Lubrizol Corp. (The)	41,000	0	41,000	1,127,090	0	1,127,090

				3,058,390	0	3,058,390
Telecommunication Services 4.1%
Diversified Telecommunication Services 4.1%
AT&T, Inc.	850,000	0	850,000	20,204,500	0	20,204,500
Consolidated Communications Holdings, Inc.	1,287,500	0	1,287,500	12,450,125	0	12,450,125
Embarq Corp.	92,000	0	92,000	3,217,240	0	3,217,240
FairPoint Communications, Inc.	1,587,500	0	1,587,500	3,127,375	0	3,127,375
Frontier Communications Corp.	1,276,250	0	1,276,250	9,189,000	0	9,189,000
Qwest Communications International, Inc.	1,540,000	0	1,540,000	5,220,600	0	5,220,600
Windstream Corp.	1,345,000	0	1,345,000	10,033,700	0	10,033,700

				63,442,540	0	63,442,540
Utilities 1.4%
Electric Utilities 1.0%
Cleco Corp.	365,000	0	365,000	7,489,800	0	7,489,800
Exelon Corp.	17,500	0	17,500	826,350	0	826,350
FirstEnergy Corp.	185,000	0	185,000	7,873,600	0	7,873,600

				16,189,750	0	16,189,750
Energy Traders 0.1%
NRG Energy, Inc.[2]	47,500	0	47,500	897,750	0	897,750
Multi-Utilities 0.3%
CenterPoint Energy, Inc.	440,000	0	440,000	4,540,800	0	4,540,800

Total Common Stocks (Cost $603,231,937) (Cost $) (Combined $603,231,937)				513,892,188	3,351	513,895,539

Preferred Stocks 7.1%
Affiliated Managers Group, Inc., 5.10% Cv.[3]	0	120,000	120,000	0	2,205,000	2,205,000
American International Group, Inc., 8.50% Cv.	0	60,000	60,000	0	300,000	300,000
Archer-Daniels-Midland Co., 6.25% Cv.	0	80,000	80,000	0	2,816,800	2,816,800
Bank of America Corp., 7.25% Non-Cum. Cv.	9,750	6,000	15,750	3,510,000	2,160,000	5,670,000
Bunge Ltd., 5.125% Cv., Non-Vtg.	0	4,000	4,000	0	1,835,000	1,835,000
Calenergy Capital Trust III, 6.50% Cum. Cv.[10]	0	13,300	13,300	0	491,302	491,302

			Combined			Combined
			ProForma			ProForma
	Oppenheimer	Oppenheimer	Oppenheimer	Oppenheimer	Oppenheimer	Oppenheimer
	Capital	Convertible	Capital	Capital	Convertible	Capital
	Income	Securities	Income	Income	Securities	Income
	Fund	Fund	Fund	Fund	Fund	Fund

	Shares	Shares	Shares	Value	Value	Value

Celanese Corp., 4.25% Cum. Cv.	0	50,000	50,000	0	654,000	654,000
Chesapeake Energy Corp., 5% Cum. Cv., Non-Vtg.	0	45,000	45,000	0	2,317,500	2,317,500
CIT Group, Inc., 8.75% Cv., Series C	1,100,000	0	1,100,000	16,841,000	0	16,841,000
Citigroup, Inc., 6.50% Cv., Series T, Non-Vtg.	403,000	80,000	483,000	6,347,250	1,260,000	7,607,250
El Paso Corp.:
4.99% Cv.	0	4,500	4,500	0	2,768,625	2,768,625
4.99% Cv., Non-Vtg.	0	500	500	0	307,625	307,625
Emmis Communications Corp., 6.25% Cum. Cv., Series A, Non-Vtg.	700,000	0	700,000	1,386,000	0	1,386,000
Freeport-McMoRan Copper & Gold, Inc., 6.75% Cv., Non-Vtg.	0	50,000	50,000	0	2,695,000	2,695,000
General Motors Corp.:
5.25% Cv., Series B	0	100,000	100,000	0	237,000	237,000
6.25% Cv., Series C, Non-Vtg.	0	100,000	100,000	0	247,000	247,000
Heinz (HJ) Finance Co., 8% Cum., Series B2,3	40	0	40	3,705,000	0	3,705,000
Interpublic Group of Cos., Inc. (The), 5.25% Cv., Series B	0	3,000	3,000	0	953,250	953,250
Kansas City Southern, Inc., 5.125% Cum. Cv., Non-Vtg.	0	2,000	2,000	0	1,368,000	1,368,000
Legg Mason, Inc., 7% Cv. Sr. Unsec.	0	30,000	30,000	0	480,000	480,000
Lucent Technologies Capital Trust I, 7.75% Cum. Cv., Non-Vtg.[4]	40,000	0	40,000	10,000,000	0	10,000,000
Mylan, Inc., 6.50% Cv., Non-Vtg.	6,500	0	6,500	5,270,785	0	5,270,785
NRG Energy, Inc., 5.75% Cv.	49,500	12,000	61,500	9,583,695	2,323,320	11,907,015
PNC Financial Services Group, Inc., 9.875%, Series F	75,000	0	75,000	1,207,500	0	1,207,500
Schering-Plough Corp., 6% Cv.	24,124	15,000	39,124	4,101,080	2,550,000	6,651,080
Six Flags, Inc., 7.25% Cum. Cv. Preferred Income Equity Redeemable Shares, Non-Vtg.	650,000	0	650,000	585,000	0	585,000
SLM Corp., 7.25% Cum. Cv., Series C, Non-Vtg.	16,300	0	16,300	4,364,325	0	4,364,325
United Rentals Trust I, 6.50% Cv. Quarterly Income Preferred Securities, Non-Vtg.	225,000	0	225,000	2,967,188	0	2,967,188
Vale Capital Ltd., 5.50% Cv.	0	30,000	30,000	0	865,500	865,500
Wells Fargo & Co., 7.50% Cv., Series L	0	5,000	5,000	0	2,300,000	2,300,000
XL Capital Ltd., 10.75% Cv.	950,000	0	950,000	8,635,500	0	8,635,500

Total Preferred Stocks (Cost $176,948,206) (Cost $60,229,428) (Combined $237,177,634)				78,504,323	31,134,922	109,639,245

	Principal	Principal	Principal
	Amount	Amount	Amount

Mortgage-Backed Obligations&#65533;35.4%
Government Agency&#65533;23.8%
FHLMC/FNMA/Sponsored&#65533;23.7%
Federal Home Loan Mortgage Corp.:
4.50%, 5/15/19	$5,832,372	$0	$5,832,372	5,997,489	0	5,997,489
5%, 12/15/34	476,501	0	476,501	485,887	0	485,887
6%, 5/15/18	2,291,833	0	2,291,833	2,405,165	0	2,405,165
6.50%, 7/1/28-4/1/34	724,953	0	724,953	764,884	0	764,884
6.50%, 3/1/24[5]	635,000	0	635,000	664,171	0	664,171
7%, 10/1/31	820,234	0	820,234	876,157	0	876,157
8%, 4/1/16	283,712	0	283,712	302,683	0	302,683
9%, 8/1/22-5/1/25	85,925	0	85,925	94,649	0	94,649
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 2006-11, Cl. PS, 22.83%, 3/25/36[6]	896,967	0	896,967	1,019,181	0	1,019,181
Series 2034, Cl. Z, 6.50%, 2/15/28	453,269	0	453,269	480,167	0	480,167
Series 2043, Cl. ZP, 6.50%, 4/15/28	1,453,473	0	1,453,473	1,531,915	0	1,531,915
Series 2053, Cl. Z, 6.50%, 4/15/28	468,748	0	468,748	494,047	0	494,047
Series 2279, Cl. PK, 6.50%, 1/15/31	884,071	0	884,071	938,943	0	938,943
Series 2326, Cl. ZP, 6.50%, 6/15/31	450,759	0	450,759	471,757	0	471,757
Series 2461, Cl. PZ, 6.50%, 6/15/32	2,315,503	0	2,315,503	2,464,340	0	2,464,340
Series 2500, Cl. FD, 0.955%, 3/15/32[6]	218,876	0	218,876	214,365	0	214,365
Series 2526, Cl. FE, 0.855%, 6/15/29[6]	300,829	0	300,829	292,189	0	292,189
Series 2538, Cl. F, 1.055%, 12/15/32[6]	4,040,653	0	4,040,653	3,970,777	0	3,970,777
Series 2551, Cl. FD, 0.855%, 1/15/33[6]	232,716	0	232,716	228,034	0	228,034
Series 3025, Cl. SJ, 23.082%, 8/15/35[6]	331,398	0	331,398	375,462	0	375,462
Series 3094, Cl. HS, 22.715%, 6/15/34[6]	573,842	0	573,842	633,418	0	633,418
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 176, Cl. IO, 15.505%, 6/1/26[7]	387,214	0	387,214	54,216	0	54,216
Series 183, Cl. IO, 13.619%, 4/1/27[7]	629,672	0	629,672	88,465	0	88,465
Series 184, Cl. IO, 20.083%, 12/1/26[7]	670,818	0	670,818	94,779	0	94,779
Series 192, Cl. IO, 15.561%, 2/1/28[7]	204,013	0	204,013	27,153	0	27,153
Series 200, Cl. IO, 14.993%, 1/1/29[7]	251,640	0	251,640	33,518	0	33,518
Series 202, Cl. IO, 4.01%, 4/1/29[7]	5,699,636	0	5,699,636	770,683	0	770,683
Series 2130, Cl. SC, 31.925%, 3/15/29[7]	468,119	0	468,119	48,018	0	48,018
Series 216, Cl. IO, 14.406%, 12/1/31[7]	472,932	0	472,932	68,975	0	68,975
Series 224, Cl. IO, 11.062%, 3/1/33[7]	1,481,351	0	1,481,351	201,752	0	201,752
Series 243, Cl. 6, 9.089%, 12/15/32[7]	894,183	0	894,183	148,586	0	148,586
Series 2527, Cl. SG, 54.948%, 2/15/32[7]	1,468,101	0	1,468,101	106,534	0	106,534
Series 2531, Cl. ST, 53.347%, 2/15/30[7]	1,688,327	0	1,688,327	124,164	0	124,164
Series 2796, Cl. SD, 52.066%, 7/15/26[7]	707,685	0	707,685	74,288	0	74,288
Series 2802, Cl. AS, 99.99%, 4/15/33[7]	1,297,503	0	1,297,503	123,499	0	123,499
Series 2920, Cl. S, 60.459%, 1/15/35[7]	3,907,727	0	3,907,727	335,074	0	335,074
Series 3000, Cl. SE, 99.99%, 7/15/25[7]	4,370,861	0	4,370,861	378,579	0	378,579
Series 3110, Cl. SL, 99.99%, 2/15/26[7]	765,654	0	765,654	60,893	0	60,893

	Principal	Principal	Principal
	Amount	Amount	Amount

Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security:
Series 176, Cl. PO, 4.175%, 6/1/26[8]	184,306	0	184,306	159,855	0	159,855
Series 192, Cl. PO, 5.707%, 2/1/28[8]	204,013	0	204,013	183,341	0	183,341
Federal National Mortgage Assn.:
4.50%, 3/1/24[5]	22,880,000	0	22,880,000	23,287,539	0	23,287,539
5%, 3/1/24-3/1/39[5]	75,755,000	0	75,755,000	77,396,928	0	77,396,928
5.50%, 1/1/38	48	0	48	49	0	49
5.50%, 3/1/24-3/1/39[5]	64,404,000	0	64,404,000	66,174,674	0	66,174,674
5.50%, 1/25/33[9]	1,403,388	0	1,403,388	1,444,456	0	1,444,456
6%, 3/1/24-3/1/39[5]	68,580,000	0	68,580,000	70,974,172	0	70,974,172
6.50%, 5/25/17-11/25/31	5,910,953	0	5,910,953	6,217,992	0	6,217,992
6.50%, 3/1/39[5]	28,811,000	0	28,811,000	30,129,996	0	30,129,996
7%, 11/1/17-7/25/35	1,596,516	0	1,596,516	1,670,525	0	1,670,525
7.50%, 1/1/33-3/25/33	8,689,190	0	8,689,190	9,309,655	0	9,309,655
8.50%, 7/1/32	32,936	0	32,936	36,117	0	36,117
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates:
Trust 1993-87, Cl. Z, 6.50%, 6/25/23	1,250,659	0	1,250,659	1,316,632	0	1,316,632
Trust 1998-61, Cl. PL, 6%, 11/25/28	786,069	0	786,069	827,232	0	827,232
Trust 1999-54, Cl. LH, 6.50%, 11/25/29	1,085,733	0	1,085,733	1,140,896	0	1,140,896
Trust 2001-51, Cl. OD, 6.50%, 10/25/31	1,776,481	0	1,776,481	1,897,782	0	1,897,782
Trust 2003-130, Cl. CS, 13.153%, 12/25/33[6]	777,887	0	777,887	758,704	0	758,704
Trust 2003-17, Cl. EQ, 5.50%, 3/25/23	1,903,000	0	1,903,000	1,939,639	0	1,939,639
Trust 2003-28, Cl. KG, 5.50%, 4/25/23[9]	3,553,000	0	3,553,000	3,593,654	0	3,593,654
Trust 2004-101, Cl. BG, 5%, 1/25/20	2,550,000	0	2,550,000	2,609,447	0	2,609,447
Trust 2005-100, Cl. BQ, 5.50%, 11/25/25	1,898,000	0	1,898,000	1,905,512	0	1,905,512
Trust 2005-104, Cl. MC, 5.50%, 12/25/25	7,504,312	0	7,504,312	7,641,815	0	7,641,815
Trust 2005-31, Cl. PB, 5.50%, 4/25/35	1,430,000	0	1,430,000	1,434,151	0	1,434,151
Trust 2006-46, Cl. SW, 22.462%, 6/25/36[6]	696,220	0	696,220	779,125	0	779,125
Trust 2006-50, Cl. KS, 22.463%, 6/25/36[6]	2,338,414	0	2,338,414	2,659,088	0	2,659,088
Trust 2006-50, Cl. SK, 22.463%, 6/25/36[6]	184,782	0	184,782	209,926	0	209,926
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Trust 2001-15, Cl. SA, 58.554%, 3/17/31[7]	561,552	0	561,552	71,065	0	71,065
Trust 2001-65, Cl. S, 52.553%, 11/25/31[7]	2,027,465	0	2,027,465	209,176	0	209,176
Trust 2001-81, Cl. S, 35.325%, 1/25/32[7]	441,484	0	441,484	45,243	0	45,243
Trust 2002-47, Cl. NS, 33.528%, 4/25/32[7]	882,304	0	882,304	89,372	0	89,372
Trust 2002-51, Cl. S, 33.842%, 8/25/32[7]	810,076	0	810,076	82,279	0	82,279
Trust 2002-52, Cl. SD, 32.225%, 9/25/32[7]	894,475	0	894,475	88,979	0	88,979
Trust 2002-60, Cl. SM, 52.809%, 8/25/32[7]	1,785,799	0	1,785,799	160,525	0	160,525
Trust 2002-7, Cl. SK, 54.40%, 1/25/32[7]	557,678	0	557,678	51,862	0	51,862
Trust 2002-75, Cl. SA, 55.15%, 11/25/32[7]	2,452,477	0	2,452,477	242,609	0	242,609

	Principal	Principal	Principal
	Amount	Amount	Amount

Trust 2002-77, Cl. BS, 43.226%, 12/18/32[7]	1,062,044	0	1,062,044	103,603	0	103,603
Trust 2002-77, Cl. JS, 42.711%, 12/18/32[7]	1,803,583	0	1,803,583	183,729	0	183,729
Trust 2002-77, Cl. SA, 43.658%, 12/18/32[7]	1,697,974	0	1,697,974	166,225	0	166,225
Trust 2002-77, Cl. SH, 38.755%, 12/18/32[7]	563,928	0	563,928	59,020	0	59,020
Trust 2002-89, Cl. S, 65.301%, 1/25/33[7]	2,261,570	0	2,261,570	231,366	0	231,366
Trust 2002-9, Cl. MS, 34.235%, 3/25/32[7]	549,250	0	549,250	56,650	0	56,650
Trust 2002-90, Cl. SN, 52.807%, 8/25/32[7]	919,574	0	919,574	87,749	0	87,749
Trust 2002-90, Cl. SY, 56.166%, 9/25/32[7]	385,852	0	385,852	37,758	0	37,758
Trust 2003-117, Cl. KS, 56.566%, 8/25/33[7]	14,375,314	0	14,375,314	1,251,005	0	1,251,005
Trust 2003-33, Cl. SP, 55.375%, 5/25/33[7]	2,145,510	0	2,145,510	229,484	0	229,484
Trust 2003-46, Cl. IH, 8.795%, 6/1/33[7]	4,665,266	0	4,665,266	647,158	0	647,158
Trust 2003-89, Cl. XS, 52.226%, 11/25/32[7]	2,763,837	0	2,763,837	198,219	0	198,219
Trust 2004-54, Cl. DS, 40.019%, 11/25/30[7]	864,161	0	864,161	83,465	0	83,465
Trust 2005-105, Cl. S, 99.99%, 12/25/35[7]	3,407,389	0	3,407,389	281,604	0	281,604
Trust 2005-19, Cl. SA, 59.68%, 3/25/35[7]	10,307,817	0	10,307,817	819,709	0	819,709
Trust 2005-40, Cl. SA, 60.151%, 5/25/35[7]	2,334,441	0	2,334,441	195,391	0	195,391
Trust 2005-6, Cl. SE, 71.484%, 2/25/35[7]	2,963,491	0	2,963,491	234,696	0	234,696
Trust 2005-71, Cl. SA, 72.757%, 8/25/25[7]	2,744,986	0	2,744,986	212,328	0	212,328
Trust 2005-86, Cl. AI, 11.518%, 10/1/35[7]	6,962,813	0	6,962,813	1,104,857	0	1,104,857
Trust 2005-87, Cl. SE, 99.99%, 10/25/35[7]	6,893,512	0	6,893,512	634,707	0	634,707
Trust 2005-87, Cl. SG, 99.99%, 10/25/35[7]	6,137,611	0	6,137,611	510,056	0	510,056
Trust 2006-119, Cl. MS, 99.99%, 12/25/36[7]	2,480,480	0	2,480,480	207,798	0	207,798
Trust 2006-51, Cl. SA, 42.905%, 6/25/36[7]	28,198,987	0	28,198,987	2,346,883	0	2,346,883
Trust 222, Cl. 2, 19.37%, 6/1/23[7]	1,441,779	0	1,441,779	196,741	0	196,741
Trust 240, Cl. 2, 24.073%, 9/1/23[7]	2,240,356	0	2,240,356	320,148	0	320,148
Trust 252, Cl. 2, 20.234%, 11/1/23[7]	1,082,296	0	1,082,296	172,824	0	172,824
Trust 273, Cl. 2, 17.033%, 8/1/26[7]	293,851	0	293,851	40,687	0	40,687
Trust 303, Cl. IO, 18.285%, 11/1/29[7]	384,828	0	384,828	60,945	0	60,945
Trust 308, Cl. 2, 13.816%, 9/1/30[7]	961,905	0	961,905	153,032	0	153,032
Trust 321, Cl. 2, 8.304%, 4/1/32[7]	4,459,286	0	4,459,286	642,715	0	642,715
Trust 331, Cl. 9, 21.99%, 2/1/33[7]	1,217,954	0	1,217,954	152,083	0	152,083
Trust 332, Cl. 2, 6%, 3/1/33[7]	1,568,932	0	1,568,932	228,180	0	228,180
Trust 333, Cl. 2, 8.157%, 4/1/33[7]	6,254,615	0	6,254,615	833,249	0	833,249
Trust 334, Cl. 17, 29.31%, 2/1/33[7]	715,179	0	715,179	90,128	0	90,128
Trust 334, Cl. 3, 11.109%, 7/1/33[7]	1,107,831	0	1,107,831	141,935	0	141,935
Trust 334, Cl. 4, 11.279%, 7/1/33[7]	11,301,004	0	11,301,004	1,447,995	0	1,447,995
Trust 338, Cl. 2, 7.081%, 7/1/33[7]	951,294	0	951,294	127,329	0	127,329
Trust 339, Cl. 12, 12.20%, 7/1/33[7]	2,984,041	0	2,984,041	373,973	0	373,973
Trust 339, Cl. 7, 10.829%, 7/1/33[7]	4,539,235	0	4,539,235	577,093	0	577,093
Trust 339, Cl. 8, 10.979%, 8/1/33[7]	614,901	0	614,901	78,177	0	78,177
Trust 342, Cl. 2, 14.965%, 9/1/33[7]	62,811	0	62,811	9,782	0	9,782

	Principal	Principal	Principal
	Amount	Amount	Amount

Trust 343, Cl. 13, 10.214%, 9/1/33[7]	2,425,168	0	2,425,168	325,857	0	325,857
Trust 343, Cl. 18, 12.961%, 5/1/34[7]	845,623	0	845,623	137,069	0	137,069
Trust 344, Cl. 2, 12.557%, 12/1/33[7]	5,815,506	0	5,815,506	899,395	0	899,395
Trust 345, Cl. 9, 11.22%, 1/1/34[7]	2,164,780	0	2,164,780	290,495	0	290,495
Trust 346, Cl. 2, 7.259%, 12/1/33[7]	1,000,803	0	1,000,803	131,361	0	131,361
Trust 351, Cl. 10, 13.031%, 4/1/34[7]	1,031,342	0	1,031,342	127,415	0	127,415
Trust 351, Cl. 11, 12.274%, 11/1/34[7]	535,735	0	535,735	67,617	0	67,617
Trust 351, Cl. 8, 10.378%, 4/1/34[7]	1,613,914	0	1,613,914	198,821	0	198,821
Trust 355, Cl. 7, 8.963%, 11/1/33[7]	523,043	0	523,043	67,417	0	67,417
Trust 356, Cl. 10, 12.536%, 6/1/35[7]	1,433,309	0	1,433,309	167,246	0	167,246
Trust 356, Cl. 12, 11.554%, 2/1/35[7]	739,814	0	739,814	85,629	0	85,629
Trust 356, Cl. 14, 17.236%, 6/1/35[7]	4,186,008	0	4,186,008	469,698	0	469,698
Trust 356, Cl. 6, 11.969%, 12/1/33[7]	685,762	0	685,762	84,298	0	84,298
Trust 362, Cl. 12, 11.76%, 8/1/35[7]	3,999,488	0	3,999,488	505,102	0	505,102
Trust 362, Cl. 13, 11.773%, 8/1/35[7]	2,213,457	0	2,213,457	277,622	0	277,622
Trust 364, Cl. 16, 12.344%, 9/1/35[7]	3,099,969	0	3,099,969	345,420	0	345,420
Trust 365, Cl. 16, 16.559%, 3/1/36[7]	8,317,723	0	8,317,723	1,294,337	0	1,294,337
Federal National Mortgage Assn., Principal-Only Stripped Mtg.-Backed Security, Trust 1993-184, Cl. M, 4.769%, 9/25/23[8]	534,402	0	534,402	438,595	0	438,595

				365,628,738	0	365,628,738
GNMA/Guaranteed&#65533;0.1%
Government National Mortgage Assn., 8.50%, 8/1/17-12/15/17	131,286	0	131,286	141,556	0	141,556
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2001-21, Cl. SB, 60.344%, 1/16/27[7]	946,107	0	946,107	110,502	0	110,502
Series 2002-15, Cl. SM, 52.456%, 2/16/32[7]	903,642	0	903,642	96,922	0	96,922
Series 2002-41, Cl. GS, 49.546%, 6/16/32[7]	503,637	0	503,637	68,642	0	68,642
Series 2002-76, Cl. SY, 54.299%, 12/16/26[7]	2,287,237	0	2,287,237	284,050	0	284,050
Series 2004-11, Cl. SM, 35.082%, 1/17/30[7]	726,194	0	726,194	89,877	0	89,877
Series 2006-47, Cl. SA, 75.742%, 8/16/36[7]	14,901,677	0	14,901,677	1,431,267	0	1,431,267

				2,222,816	0	2,222,816
Non-Agency&#65533;11.6%
Commercial&#65533;4.7%
Banc of America Commercial Mortgage, Inc., Commercial Mtg. Pass-Through Certificates, Series 2006-1, Cl. AM, 5.421%, 9/1/45	10,720,000	0	10,720,000	4,396,876	0	4,396,876
Citigroup Commercial Mortgage Trust 2008-C7, Commercial Mtg. Pass-Through Certificates, Series 2008-C7, Cl. AM, 6.096%, 12/1/49[6]	4,850,000	0	4,850,000	1,792,154	0	1,792,154

	Principal	Principal	Principal
	Amount	Amount	Amount

Citigroup/Deutsche Bank 2007-CD4 Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2007-CD4, Cl. A2B, 5.205%, 12/11/49	3,140,000	0	3,140,000	2,428,601	0	2,428,601
CitiMortgage Alternative Loan Trust 2006-A5, Real Estate Mtg. Investment Conduit Pass-Through Certificates:
Series 2006-A5, Cl. 1A1, 0.874%, 10/25/36[6]	3,930,673	0	3,930,673	1,458,334	0	1,458,334
Series 2006-A5, Cl. 1A13, 0.924%, 10/25/36[6]	2,047,673	0	2,047,673	690,859	0	690,859
CWALT Alternative Loan Trust 2006-HY13, Mtg. Pass-Through Certificates, Series 2006-HY13, Cl. 3A1, 5.969%, 1/1/47[6]	1,415,639	0	1,415,639	846,725	0	846,725
First Horizon Alternative Mortgage Securities Trust 2004-FA2, Mtg. Pass-Through Certificates, Series 2004-FA2, Cl. 3A1, 6%, 1/25/35	1,040,207	0	1,040,207	868,065	0	868,065
First Horizon Alternative Mortgage Securities Trust 2007-FA2, Mtg. Pass-Through Certificates, Series 2007-FA2, Cl. 1A1, 5.50%, 4/25/37	1,248,173	0	1,248,173	1,170,566	0	1,170,566
GE Capital Commercial Mortgage Corp., Commercial Mtg. Obligations:
Series 2004-C3, Cl. A2, 4.433%, 7/10/39	1,442,445	0	1,442,445	1,420,649	0	1,420,649
Series 2005-C4, Cl. AM, 5.335%, 11/1/45[6]	2,310,000	0	2,310,000	1,111,132	0	1,111,132
JPMorgan Chase Commercial Mortgage Securities Corp., Commercial Mtg. Pass-Through Certificates, Series 2005-LDP4, Cl. AM, 4.999%, 10/1/42	2,775,000	0	2,775,000	1,314,661	0	1,314,661
JPMorgan Chase Commercial Mortgage Securities Trust, Commercial Mtg. Pass-Through Certificates:
Series 2007-LDPX, Cl. A2S, 5.305%, 1/15/49	9,920,000	0	9,920,000	7,639,162	0	7,639,162
Series 2007-LD11, Cl. A2, 5.804%, 6/15/49[6]	1,765,000	0	1,765,000	1,343,086	0	1,343,086
Series 2007-LD12, Cl. A2, 5.827%, 2/15/51	1,530,000	0	1,530,000	1,159,480	0	1,159,480
LB-UBS Commercial Mortgage Trust 2006-C1, Commercial Mtg. Pass-Through Certificates:
Series 2006-C1, Cl. A2, 5.084%, 2/11/31	12,480,000	0	12,480,000	10,878,121	0	10,878,121
Series 2006-C1, Cl. AM, 5.217%, 2/11/31[6]	6,050,000	0	6,050,000	2,439,569	0	2,439,569
LB-UBS Commercial Mortgage Trust 2007-C1, Commercial Mtg. Pass-Through Certificates, Series 2007-C1, Cl. A4, 5.424%, 2/11/40	5,890,000	0	5,890,000	3,618,313	0	3,618,313
Mastr Alternative Loan Trust 2004-6, Mtg. Pass-Through Certificates, Series 2004-6, Cl. 10A1, 6%, 7/25/34	1,784,430	0	1,784,430	1,488,808	0	1,488,808
Mastr Asset Securitization Trust 2006-3, Mtg. Pass-Through Certificates, Series 2006-3, Cl. 2A1, 0.924%, 10/25/36[6]	10,924,825	0	10,924,825	6,920,546	0	6,920,546

	Principal	Principal	Principal
	Amount	Amount	Amount

Merrill Lynch Mortgage Investors Trust 2005-A9, Mtg. Asset-Backed Certificates, Series 2005-A9, Cl.4A1, 5.494%, 12/1/35[6]	1,494,255	0	1,494,255	972,083	0	972,083
Merrill Lynch/Countrywide Commercial Mortgage Trust 2007-9, Commercial Mtg. Pass-Through Certificates, Series 2007-9, Cl. A4, 5.70%, 9/1/17	5,795,000	0	5,795,000	3,402,727	0	3,402,727
RALI Series 2007-QS6 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2007-QS6, Cl. A114, 5.75%, 4/25/37	1,809,098	0	1,809,098	750,338	0	750,338
Wachovia Bank Commercial Mortgage Trust 2006-C29, Commercial Mtg. Pass-Through Certificates, Series2006-C29, Cl. A2, 5.272%, 11/15/48	2,145,000	0	2,145,000	1,744,253	0	1,744,253
WaMu Mortgage Pass-Through Certificates 2006-AR8 Trust, Mtg. Pass-Through Certificates, Series 2006-AR8, Cl. 1A4, 5.844%, 8/1/46[6]	9,539,839	0	9,539,839	5,326,126	0	5,326,126
WaMu Mortgage Pass-Through Certificates 2007-HY1 Trust, Mtg. Pass-Through Certificates, Series 2007-HY1, Cl. 1A2, 5.698%, 2/25/37[6,10]	2,012,564	0	2,012,564	422,639	0	422,639
WaMu Mortgage Pass-Through Certificates 2007-HY3 Trust, Mtg. Pass-Through Certificates, Series 2007-HY3, Cl. 2A2, 5.66%, 3/1/37[6]	5,103,648	0	5,103,648	1,280,607	0	1,280,607
WaMu Mortgage Pass-Through Certificates 2007-HY4 Trust, Mtg. Pass-Through Certificates, Series 2007-HY4, Cl. 5A1, 5.499%, 11/1/36[6]	1,496,304	0	1,496,304	884,170	0	884,170
WaMu Mortgage Pass-Through Certificates 2007-HY5 Trust, Mtg. Pass-Through Certificates, Series 2007-HY5, Cl. 2A3, 5.647%, 5/1/37[6]	1,594,826	0	1,594,826	1,041,636	0	1,041,636
Wells Fargo Mortgage-Backed Securities 2004-V Trust, Mtg. Pass-Through Certificates, Series 2004-V, Cl. 1A1, 4.014%, 10/1/34[6]	5,489,313	0	5,489,313	4,102,823	0	4,102,823

				72,913,109	0	72,913,109
Manufactured Housing&#65533;0.5%
Wells Fargo Mortgage-Backed Securities 2006-AR12 Trust, Mtg. Pass-Through Certificates, Series 2006-AR12, Cl. 2A1, 6.097%, 9/25/36[6]	4,786,901	0	4,786,901	3,149,671	0	3,149,671
Wells Fargo Mortgage-Backed Securities 2006-AR2 Trust, Mtg. Pass-Through Certificates, Series 2006-AR2, Cl. 2A5, 5.084%, 3/25/36[6]	8,836,188	0	8,836,188	4,341,057	0	4,341,057

				7,490,728	0	7,490,728
Multifamily&#65533;2.1%
Banc of America Mortgage Securities, Inc., Mtg. Pass-Through Certificates, Series 2005-F, Cl. 2A3, 4.72%, 7/25/35[6]	3,589,300	0	3,589,300	2,810,176	0	2,810,176

	Principal	Principal	Principal
	Amount	Amount	Amount

Bear Stearns ARM Trust 2005-10, Mtg. Pass-Through Certificates, Series 2005-10, Cl. A3, 4.65%, 10/1/35[6]	6,030,000	0	6,030,000	3,176,333	0	3,176,333
CHL Mortgage Pass-Through Trust 2003-46, Mtg. Pass-Through Certificates, Series 2003-46, Cl. 1A2, 5.15%, 1/19/34[6]	1,808,688	0	1,808,688	1,515,664	0	1,515,664
CHL Mortgage Pass-Through Trust 2005-HYB1, Mtg. Pass-Through Certificates, Series 2005-HYB1, Cl. 5A1, 4.982%, 3/25/35[6]	3,547,796	0	3,547,796	2,090,982	0	2,090,982
Citigroup Mortgage Loan Trust, Inc. 2006-AR5, Asset-Backed Pass-Through Certificates, Series 2006-AR5, Cl. 1A3A, 5.894%, 7/25/36[6]	4,960,840	0	4,960,840	2,671,061	0	2,671,061
CWALT Alternative Loan Trust 2005-85CB, Mtg. Pass-Through Certificates, Series 2005-85CB, Cl. 2A3, 5.50%, 2/25/36	2,580,000	0	2,580,000	1,822,779	0	1,822,779
GMAC Mortgage Corp. Loan Trust, Mtg. Pass-Through Certificates:
Series 2005-AR4, Cl. 2A1, 5.295%, 7/19/35[6]	3,484,453	0	3,484,453	2,532,954	0	2,532,954
Series 2004-J4, Cl. A7, 5.50%, 9/25/34	2,390,000	0	2,390,000	1,876,591	0	1,876,591
GSR Mortgage Loan Trust 2005-AR7, Mtg. Pass-Through Certificates, Series 2005-AR7, Cl. 3A1, 5.14%, 11/25/35[6]	5,713,381	0	5,713,381	3,758,882	0	3,758,882
Wells Fargo Mortgage-Backed Securities 2004-AA Trust, Mtg. Pass-Through Certificates, Series 2004-AA, Cl. 2A, 4.995%, 12/25/34[6]	1,154,682	0	1,154,682	924,114	0	924,114
Wells Fargo Mortgage-Backed Securities 2004-S Trust, Mtg. Pass-Through Certificates, Series 2004-S, Cl. A1, 3.738%, 9/25/34[6]	958,183	0	958,183	732,923	0	732,923
Wells Fargo Mortgage-Backed Securities 2006-AR10 Trust, Mtg. Pass-Through Certificates, Series 2006-AR10, Cl. 4A1, 5.557%, 7/25/36[6]	11,047,578	0	11,047,578	6,234,294	0	6,234,294
Wells Fargo Mortgage-Backed Securities 2006-AR2 Trust, Mtg. Pass-Through Certificates, Series 2006-AR2, Cl. 2A6, 5.084%, 3/25/36[6]	967,006	0	967,006	249,288	0	249,288
Wells Fargo Mortgage-Backed Securities 2006-AR5 Trust, Mtg. Pass-Through Certificates, Series 2006-AR5, Cl. 2A1, 5.538%, 4/1/36[6]	2,284,089	0	2,284,089	1,317,569	0	1,317,569
Wells Fargo Mortgage-Backed Securities 2006-AR6 Trust, Mtg. Pass-Through Certificates, Series 2006-AR6, Cl. 3A1, 5.093%, 3/25/36[6]	1,248,134	0	1,248,134	846,355	0	846,355

				32,559,965	0	32,559,965

	Principal	Principal	Principal
	Amount	Amount	Amount

Other&#65533;0.2%
Greenwich Capital Commercial Mortgage 2007-GG9, Commercial Mtg. Pass-Through Certificates, Series 2007-GG9, Cl. A4, 5.44%, 3/1/39	5,315,000	0	5,315,000	3,346,757	0	3,346,757
Residential&#65533;4.1%
Citigroup Commercial Mortgage Trust 2008-C7, Commercial Mtg. Pass-Through Certificates, Series 2008-C7, Cl. A4, 6.096%, 12/1/49[6]	1,682,593	0	1,682,593	1,089,839	0	1,089,839
CitiMortgage Alternative Loan Trust 2007-A2, Real Estate Mtg. Investment Conduit Pass-Through Certificates, Series 2007-A2, Cl. 1A5, 6%, 2/25/37	10,099,217	0	10,099,217	5,916,873	0	5,916,873
Countrywide Alternative Loan Trust 2005-J10, Mtg. Pass-Through Certificates, Series 2005-J10, Cl. 1A17, 5.50%, 10/1/35	7,840,000	0	7,840,000	2,930,338	0	2,930,338
CWALT Alternative Loan Trust 2004-24CB, Mtg. Pass-Through Certificates, Series 2004-24CB, Cl. 1A1, 6%, 11/1/34	3,755,300	0	3,755,300	3,322,065	0	3,322,065
CWALT Alternative Loan Trust 2004-28CB, Mtg. Pass-Through Certificates, Series 2004-28CB, Cl. 3A1, 6%, 1/1/35	3,033,920	0	3,033,920	2,440,155	0	2,440,155
CWALT Alternative Loan Trust 2005-18CB, Mtg. Pass-Through Certificates, Series 2005-18CB, Cl. A8, 5.50%, 5/25/36	3,480,000	0	3,480,000	2,129,316	0	2,129,316
CWALT Alternative Loan Trust 2005-21CB, Mtg. Pass-Through Certificates, Series 2005-21CB, Cl. A7, 5.50%, 6/1/35	3,403,754	0	3,403,754	2,163,637	0	2,163,637
CWALT Alternative Loan Trust 2005-J1, Mtg. Pass-Through Certificates, Series 2005-J1, Cl. 3A1, 6.50%, 8/25/32	2,357,611	0	2,357,611	2,067,004	0	2,067,004
CWALT Alternative Loan Trust 2005-J3, Mtg. Pass-Through Certificates, Series 2005-J3, Cl. 3A1, 6.50%, 9/25/34	2,049,768	0	2,049,768	1,836,165	0	1,836,165
CWALT Alternative Loan Trust 2006-41CB, Mtg. Pass-Through Certificates, Series 2006-41CB, Cl. 1A10, 6%, 1/1/37	9,644,045	0	9,644,045	5,437,621	0	5,437,621
GSR Mortgage Loan Trust 2007-AR1, Mtg. Pass-Through Certificates, Series 2007-AR1, Cl. 4A1, 5.815%, 3/1/37[6,10]	5,105,448	0	5,105,448	2,552,724	0	2,552,724
Lehman XS Trust, Mtg. Pass-Through Certificates, Series 2005-10, Cl. 2A3B, 5.55%, 1/25/36	784,727	0	784,727	580,538	0	580,538
Merrill Lynch Mortgage Investors Trust 2007-3, Mtg. Pass-Through Certificates, Series 2007-3, Cl. 1A1, 5.807%, 9/1/37[6]	3,579,903	0	3,579,903	2,891,756	0	2,891,756
Morgan Stanley Mortgage Loan Trust 2006-AR, Mtg. Pass-Through Certificates, Series 2006-AR, Cl. 5A3, 5.416%, 6/25/36[6]	1,590,000	0	1,590,000	1,075,155	0	1,075,155

	Principal	Principal	Principal
	Amount	Amount	Amount

RALI Series 2003-QS1 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2003-QS1, Cl. A2, 5.75%, 1/25/33	726,400	0	726,400	671,940	0	671,940
RALI Series 2004-QS10 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2004-QS10, Cl. A3, 0.974%, 7/25/34[6]	276,996	0	276,996	220,115	0	220,115
RALI Series 2006-QS5 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2006-QS5, Cl. 2A2, 6%, 5/1/36	403,011	0	403,011	359,386	0	359,386
STARM Mortgage Loan Trust 2007-S1, Mtg. Pass-Through Certificates, Series 2007-S1, Cl. 3A1, 5.009%, 8/1/22[6,10]	11,076,348	0	11,076,348	7,974,970	0	7,974,970
WaMu Mortgage Pass-Through Certificates 2003-AR9 Trust, Mtg. Pass-Through Certificates, Series 2003-AR9, Cl. 2A, 4.493%, 9/25/33[6]	1,417,892	0	1,417,892	1,215,457	0	1,215,457
WaMu Mortgage Pass-Through Certificates 2006-AR8 Trust, Mtg. Pass-Through Certificates, Series 2006-AR8, Cl. 2A1, 6.122%, 8/25/36[6]	4,530,942	0	4,530,942	2,718,989	0	2,718,989
WaMu Mortgage Pass-Through Certificates 2007-HY2 Trust, Mtg. Pass-Through Certificates, Series 2007-HY2, Cl. 2A1, 6.614%, 11/1/36[6]	233,703	0	233,703	129,801	0	129,801
Washington Mutual Mortgage Pass-Through Certificates, Mtg. Pass-Through Certificates, Series 2007-1, Cl. 1A8, 6%, 2/25/37	5,204,005	0	5,204,005	3,409,871	0	3,409,871
Wells Fargo Mortgage-Backed Securities 2004-R Trust, Mtg. Pass-Through Certificates, Series 2004-R, Cl. 2A1, 4.367%, 9/1/34[6]	569,326	0	569,326	432,891	0	432,891
Wells Fargo Mortgage-Backed Securities 2005-AR12 Trust, Mtg. Pass-Through Certificates, Series 2005-AR12, Cl. 2A6, 4.313%, 7/1/35[6]	2,769,719	0	2,769,719	2,120,431	0	2,120,431
Wells Fargo Mortgage-Backed Securities 2005-AR16 Trust, Mtg. Pass-Through Certificates, Series 2005-AR16, Cl. 2A1, 4.461%, 10/1/35[6]	3,334,691	0	3,334,691	2,373,758	0	2,373,758
Wells Fargo Mortgage-Backed Securities 2006-AR10 Trust, Mtg. Pass-Through Certificates:
Series 2006-AR10, Cl. 5A3, 5.593%, 7/1/36[6]	1,756,400	0	1,756,400	999,456	0	999,456
Series 2006-AR10, Cl. 5A6, 5.593%, 7/1/36[6]	7,263,442	0	7,263,442	4,118,354	0	4,118,354
Wells Fargo Mortgage-Backed Securities 2006-AR5 Trust, Mtg. Pass-Through Certificates, Series 2006-AR5, Cl. 2A2, 5.538%, 4/1/36[6,10]	4,035,332	0	4,035,332	807,066	0	807,066

				63,985,671	0	63,985,671

Total Mortgage-Backed Obligations (Cost $645,903,071) (Cost $&#65533;) (Combined $645,903,071)				548,147,784	0	548,147,784

	Principal	Principal	Principal
	Amount	Amount	Amount

Asset-Backed Securities&#65533;0.7%
Ace Securities Corp. Home Equity Loan Trust, Series 2006-ASP5, Asset-Backed Pass-Through Certificates, Series 2006-ASP5, Cl. M1, 0.754%, 10/25/36[6]	3,400,000	0	3,400,000	159,355	0	159,355
Argent Securities Trust 2004-W8, Asset-Backed Pass-Through Certificates, Series 2004-W8, Cl. A2, 0.954%, 5/25/34[6]	2,123,397	0	2,123,397	1,327,003	0	1,327,003
Bear Stearns Asset Backed Securities I Trust 2006-HE7, Asset-Backed Certificates, Series 2006-HE7, Cl. 1M1, 0.874%, 9/25/36[6]	4,062,000	0	4,062,000	124,667	0	124,667
Capital One Prime Auto Receivables Trust, Automobile Asset-Backed Certificates, Series 2005-1, Cl. A4, 0.475%, 4/15/11[6]	3,416,688	0	3,416,688	3,327,659	0	3,327,659
Citibank Credit Card Issuance Trust, Credit Card Receivable Nts., Series 2003-C4, Cl. C4, 5%, 6/10/15	430,000	0	430,000	236,996	0	236,996

Countrywide Home Loans, Asset-Backed Certificates:
Series 2002-4, Cl. A1, 1.214%, 2/25/33[6]	44,821	0	44,821	21,022	0	21,022
Series 2005-11, Cl. AF2, 4.657%, 2/25/36	161,975	0	161,975	159,576	0	159,576
Series 2005-16, Cl. 2AF2, 5.382%, 5/25/36[6]	920,000	0	920,000	743,309	0	743,309
Series 2005-17, Cl. 1AF2, 5.363%, 5/25/36[6]	558,984	0	558,984	482,922	0	482,922
HSBC Home Equity Loan Trust 2005-3, Closed-End Home Equity Loan Asset-Backed Nts., Series 2005-3, Cl. A1, 0.73%, 1/20/35[6]	743,196	0	743,196	529,563	0	529,563
Lehman XS Trust, Mtg. Pass-Through Certificates:
Series 2005-2, Cl. 2A1B, 5.18%, 8/25/35[6]	227,841	0	227,841	224,197	0	224,197
Series 2005-4, Cl. 2A1B, 5.17%, 10/25/35	314,735	0	314,735	287,119	0	287,119

MBNA Credit Card Master Note Trust, Credit Card Receivables, Series 2003-C7, Cl. C7, 1.811%, 3/15/16[6]	4,080,000	0	4,080,000	1,452,218	0	1,452,218
Morgan Stanley ABS Capital I, Inc. Trust 2006-NC4, Mtg. Pass-Through Certificates, Series 2006-NC4, Cl. M2, 0.774%, 6/25/36[6]	2,500,000	0	2,500,000	34,790	0	34,790
Option One Mortgage Loan Trust, Asset-Backed Certificates, Series 2006-2, Cl. 2A2, 0.574%, 7/1/36[6]	1,500,331	0	1,500,331	1,322,780	0	1,322,780
RASC Series 2006-EMX4 Trust, Home Equity Mtg. Asset-Backed Pass-Through Certificates, Series 2006-EMX4, Cl. M1, 0.754%, 6/25/36[6]	4,000,000	0	4,000,000	80,756	0	80,756
RASC Series 2006-EMX7 Trust,, Home Equity Mtg. Asset-Backed Pass-Through Certificates, Series 2006-EMX7, Cl. M2, 0.784%, 8/25/36[6]	3,500,000	0	3,500,000	70,032	0	70,032

	Principal	Principal	Principal
	Amount	Amount	Amount

RASC Series 2006-EMX9 Trust, Home Equity Mtg. Asset-Backed Pass-Through Certificates, Series 2006-EMX9, Cl. M1, 0.784%, 11/25/36[6]	3,400,000	0	3,400,000	450,742	0	450,742
Structured Asset Investment Loan Trust, Mtg. Pass-Through Certificates, Series 2006-BNC3, Cl. A2, 0.514%, 9/25/36[6]	466,628	0	466,628	438,686	0	438,686

Total Asset-Backed Securities (Cost $27,377,690) (Cost $) (Combined $27,377,690)				11,473,392	0	11,473,392

Non-Convertible Corporate Bonds and Notes 15.4%
Allied Waste North America, Inc., 5.75% Sr. Sec. Nts., Series B, 2/15/11	5,000,000	0	5,000,000	4,877,220	0	4,877,220
American International Group, Inc., 6.25% Jr. Sub. Bonds, 3/15/37	3,275,000	0	3,275,000	491,250	0	491,250
Axa SA, 6.379% Sub. Perpetual Bonds[3,11]	12,900,000	0	12,900,000	4,970,048	0	4,970,048
Bank of America Corp.:
8% Unsec. Perpetual Bonds, Series K11	8,130,000	0	8,130,000	3,040,490	0	3,040,490
8.125% Perpetual Bonds, Series M11	1,235,000	0	1,235,000	451,331	0	451,331
Barclays Bank plc, 6.278% Perpetual Bonds[10,11]	14,930,000	0	14,930,000	4,719,970	0	4,719,970
Beazer Homes USA, Inc., 8.375% Sr. Nts., 4/15/12	800,000	0	800,000	280,000	0	280,000
Buckeye Partners LP, 4.625% Sr. Nts., 7/15/13	1,875,000	0	1,875,000	1,639,579	0	1,639,579
Capmark Financial Group, Inc.:
1.891% Sr. Unsec. Nts., 5/10/10[6]	2,135,000	0	2,135,000	691,206		691,206
5.875% Sr. Unsec. Nts., 5/10/12	6,110,000	0	6,110,000	1,403,553	0	1,403,553
CCH I Holdings LLC:
9.92% Sr. Unsec. Nts., 4/1/14	25,000,000	0	25,000,000	375,000	0	375,000
13.50% Sr. Unsec. Unsub. Nts., 1/15/14	9,000,000	0	9,000,000	135,000	0	135,000
CCH I LLC, 11% Sr. Sec. Nts., 10/1/15	29,072,000	0	29,072,000	2,325,760	0	2,325,760
CCH I LLC/CCH I Capital Corp., 11% Sr. Sec. Nts., 10/1/15	64,075,000	0	64,075,000	5,766,750	0	5,766,750
CDX High Yield Index, Pass-Through Certificates, Series 8-T1, 7.625%, 6/29/12	69,600,000	0	69,600,000	56,376,000	0	56,376,000
Centex Corp., 5.80% Sr. Unsec. Nts., 9/15/09	1,960,000	0	1,960,000	1,911,000	0	1,911,000
Chesapeake Energy Corp., 6.875% Sr. Unsec. Nts., 1/15/16	5,601,000	0	5,601,000	4,634,828	0	4,634,828
Chiquita Brands International, Inc.:
7.50% Sr. Unsec. Nts., 11/1/14	5,000,000	0	5,000,000	3,612,500	0	3,612,500
8.875% Sr. Unsec. Unsub. Nts., 12/1/15	10,000,000	0	10,000,000	7,675,000	0	7,675,000
CIT Group Funding Co. of Canada, 4.65% Sr. Unsec. Nts., 7/1/10	5,000,000	0	5,000,000	3,780,645	0	3,780,645
Citigroup, Inc.:
8.30% Jr. Sub. Bonds, 12/21/57[6]	11,330,000	0	11,330,000	5,432,962	0	5,432,962
8.40% Perpetual Bonds, Series E11	4,550,000	0	4,550,000	1,598,643	0	1,598,643

	Principal	Principal	Principal
	Amount	Amount	Amount

Clear Channel Communications, Inc., 6.25% Nts., 3/15/11	1,965,000	0	1,965,000	225,975	0	225,975
CSC Holdings, Inc., 7.625% Sr. Unsec. Debs., 7/15/18	3,000,000	0	3,000,000	2,700,000	0	2,700,000
Energy Transfer Partners LP, 5.65% Sr. Unsec. Unsub. Nts., 8/1/12	1,150,000	0	1,150,000	1,097,460	0	1,097,460
FairPoint Communications, Inc., 13.125% Sr. Nts., 4/1/18	12,500,000	0	12,500,000	5,250,000	0	5,250,000
Ford Motor Credit Co., 9.75% Sr. Unsec. Nts., 9/15/10	10,340,000	0	10,340,000	6,680,095	0	6,680,095
GMAC LLC, 8% Sr. Unsec. Unsub. Nts., 11/1/31	5,133,000	0	5,133,000	2,307,643	0	2,307,643
Goldman Sachs Capital, Inc. (The), 6.345% Sub. Bonds, 2/15/34	10,020,000	0	10,020,000	5,921,860	0	5,921,860
Goldman Sachs Group, Inc. (The):
2.417% Sr. Unsec. Nts., Series B, 3/2/10[6]	2,500,000	0	2,500,000	2,398,340	0	2,398,340
6.75% Unsec. Sub. Nts., 10/1/37	5,000,000	0	5,000,000	3,564,140	0	3,564,140
HSBC Finance Capital Trust IX, 5.911% Nts., 11/30/35[6]	15,290,000	0	15,290,000	4,552,169	0	4,552,169
JPMorgan Chase & Co., 7.90% Perpetual Bonds, Series 1[11]	8,465,000	0	8,465,000	5,852,456	0	5,852,456
K. Hovnanian Enterprises, Inc., 8.875% Sr. Sub. Nts., 4/1/12	1,600,000	0	1,600,000	584,000	0	584,000
Kaneb Pipe Line Operating Partnership LP, 5.875% Sr. Unsec. Nts., 6/1/13	2,910,000	0	2,910,000	2,427,912	0	2,427,912
Lennar Corp., 7.625% Sr. Unsec. Nts., 3/1/09	1,130,000	0	1,130,000	1,130,000	0	1,130,000
Level 3 Financing, Inc., 9.25% Sr. Unsec. Unsub. Nts., 11/1/14	10,000,000	0	10,000,000	6,400,000	0	6,400,000
Lloyds Banking Group plc, 6.413% Perpetual Bonds[3,11]	17,900,000	0	17,900,000	3,557,625	0	3,557,625
MBIA, Inc., 5.70% Sr. Unsec. Unsub. Nts., 12/1/34	1,980,000	0	1,980,000	865,375	0	865,375
Merrill Lynch & Co., Inc., 7.75% Jr. Sub. Bonds, 5/14/38	11,165,000	0	11,165,000	7,867,830	0	7,867,830
MetLife Capital Trust X, 9.25% Sec. Bonds, 4/8/38[6]	1,800,000	0	1,800,000	1,201,804	0	1,201,804
MetLife, Inc., 6.40% Jr. Unsec. Sub. Bonds, 12/15/36[6]	10,060,000	0	10,060,000	5,426,475	0	5,426,475
MGM Mirage, Inc., 6% Sr. Sec. Nts., 10/1/09	6,145,000	0	6,145,000	4,531,938	0	4,531,938
Monongahela Power Co., 7.36% Unsec. Nts., Series A, 1/15/10	3,155,000	0	3,155,000	3,091,755	0	3,091,755
Morgan Stanley:
3.338% Sr. Unsec. Nts., Series F, 5/14/10[6]	5,000,000	0	5,000,000	4,829,045	0	4,829,045
6.25% Sr. Unsec. Nts., 8/28/17	5,000,000	0	5,000,000	4,530,105	0	4,530,105
National City Bank, 4.15% Sr. Unsec. Unsub. Nts., 8/1/09	1,500,000	0	1,500,000	1,489,466	0	1,489,466
NCR Corp., 7.125% Sr. Unsec. Unsub. Nts., 6/15/09	3,255,000	0	3,255,000	3,278,706	0	3,278,706

	Principal	Principal	Principal
	Amount	Amount	Amount

PF Export Receivables Master Trust, 3.748% Sr. Nts., Series B, 6/1/13[3]	621,048	0	621,048	650,382	0	650,382
Popular North America, Inc., 4.70% Nts., 6/30/09	3,665,000	0	3,665,000	3,611,462	0	3,611,462
Prudential Holdings LLC, 8.695% Bonds, Series C, 12/18/23[3]	4,100,000	0	4,100,000	3,919,510	0	3,919,510

Prudential Insurance Co. of America, 8.30% Nts., 7/1/25[3]	3,380,000	0	3,380,000	2,836,787	0	2,836,787
Rite Aid Corp., 6.875% Sr. Unsec. Debs., 8/15/13	16,000,000	0	16,000,000	2,800,000	0	2,800,000
Sinclair Broadcast Group, Inc., 8% Sr. Unsec. Sub. Nts., 3/15/12	442,000	0	442,000	266,305	0	266,305
Spansion LLC, 11.25% Sr. Nts., 1/15/16[2,3,12]	3,000,000	0	3,000,000	86,250	0	86,250
Tenet Healthcare Corp., 9.875% Sr. Nts., 7/1/14	6,500,000	0	6,500,000	5,183,750	0	5,183,750
TEPPCO Partners LP, 6.125% Nts., 2/1/13	1,395,000	0	1,395,000	1,238,514	0	1,238,514
Valero Logistics Operations LP, 6.05% Nts., 3/15/13	2,692,000	0	2,692,000	2,310,611	0	2,310,611
Washington Mutual Bank NV, 3.337% Sr. Unsec. Nts., 5/1/09[12]	5,745,000	0	5,745,000	1,263,900	0	1,263,900
Westar Energy, Inc., 7.125% Sr. Unsec. Nts., 8/1/09	3,030,000	0	3,030,000	3,022,825	0	3,022,825
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 6.625% Nts., 12/1/14	3,405,000	0	3,405,000	2,417,550	0	2,417,550

Total Non-Convertible Corporate Bonds and Notes (Cost $472,395,344) (Cost $&#65533;) (Combined $472,395,344)				237,558,755	0	237,558,755

Convertible Corporate Bonds and Notes 24.9%
Advanced Micro Devices, Inc., 5.75% Cv. Sr. Unsec. Nts., 8/15/12	4,000,000	0	4,000,000	1,625,000	0	1,625,000
Advanced Micro Devices, Inc., 6% Cv. Sr. Unsec. Nts., 5/1/15	0	4,000,000	4,000,000	0	1,485,000	1,485,000
Agere Systems, Inc., 6.50% Cv. Unsec. Unsub. Nts., 12/15/09 (cv. into Agere Systems, Inc., Cl. A common stock)[10]	0	3,000,000	3,000,000	0	3,007,500	3,007,500
Alexandria Real Estate Equities, Inc., 3.70% Cv. Sr. Unsec. Nts., 1/15/27[3]	0	4,000,000	4,000,000	0	2,715,000	2,715,000
Allergan, Inc., 1.50% Cv. Nts., 4/1/26[3]	0	4,000,000	4,000,000	0	3,840,000	3,840,000
Alliance Data Systems Corp., 1.75% Cv. Sr. Nts., 8/1/13[3]	0	2,000,000	2,000,000	0	1,345,000	1,345,000
Alliant Techsystems, Inc., 2.75% Cv. Sr. Sub. Nts., 9/15/11	0	5,000,000	5,000,000	0	4,887,500	4,887,500
Amgen, Inc., 0.375% Cv. Sr. Nts., 2/1/13[3]	0	4,000,000	4,000,000	0	3,560,000	3,560,000
Amylin Pharmaceuticals, Inc., 2.50% Cv. Sr. Unsec. Nts., 4/15/11	0	1,000,000	1,000,000	0	807,500	807,500
Anthracite Capital, Inc., 11.75% Cv. Sr. Unsec. Nts., 9/1/27[3]	8,000,000	0	8,000,000	1,250,000	0	1,250,000
Beckman Coulter, Inc.:
2.50% Cv. Sr. Sub. Nts., 12/15/36[3]	0	3,000,000	3,000,000	0	2,730,000	2,730,000
2.50% Cv. Sr. Unsec. Nts., 12/15/36	0	1,000,000	1,000,000	0	910,000	910,000

	Principal	Principal	Principal
	Amount	Amount	Amount

BlackRock, Inc., 2.625% Cv. Sr. Nts., 2/15/35	0	1,500,000	1,500,000	0	1,711,875	1,711,875
Boston Properties LP, 2.875% Cv. Sr. Unsec. Nts., 2/15/37	0	3,000,000	3,000,000	0	2,310,000	2,310,000
Cadence Design Systems, Inc., 1.375% Cv. Sr. Unsec. Nts., 12/15/11	0	2,000,000	2,000,000	0	1,437,500	1,437,500
Carnival Corp., 2% Cv. Sr. Unsec. Unsub. Debs., 4/15/21	0	3,000,000	3,000,000	0	2,703,750	2,703,750
Carrizo Oil & Gas, Inc., 4.375% Cv. Sr. Unsec. Nts., 6/1/28	8,250,000	3,000,000	11,250,000	4,393,125	1,597,500	5,990,625

Chattem, Inc., 2% Cv. Sr. Unsec. Unsub. Nts., 11/15/13	0	3,000,000	3,000,000	0	3,281,250	3,281,250
Chesapeake Energy Corp., 2.50% Cv. Sr. Unsec. Nts., 5/15/37	0	1,000,000	1,000,000	0	611,250	611,250
CMS Energy Corp., 2.875% Cv. Sr. Nts., 12/1/24	0	4,000,000	4,000,000	0	3,940,000	3,940,000
Covanta Holding Corp., 1% Cv. Unsec. Debs., 2/1/27	0	5,000,000	5,000,000	0	4,093,750	4,093,750

CSK Auto, Inc., 6.75% Cv. Sr. Unsec. Nts., 12/15/25[6,10]	11,000,000	0	11,000,000	12,433,300	0	12,433,300
Danaher Corp., 1.655% Cv. Sr. Unsec. Unsub. Liquid Yield Option Nts., 1/22/21[13]	0	5,000,000	5,000,000	0	4,143,750	4,143,750
DST Systems, Inc.:
3.625% Cv. Sr. Unsec. Debs., Series B, 8/15/23	0	2,000,000	2,000,000	0	1,642,500	1,642,500
4.125% Cv. Sr. Unsec. Unsub. Debs., 8/15/23	0	1,000,000	1,000,000	0	942,500	942,500
EMC Corp.:
1.75% Cv. Sr. Nts., 12/1/11[3]	0	4,000,000	4,000,000	0	3,875,000	3,875,000
1.75% Cv. Sr. Unsec. Nts., 12/1/11	0	1,000,000	1,000,000	0	968,750	968,750
Equinix, Inc., 2.50% Cv. Unsec. Sub. Nts., 4/15/12	0	2,000,000	2,000,000	0	1,572,500	1,572,500
Fisher Scientific International, Inc., 3.25% Cv. Sr. Unsec. Sub. Nts., 3/1/24	0	3,253,000	3,253,000	0	3,810,076	3,810,076
Ford Motor Co., 4.25% Cv. Sr. Unsec. Nts., 12/15/36	22,500,000	6,000,000	28,500,000	5,146,875	1,372,500	6,519,375

Forest City Enterprises, Inc., 3.625% Cv. Nts., 10/15/11[3]	0	3,750,000	3,750,000	0	2,115,750	2,115,750
General Cable Corp., 1% Cv. Sr. Nts., 10/15/12[3]	0	4,000,000	4,000,000	0	2,725,000	2,725,000
Gilead Sciences, Inc., 0.50% Cv. Sr. Nts., 5/1/11	0	2,500,000	2,500,000	0	3,065,625	3,065,625
Hercules Offshore, Inc., 3.375% Cv. Sr. Nts., 6/1/38[6]	6,250,000	0	6,250,000	2,093,750	0	2,093,750

Hologic, Inc., 2% Cv. Sr. Unsec. Unsub. Nts., 12/15/37	0	3,000,000	3,000,000	0	1,965,000	1,965,000
Human Genome Sciences, Inc.:
2.25% Cv. Unsec. Sub. Nts., 10/15/11	17,500,000	0	17,500,000	8,553,125	0	8,553,125
2.25% Cv. Unsec. Sub. Nts., 8/15/12	1,000,000	0	1,000,000	443,750	0	443,750
Integra LifeSciences Holdings Corp., 2.375% Cv. Sr. Nts., 6/1/12[3]	0	2,000,000	2,000,000	0	1,455,000	1,455,000
Intel Corp., 2.95% Cv. Unsec. Sub. Debs., 12/15/35[3]	0	4,000,000	4,000,000	0	3,105,000	3,105,000
International Game Technology, 2.60% Cv. Sr. Unsec. Unsub. Nts., 12/15/36	0	2,000,000	2,000,000	0	1,945,000	1,945,000

	Principal	Principal	Principal
	Amount	Amount	Amount

Kinetic Concepts, Inc., 3.25% Cv. Sr. Unsec. Nts., 4/15/15[3]	0	2,500,000	2,500,000	0	1,750,000	1,750,000
KKR Financial Holdings LLC, 7% Cv. Sr. Sec. Nts., 7/15/12	18,500,000	0	18,500,000	7,122,500	0	7,122,500
L-1 Identity Solutions, Inc., 3.75% Cv. Sr. Unsec. Nts., 5/15/27	0	2,000,000	2,000,000	0	1,295,000	1,295,000
L-3 Communications Corp., 3% Cv. Sr. Unsec. Bonds, 8/1/35	0	4,000,000	4,000,000	0	3,910,000	3,910,000
Lawson Software, Inc., 2.50% Cv. Sr. Unsec. Unsub. Nts., 4/15/12	0	2,000,000	2,000,000	0	1,570,000	1,570,000
Level 3 Communications, Inc., 3.50% Cv. Sr. Unsec. Unsub. Nts., 6/15/12	0	3,500,000	3,500,000	0	1,430,625	1,430,625
Liberty Media Corp., 3.125% Cv. Sr. Unsec. Unsub. Debs., 3/30/23	15,500,000	3,000,000	18,500,000	11,024,375	2,133,750	13,158,125
Liberty Media Corp., 3.25% Exchangeable Sr. Unsec. Debs., 3/15/31 (exchangeable for Viacom, Inc., Cl. B common stock or cash based on the value thereof)	110,000,000	0	110,000,000	37,400,000	0	37,400,000

Liberty Media Corp., 3.50% Exchangeable Sr. Unsec. Debs., 1/15/31 (exchangeable for Motorola, Inc., common stock or cash based on the value of that stock)	619,273	0	619,273	179,213	0	179,213
LifePoint Hospitals, Inc., 3.25% Cv. Sr. Unsec. Sub. Nts., 8/15/25	0	2,000,000	2,000,000	0	1,545,000	1,545,000
Lucent Technologies, Inc., 2.75% Cv. Sr. Unsec. Debs., Series A, 6/15/23	0	1,500,000	1,500,000	0	1,278,750	1,278,750
Medicis Pharmaceutical Corp., 2.50% Cv. Sr. Unsec. Nts., 6/4/32	0	3,500,000	3,500,000	0	2,638,125	2,638,125
Medtronic, Inc., 1.50% Cv. Sr. Unsec. Nts., 4/15/11	0	5,000,000	5,000,000	0	4,637,500	4,637,500
Microchip Technology, Inc., 2.125% Cv. Jr. Sub. Bonds, 12/15/37	0	3,000,000	3,000,000	0	1,942,500	1,942,500

Molson Coors Brewing Co., 2.50% Cv. Sr. Nts., 7/30/13	0	3,500,000	3,500,000	0	3,596,250	3,596,250
Nabors Industries, Inc., 0.94% Cv. Sr. Unsec. Unsub. Nts., 5/15/11	0	4,000,000	4,000,000	0	3,465,000	3,465,000
National City Corp., 4% Cv. Sr. Unsec. Nts., 2/1/11	26,300,000	2,000,000	28,300,000	23,768,625	1,807,500	25,576,125
National Financial Partners Corp., 0.75% Cv. Sr. Unsec. Nts., 2/1/12	7,650,000	0	7,650,000	1,778,625	0	1,778,625
NetApp, Inc., 1.75% Cv. Sr. Unsec. Nts., 6/1/13[3]	0	2,000,000	2,000,000	0	1,572,500	1,572,500
Newmont Mining Corp., 3% Cv. Sr. Nts., 2/15/12	0	3,000,000	3,000,000	0	3,525,000	3,525,000

Nextel Communications, Inc., 5.25% Cv. Sr. Nts., 1/15/10	0	3,000,000	3,000,000	0	2,835,000	2,835,000

NII Holdings, Inc., 2.75% Cv. Sr. Unsec. Nts., 8/15/25	0	3,000,000	3,000,000	0	2,647,500	2,647,500

NII Holdings, Inc., 3.125% Cv. Sr. Unsec. Nts., 6/15/12	22,500,000	0	22,500,000	15,075,000	0	15,075,000

	Principal	Principal	Principal
	Amount	Amount	Amount

Omnicom Group, Inc., ZCN% Cv. Sr. Unsec. Nts., 7/1/38	0	1,000,000	1,000,000	0	907,500	907,500
ON Semiconductor Corp., ZCN% Cv. Sr. Unsec. Sub. Nts., Series B, 4/15/24	0	2,000,000	2,000,000	0	1,817,500	1,817,500
Pantry, Inc. (The), 3% Cv. Sr. Sub. Nts., 11/15/12	28,185,000	1,000,000	29,185,000	19,659,038	697,500	20,356,538
Peabody Energy Corp., 4.75% Cv. Jr. Unsec. Sub. Debs., 12/15/66	9,595,000	4,000,000	13,595,000	6,548,588	2,730,000	9,278,588
ProLogis, 2.25% Cv. Sr. Unsec. Nts., 4/1/37	0	4,000,000	4,000,000	0	2,135,000	2,135,000
Prudential Financial, Inc., 0.366% Cv. Sr. Unsec. Nts., 12/15/37[6]	17,500,000	3,000,000	20,500,000	16,931,250	2,902,500	19,833,750
Pioneer Natural Resources Co., 2.875% Cv. Sr. Unsec. Nts., 1/15/38	0	1,000,000	1,000,000	0	748,750	748,750
Quanta Services, Inc., 3.75% Cv. Sub. Nts., 4/30/26	0	2,500,000	2,500,000	0	2,487,500	2,487,500
Qwest Communications International, Inc., 3.50% Cv. Sr. Unsec. Bonds, 11/15/25	11,000,000	3,500,000	14,500,000	9,886,240	3,145,625	13,031,865
Rayonier TRS Holdings, Inc., 3.75% Cv. Sr. Nts., 10/15/12[3]	0	4,000,000	4,000,000	0	3,510,000	3,510,000
Rite Aid Corp., 8.50% Cv. Sr. Unsec. Unsub. Nts., 5/15/15	25,900,000	0	25,900,000	6,928,250	0	6,928,250

Schlumberger Ltd., 2.125% Cv. Sr. Unsec. Nts., 6/1/23	0	3,000,000	3,000,000	0	3,723,750	3,723,750
Smith & Wesson Holding Corp., 4% Cv. Sr. Unsec. Nts., 12/15/26	0	1,500,000	1,500,000	0	1,265,625	1,265,625
SESI LLC, 1.50% Cv. Sr. Unsec. Unsub. Nts., 12/15/26[6]	0	3,000,000	3,000,000	0	2,205,000	2,205,000
SunPower Corp., 0.75% Cv. Sr. Unsec. Debs., 8/1/27	0	1,000,000	1,000,000	0	827,500	827,500
Sybase, Inc., 1.75% Cv. Sub. Nts., 2/22/25	0	2,500,000	2,500,000	0	2,937,500	2,937,500
Symantec Corp., 0.75% Cv. Sr. Unsec. Nts., 6/15/11	0	5,000,000	5,000,000	0	4,706,250	4,706,250
SystemOne Technologies, Inc.:
2.888% Cv. Sub. Nts., 12/31/06[10,12]	0	4,812,199	4,812,199	0	48,122	48,122
8.25% Cv. Sub. Nts., 12/31/06[10,12]	0	3,931,592	3,931,592	0	39,316	39,316
Teva Pharmaceutical Finance Co. BV, 1.75% Cv. Sr. Unsec. Debs., Series D, 2/1/26	0	4,000,000	4,000,000	0	4,260,000	4,260,000
Transocean, Inc., 1.50% Cv. Sr. Unsec. Unsub. Nts., Series B, 12/15/37	0	7,000,000	7,000,000	0	5,923,750	5,923,750
UAL Corp., 4.50% Cv. Sr. Sub. Nts., 6/30/21	9,000,000	0	9,000,000	4,151,700	0	4,151,700
UAL Corp., 5% Cv. Bonds, 2/1/21	0	3,000,000	3,000,000	0	1,413,750	1,413,750
United Rentals North America, Inc., 1.875% Cv. Sr. Unsec. Sub. Nts., 10/15/23	1,500,000	0	1,500,000	1,023,750	0	1,023,750

VeriFone Holdings, Inc., 2.125% Cv. Sr. Nts., 6/15/12[3]	0	4,000,000	4,000,000	0	1,900,000	1,900,000

VeriSign, Inc., 3.25% Cv. Jr. Unsec. Sub. Bonds, 8/15/37	0	3,000,000	3,000,000	0	2,040,000	2,040,000
Vornado Realty Trust, 2.85% Cv. Sr. Unsec. Unsub. Bonds, 4/1/27	0	2,000,000	2,000,000	0	1,517,500	1,517,500

	Principal	Principal	Principal
	Amount	Amount	Amount

Waste Connections, Inc., 3.75% Cv. Sr. Unsec. Nts., 4/1/26	0	4,000,000	4,000,000	0	3,920,000	3,920,000
WESCO International, Inc., 1.75% Cv. Sr. Unsec. Unsub. Debs., 11/15/26	0	2,000,000	2,000,000	0	1,455,000	1,455,000
Xilinx, Inc., 3.125% Cv. Jr. Unsec. Sub. Debs., 3/15/37[3]	0	3,000,000	3,000,000	0	2,111,250	2,111,250

Total Convertible Corporate Bonds and Notes (Cost $297,630,672) (Cost $230,062,869) (Combined $527,693,541)				197,416,079	86,634,514	384,050,593

Structured Securities 0.3%
Goldman Sachs Group, Inc. (The), Cv. Linked Nts., 7%, 6/1/09 (linked to Applied Materials, Inc. common stock)[10] (Cost $12,478,010) (Cost $&#65533;) Combined $12,478,010)	649,660	0	649,660	4,943,260	0	4,943,260

Event-Linked Bonds 0.3%
Calabash Re II Ltd. Catastrophe Linked Nts., Series A1, 10.396%, 1/8/10[6,10]	3,000,000	0	3,000,000	2,918,550	0	2,918,550
Fremantle Ltd. Catastrophe Linked Nts., Cl. B, 3.525%, 6/28/10[3,6]	1,000,000	0	1,000,000	999,675	0	999,675

Total Event-Linked Bonds (Cost $4,000,000) (Cost $&#65533;) (Combined $4,000,000)				3,918,225	0	3,918,225

	Shares	Shares	Shares

Investment Companies 1.1%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.82%[14,15] (Cost $&#65533;) (Cost $16,436,822) (Combined $16,436,822)	0	16,436,822	16,436,822	0	16,436,822	16,436,822

Total Investments, at Value (Cost $2,239,964,930) (Cost $306,729,119) (Combined $2,546,694,049)	121.7%	100.5%	118.5%	1,595,854,006	234,209,609	1,830,063,615
Liabilities in Excess of Other Assets	(21.7)	(0.5)	(18.5)	(285,038,515)	(1,116,513)	(286,155,028)
Pro Forma Adjustments						(4,322)

Net Assets	100.0%	100.0%	100.0%	$1,310,815,491	$233,093,096	$1,543,904,265

Footnotes to Statement of Investments

1.	A sufficient amount of liquid assets has been designated to cover outstanding written call options.

2.	Non-income producing security.

3.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $62,489,773 or 4.05% of the combined net assets as of February 28, 2009.

4.	A sufficient amount of liquid assets has been designated to cover outstanding written put options.

5.	When-issued security or delayed delivery to be delivered and settled after February 28, 2009.

6.	Represents the current interest rate for a variable or increasing rate security.

7.	Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $26,866,821 or 1.74% of the combined net assets as of February 28, 2009.

8.	Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $781,791 or 0.05% of the combined net assets as of February 28, 2009.

9.	All or a portion of the security is held in collateralized accounts to cover initial margin requirements on open futures contracts. The aggregate market value of such securities is $3,351,025.

10.	Illiquid security. The aggregate value of illiquid securities as of February 28, 2009 was $40,362,066, which represents 2.61% of the combined net assets.

11.	This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

12.	Issue is in default. These securities amount to $1,437,588 or 0.09% of the combined net assets as of February 28, 2009.

13.	Zero coupon bond reflects effective yield on the date of purchase.

14.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended February 28, 2009, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
Oppenheimer Capital Income Fund	February 29, 2008	Additions	Reductions	February 28, 2009

CSK Auto Corp.	4,497,250	&#65533;	4,497,250	&#65533;
OFI Liquid Assets Fund, LLC	&#65533;	130,840,625	130,840,625	&#65533;
Oppenheimer Institutional Money Market Fund, Cl. E	14,729,977	761,418,362	776,148,339	&#65533;
Platinum Underwriters Holdings Ltd., 6% Cv., Series A	500,000	&#65533;	500,000	&#65533;

					Realized
	Value		Income		Gain

CSK Auto Corp.	$	&#65533;	$17		$11,256,719
OFI Liquid Assets Fund, LLC		&#65533;	207,291	[a]	&#65533;
Oppenheimer Institutional Money Market Fund, Cl. E		&#65533;	875,857		&#65533;
Platinum Underwriters Holdings Ltd., 6% Cv., Series A		&#65533;	233,038		677,830

	$	&#65533;	$1,316,203		$11,934,549

a.	Net of compensation to the securities lending agent and rebates paid to the borrowing counterparties.

	Shares	Gross	Gross	Shares
Oppenheimer Convertible Securities Fund	February 29, 2008	Additions	Reductions	February 28, 2009

Oppenheimer Institutional Money Market Fund, Cl. E	13,890,166	107,500,741	104,954,085	16,436,822

	Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E	$16,436,822	$441,070
15. Rate shown is the 7-day yield as of February 28, 2009.
Valuation Inputs

Various data inputs are used in determining the value of each of the Funds&#65533; investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1) Level 1&#65533;quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2) Level 2&#65533;inputs other than quoted prices that are observable for the asset (such as quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3) Level 3&#65533;unobservable inputs (including the Manager&#65533;s own judgments about assumptions that market participants would use in pricing the asset).
The market value of the Funds&#65533; investments was determined based on the following inputs as of February 28, 2009:

						Combined
			Combined			ProForma
			ProForma	Oppenheimer	Oppenheimer	Oppenheimer
	Oppenheimer	Oppenheimer	Oppenheimer	Capital	Convertible	Capital
	Capital	Convertible	Capital	Income	Securities	Income
	Income	Securities	Income	Fund	Fund	Fund
	Fund	Fund	Fund	Other	Other	Other
	Investment in	Investment in	Investment in	Financial	Financial	Financial
Valuation Description	Securities	Securities	Securities	Instruments*	Instruments*	Instruments*

Level 1 Quoted Prices	$536,003,960	$20,036,973	$556,040,933	$(949,882)	$0	$(949,882)
Level 2 Other Significant Observable Inputs	1,059,850,046	214,085,198	1,273,935,244	(34,745,479)	0	(34,745,479)
Level 3 Significant Unobservable Inputs	0	87,438	87,438	0	0	0

			$1,830,063,615			$(35,695,361)

*	Other financial instruments include options written, currency contracts, futures, forwards and swap contracts. Currency contracts and forwards are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract&#65533;s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options written and swaps are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund&#65533;s investments, and a summary of changes to the valuation techniques, if any, during the reporting period.
Oppenheimer Capital Income Fund
Futures Contracts as of February 28, 2009 are as follows:

					Unrealized
		Number of	Expiration		Appreciation
Contract Description	Buy/Sell	Contracts	Date	Value	(Depreciation)

U.S. Treasury Long Bonds	Buy	474	6/19/09	$58,464,938	$(1,381,800)
U.S. Treasury Nts., 2 yr.	Sell	744	6/30/09	161,157,376	144,221
U.S. Treasury Nts., 2 yr.	Sell	42	3/31/09	9,144,188	31,336
U.S. Treasury Nts., 5 yr.	Sell	484	6/30/09	56,427,594	392,604
U.S. Treasury Nts., 10 yr.	Buy	662	6/19/09	79,460,688	(307,633)

					$(1,121,272)

Oppenheimer Capital Income Fund
Written Options as of February 28, 2009 are as follows:

		Number of	Exercise	Expiration	Premiums
Description	Type	Contracts	Price	Date	Received	Value

AT&T, Inc.	Put	600	$27.000	3/23/09	$113,449	$(195,000)
AT&T, Inc.	Put	250	26.000	3/23/09	53,500	(59,750)
Bank of New York Mellon Corp.	Call	1,000	32.500	3/23/09	155,819	(9,000)
Comcast Corp., Cl. A	Put	1,000	20.000	7/20/09	551,497	(710,000)
Comcast Corp., Cl. A Special, Non-Vtg.	Put	5,421	20.000	4/20/09	2,292,440	(4,228,380)
Comcast Corp., Cl. A Special, Non-Vtg.	Put	1,000	17.500	4/20/09	317,698	(540,000)
Corning, Inc.	Call	2,250	10.000	3/23/09	117,559	(225,000)
General Electric Co.	Call	700	11.000	3/23/09	19,200	(8,400)
Hartford Financial Services Group, Inc. (The)	Call	175	15.000	3/23/09	29,225	(1,750)
Lorillard, Inc.	Call	250	70.000	3/23/09	22,875	&#65533;
Merck & Co., Inc.	Put	725	35.000	4/20/09	516,197	(775,750)
Microsoft Corp.	Call	1,250	20.000	3/23/09	72,887	(5,000)
Pfizer, Inc.	Put	4,800	15.000	9/21/09	1,003,869	(1,560,000)
Pfizer, Inc.	Put	2,500	15.000	6/22/09	397,498	(737,500)
Wyeth	Put	582	37.500	3/23/09	68,094	(8,730)

					$5,731,807	$(9,064,260)

Oppenheimer Capital Income Fund
Credit Default Swap Contracts for February 28, 2009 are as follows:

				Pay/		Upfront
		Buy/Sell	Notional	Receive		Payment
Swap		Credit	Amount	Fixed	Termination	Received/
Reference Entity	Counterparty	Protection	(000s)	Rate	Date	(Paid)	Value

ABX.HE.AA.06-2 Index:
	Barclays Bank plc	Sell	$4,860	0.170%	5/25/46	$3,759,782	$(4,324,247)
	Deutsche Bank AG	Sell	710	0.170	5/25/46	85,193	(631,732)
	Morgan Stanley Capital Services, Inc.	Sell	250	0.170	5/25/46	19,973	(222,441)
	Morgan Stanley Capital Services, Inc.	Sell	480	0.170	5/25/46	47,998	(427,086)

		Total	6,300			3,912,946	(5,605,506)
American International Group, Inc.:
	Barclays Bank plc	Sell	1,425	3.000	3/20/09	&#65533;	469
	Barclays Bank plc	Sell	4,220	4.000	3/20/09	&#65533;	11,681
	Barclays Bank plc	Sell	3,710	5.350	3/20/09	&#65533;	22,486
	Deutsche Bank AG	Sell	5,315	4.000	3/20/09	&#65533;	14,712
	Morgan Stanley & Co. International Ltd.	Sell	3,185	4.000	3/20/09	&#65533;	8,816

		Total	17,855			&#65533;	58,164
Capmark Financial Group, Inc.:
	Barclays Bank plc	Sell	1,570	1.000	6/20/12	&#65533;	(852,423)
	Goldman Sachs Bank USA	Sell	1,710	0.950	6/20/12	&#65533;	(929,551)

		Total	3,280			&#65533;	(1,781,974)

				Pay/		Upfront
		Buy/Sell	Notional	Receive		Payment
Swap		Credit	Amount	Fixed	Termination	Received/
Reference Entity	Counterparty	Protection	(000s)	Rate	Date	(Paid)	Value

Cemex SAB de CV	Deutsche Bank AG	Sell	1,775	2.000	3/20/09	&#65533;	(601)

		Total	1,775			&#65533;	(601)
Centex Corp.:
	Barclays Bank plc	Sell	1,870	4.650	9/20/09	&#65533;	12,454
	Deutsche Bank AG	Sell	310	1.550	9/20/09	&#65533;	(5,039)

		Total	2,180			&#65533;	7,415
CIT Group, Inc.	Barclays Bank plc	Sell	780	10.500	6/20/09	&#65533;	16,482

		Total	780			&#65533;	16,482
Countrywide Home Loans, Inc.	Morgan Stanley & Co. International Ltd.	Sell	4,905	0.420	6/20/09	&#65533;	(8,824)

		Total	4,905			&#65533;	(8,824)
First Data Corp.:	Goldman Sachs International	Sell	1,900	4.700	3/20/09	&#65533;	376

		Total	1,900			&#65533;	376
Ford Motor Co.:
	Deutsche Bank AG	Sell	2,540	5.000	12/20/18	3,474,900	(1,983,784)
	Morgan Stanley & Co. International Ltd.	Sell	3,060	7.150	12/20/16	&#65533;	(2,401,206)

		Total	5,600			3,474,900	(4,384,990)
Hartford Financial Services Group, Inc.	Morgan Stanley & Co. International Ltd.	Sell	1,770	2.400	3/20/09	&#65533;	2,554

		Total	1,770			&#65533;	2,554
HCP, Inc.	Barclays Bank plc	Sell	2,670	4.600	3/20/09	&#65533;	15,457

		Total	2,670			&#65533;	15,457
Inco Ltd.:
	Morgan Stanley & Co. International Ltd.	Buy	1,605	0.700	3/20/17	&#65533;	112,832
	Morgan Stanley & Co. International Ltd.	Buy	1,615	0.630	3/20/17	&#65533;	121,138

		Total	3,220			&#65533;	233,970
iStar Financial, Inc.:
	Credit Suisse International	Sell	615	4.000	12/20/12	&#65533;	(372,929)
	Credit Suisse International	Sell	960	12.000	3/20/09	&#65533;	(14,753)
	Deutsche Bank AG:	Sell	2,370	12.000	3/20/09	&#65533;	(36,422)

		Total	3,945			&#65533;	(424,104)
J.C. Penney Corp., Inc.:
	Morgan Stanley & Co. International Ltd.	Sell	1,540	1.070	12/20/17	&#65533;	(286,862)
	Morgan Stanley & Co. International Ltd.	Sell	1,585	1.300	12/20/17	&#65533;	(272,836)

		Total	3,125			&#65533;	(559,698)
Kohl&#65533;s Corp.:
	Morgan Stanley & Co. International Ltd.	Buy	2,310	0.660	12/20/17	&#65533;	209,736

				Pay/		Upfront
		Buy/Sell	Notional	Receive		Payment
Swap		Credit	Amount	Fixed	Termination	Received/
Reference Entity	Counterparty	Protection	(000s)	Rate	Date	(Paid)	Value

	Morgan Stanley & Co. International Ltd.	Buy	2,375	0.870	12/20/17	&#65533;	180,315

		Total	4,685			&#65533;	390,051
Liz Claiborne, Inc.:
	Morgan Stanley & Co. International Ltd.:	Buy	3,400	2.900	6/20/18	&#65533;	920,115

		Total	3,400			&#65533;	920,115
	Deutsche Bank AG	Sell	6,565	3.250	6/20/09	&#65533;	(118,961)
	Morgan Stanley & Co. International Ltd.	Sell	3,400	3.100	6/20/13	&#65533;	(956,896)

		Total	9,965			&#65533;	(1,075,857)
Louisiana-Pacific Corp.	Morgan Stanley & Co. International Ltd.	Sell	3,400	6.250	9/20/09	&#65533;	(157,891)

		Total	3,400			&#65533;	(157,891)
MBIA, Inc.	Deutsche Bank AG	Sell	3,420	4.900	12/20/12	&#65533;	(600,210)

		Total	3,420			&#65533;	(600,210)
Merrill Lynch & Co., Inc.:
	Barclays Bank plc	Sell	6,655	4.150	9/20/09	&#65533;	79,368
	Credit Suisse International	Sell	3,330	4.150	9/20/09	&#65533;	39,714

		Total	9,985			&#65533;	119,082
Prudential Financial, Inc.	Deutsche Bank AG	Sell	6,265	2.050	6/20/09	&#65533;	(159,323)

		Total	6,265			&#65533;	(159,323)
Pulte Homes, Inc.	Goldman Sachs International	Sell	2,315	2.750	9/20/09	&#65533;	13,948

		Total	2,315			&#65533;	13,948
RH Donnelley Corp.	Goldman Sachs International	Sell	1,875	9.000	3/20/09	&#65533;	(94,173)

		Total	1,875			&#65533;	(94,173)
Rite Aid Corp.:
	Credit Suisse International	Sell	815	7.500	3/20/09	&#65533;	(13,683)
	Credit Suisse International	Sell	525	5.000	9/20/09	31,500	(151,971)

		Total	1,340			31,500	(165,654)
Sprint Nextel Corp.:
	Credit Suisse International	Sell	7,690	6.300	3/20/09	&#65533;	73,224
	Goldman Sachs International	Sell	2,765	6.300	3/20/09	&#65533;	26,328

		Total	10,455			&#65533;	99,552
Tenet Healthcare Corp.	Deutsche Bank AG	Sell	2,695	1.600	3/20/09	&#65533;	(8,700)

		Total	2,695			&#65533;	(8,700)
Univision Communications, Inc.:
	Morgan Stanley & Co. International Ltd.	Sell	1,360	5.000	12/20/09	95,200	(398,621)
	Morgan Stanley & Co. International Ltd.	Sell	1,315	5.000	12/20/09	170,950	(385,431)

		Total	2,675			266,150	(784,052)

				Pay/		Upfront
		Buy/Sell	Notional	Receive		Payment
Swap		Credit	Amount	Fixed	Termination	Received/
Reference Entity	Counterparty	Protection	(000s)	Rate	Date	(Paid)	Value

Vale Overseas:
	Morgan Stanley & Co. International Ltd.	Sell	1,605	1.170	3/20/17	&#65533;	(285,527)
	Morgan Stanley & Co. International Ltd.	Sell	1,615	1.100	3/20/17	&#65533;	(294,066)

		Total	3,220			&#65533;	(579,593)
Vornado Realty LP:
	Credit Suisse International	Sell	1,760	3.600	3/20/09	&#65533;	9,911
	Deutsche Bank AG	Sell	3,575	3.875	6/20/09	&#65533;	22,576

		Total	5,335			&#65533;	32,487
XL Capital Ltd.:
	Barclays Bank plc	Sell	3,665	3.550	9/20/09	&#65533;	(213,967)
	Deutsche Bank AG	Sell	4,150	3.550	9/20/09	&#65533;	(242,282)

		Total	7,815			&#65533;	(456,249)

				Grand Total Buys		&#65533;	1,544,136
				Grand Total Sells		7,685,496	(16,481,882)

				Total Credit Default Swaps		$7,685,496	$(14,937,746)

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps.

	Total Maximum Potential
Type of Reference Asset on which the Fund Sold	Payments for Selling Credit			Reference Asset
Protection	Protection (Undiscounted)	Amount Recoverable*		Rating Range**

Asset-Backed Indexes	$6,300,000	$	&#65533;	AA
Investment Grade Single Name Corporate Debt	70,950,000		&#65533;	A+ to BBB-
Non-Investment Grade Single Name Corporate Debt	49,595,000		3,400,000	BB+ to CCC-

Total	$126,845,000		$3,400,000

*	Amounts recoverable includes potential payments from related purchased protection for instances where the Fund is the seller of protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

**	The reference asset security rating, as rated by any rating organization, are included in the equivalent Standard & Poor&#65533;s rating category. The reference asset rating represents the likelihood of a potential payment by the Fund if the reference asset experiences a credit event as of period end.
Oppenheimer Capital Income Fund
Interest Rate Swap Contracts as of February 28, 2009 are as follows:

	Notional
Reference Entity/	Amount	Paid by	Received by	Termination
Swap Counterparty	(000&#65533;s)	the Fund	the Fund	Date	Value

USD BBA LIBOR:
Credit Suisse International	$6,910	Three-Month USD BBA LIBOR	5.428%	8/7/17	$1,171,058
Deutsche Bank AG	5,830	Three-Month USD BBA LIBOR	5.445	8/8/17	995,554

				Total Interest Rate Swaps	$2,166,612

Abbreviation is as follows:
BBA LIBOR	British Bankers&#65533; Association London-Interbank Offered Rate
Oppenheimer Capital Income Fund
Total Return Swap Contracts as of February 28, 2009 are as follows:

	Notional
Reference Entity/	Amount	Paid by	Received by	Termination
Swap Counterparty	(000&#65533;s)	the Fund	the Fund	Date	Value

Banc of America Securities LLC AAA 10 yr. CMBS Daily Index*:
Goldman Sachs Group, Inc. (The)	$74,500	A	B	3/31/09	$(7,235,502)
Barclays Capital U.S. CMBS AAA*:
Morgan Stanley	36,500	A	B	3/1/09	(832,186)
Barclays Capital U.S. CMBS AAA 8.5+ Index*:
Morgan Stanley	5,320	A	B	3/1/09	(1,330,928)

Morgan Stanley	14,140	A	B	3/1/09	(3,511,469)

			Reference Entity Total		(4,842,397)

			Total of Total Return Swaps		$(12,910,085)

*	The CMBS Indexes are representative indexes of segments of the commercial mortgage backed securities market. These indexes are measured by movements in the credit spreads of the underlying holdings. As the credit market perceives an improvement in the credit quality of an Index&#65533;s underlying holdings and reduced probability of default, the spread of an index narrows. As the credit market perceives a decrease in credit quality and an increased probability of default on an Index&#65533;s underlying holdings, the spread widens.
Abreviations/Definitions are as follows:
A &#65533; The Fund makes periodic payments when credit spreads, as represented by the Reference Entity, widen.
B &#65533; The Fund receives periodic payments when credit spreads, as represented by the Reference Entity, narrow.
Oppenheimer Capital Income Fund
The following table aggregates, as of period end, the amount receivable from/(payable to) each counterparty with whom the Fund has entered into a swap agreement. Swaps are individually disclosed in the preceding tables.
Swap Summary as of February 28, 2009 is as follows:

		Notional
	Swap Type from	Amount
Swap Counterparty	Fund Perspective	(000&#65533;s)		Value

Barclays Bank plc	Credit Default Sell Protection	$31,425	USD	$(5,232,240)
Credit Suisse International:
	Interest Rate	6,910	USD	1,171,058
	Credit Default Sell Protection	15,695	USD	(430,487)

				740,571

Deutsche Bank AG:
	Credit Default Sell Protection	39,690	USD	(3,749,766)
	Interest Rate	5,830	USD	995,554

				(2,754,212)

Goldman Sachs Bank USA	Credit Default Sell Protection	1,710	USD	(929,551)
Goldman Sachs Group, Inc. (The)	Total Return	74,500	USD	(7,235,502)
Goldman Sachs International	Credit Default Sell Protection	8,855	USD	(53,521)
Morgan Stanley	Total Return	55,960	USD	(5,674,583)
Morgan Stanley & Co. International Ltd.:
	Credit Default Buy Protection	11,305	USD	1,544,136
	Credit Default Sell Protection	28,740	USD	(5,436,790)

				(3,892,654)

Morgan Stanley Capital Services, Inc.	Credit Default Sell Protection	730	USD	(649,527)

		Total Swaps		$(25,681,219)

Pro Forma Combining Statements of Assets and Liabilities February 28, 2009 (Unaudited)
Oppenheimer Capital Income Fund and Oppenheimer Convertible Securities Fund

				Pro Forma
	Oppenheimer	Oppenheimer		Combined
	Capital Income	Convertible Securities	ProForma	Oppenheimer
	Fund	Fund	Adjustments	Capital Income Fund

ASSETS:
Investments, at value see accompanying statement of investments:
Unaffiliated Companies (cost $2,239,964,930 and $290,292,297)	$1,595,854,006	$217,772,787	&#65533;	$1,813,626,793
Affiliated Companies (cost $0 and $16,436,822)	&#65533;	16,436,822	&#65533;	16,436,822
Cash	&#65533;	594,616	&#65533;	594,616
Swaps, at value (upfront payment received $3,474,900 and $0)	2,097,520	&#65533;	&#65533;	2,097,520
Receivables and other assets:
Investments sold	7,985,092	&#65533;	&#65533;	7,985,092
Shares of beneficial interest sold	18,389	231,488	&#65533;	249,877
Interest and dividends	25,491,927	1,778,267	&#65533;	27,270,194
Terminated investment contracts	180,952	&#65533;	&#65533;	180,952
Due from Manager	&#65533;	&#65533;	$31,678 (1)	31,678
Other	83,948	95,912	&#65533;	179,860

Total assets	1,631,711,834	236,909,892	31,678	1,868,653,404

LIABILITIES:
Bank overdraft	1,446,817	&#65533;	&#65533;	1,446,817

Options written, at value (proceeds of $5,731,807 and $0) - see accompanying statement of investments	9,064,260	&#65533;	&#65533;	9,064,260
Swaps, at value (upfront payments received $4,210,596 and $0)	27,778,739	&#65533;	&#65533;	27,778,739
Payables and other liabilities:
Investments purchased (including $267,630,276 and $0 purchased on a when-issued or delayed delivery basis)	275,391,549	1,676,333	&#65533;	277,067,882
Dividends	&#65533;	1,146,140	&#65533;	1,146,140
Shares of beneficial interest redeemed	2,536,361	690,795	&#65533;	3,227,156
Distributions and service plan fees	558,666	88,376	&#65533;	647,042
Trustees&#65533; fees	16,479	75,116	&#65533;	91,595
Shareholder communications	203,215	48,046	&#65533;	251,261
Transfer and shareholder servicing agent fees	253,164	39,105	&#65533;	292,269
Terminated investment contracts	2,649,215	&#65533;	&#65533;	2,649,215
Futures Margin	949,882	&#65533;	&#65533;	949,882
Other	47,996	52,885	36,000 (3)	136,881

Total liabilities	320,896,343	3,816,796	36,000	324,749,139

NET ASSETS	$1,310,815,491	$233,093,096	$(4,322)	$1,543,904,265

COMPOSITION OF NET ASSETS:
Par value of shares of beneficial interest	$219,304	$ &#65533;	39,060	$258,364
Additional paid-in capital	2,315,132,909	406,786,315	(39,060)	2,721,880,164
Accumulated net investment income (loss)	85,418,128	(15,257,054)	(4,322)	70,156,752
Accumulated net realized loss from investments	(421,150,357)	(85,916,655)	&#65533;	(507,067,012)
Net unrealized depreciation on investments	(668,804,493)	(72,519,510)	&#65533;	(741,324,003)

NET ASSETS	$1,310,815,491	$233,093,096	$(4,322)	$1,543,904,265

Pro Forma Combining Statements of Assets and Liabilities February 28, 2009 (Unaudited)
Oppenheimer Capital Income Fund and Oppenheimer Convertible Securities Fund

					Pro Forma
	Oppenheimer	Oppenheimer			Combined
	Capital Income	Convertible Securities	ProForma		Oppenheimer
	Fund	Fund	Adjustments		Capital Income Fund

Net Asset Value Per Share

Outstanding Shares
Class A Shares	192,280,375	15,851,228		30,863,442		223,143,817	(2)
Class B Shares	12,504,287	1,319,928		2,091,341		14,595,628	(2)
Class C Shares	11,435,152	3,560,989		5,654,810		17,089,962	(2)
Class M Shares	&#65533;	3,932,021		&#65533;		&#65533;	(2)
Class N Shares	3,084,299	286,158.00		450,305		3,534,604	(2)

Net Assets
Class A Shares	$1,151,404,999	$148,103,386		$36,707,966		$1,336,216,351	(2)
Class B Shares	$73,854,486	$12,352,154		$(79)		$86,206,561	(2)
Class C Shares	$67,242,190	$33,252,013		$(393)		$100,493,810	(2)
Class M Shares	$ &#65533;	$36,711,740		$(36,711,740)	$	&#65533;	(2)
Class N Shares	$18,313,816	$2,673,803		$(76)		$20,987,543	(2)

Net Asset Value Per Share
Class A Shares	$5.99	$9.34	$	&#65533;		$5.99	(2)
Class A Shares - Maximum offering price (net asset value plus sales charge of 5.75% of maximum offering price)	$6.36	$9.91	$	&#65533;		$6.36	(2)
Class B Shares	$5.91	$9.36	$	&#65533;		$5.91	(2)
Class C Shares	$5.88	$9.34	$	&#65533;		$5.88	(2)
Class M Shares	N/A	$9.34	$	&#65533;		N/A	(2)
Class M Shares - Maximum offering price (net asset value plus sales charge of 3.25% of maximum offering price)	N/A	$9.65	$	&#65533;		N/A	(2)
Class N Shares	$5.94	$9.34	$	&#65533;		$5.94	(2)

(1)	Adjustment to reflect the management fees using Capital Income Fund&#65533;s management fee schedule.

(2)	Oppenheimer Convertible Securities Fund Class A and Class M shares will be exchanged for Oppenheimer Capital Income Fund Class A shares. Oppenheimer Convertible Securities Fund Class B shares will be exchanged for Oppenheimer Capital Income Fund Class B shares. Oppenheimer Convertible Securities Fund Class C shares will be exchanged for Oppenheimer Capital Income Fund Class C shares. Oppenheimer Convertible Securities Fund Class N shares will be exchanged for Oppenheimer Capital Income Fund Class N shares.

(3)	The estimated total reorganization-related costs for Oppenheimer Capital Income Fund.

Pro Forma Combining Statements of Operations For The Year Ended February 28, 2009 (Unaudited)
Oppenheimer Capital Income Fund and Oppenheimer Convertible Securities Fund

					Pro Forma
	Oppenheimer	Oppenheimer			Combined
	Capital Income	Convertible Securities	ProForma		Oppenheimer
	Fund	Fund	Adjustments		Capital Income Fund

INVESTMENT INCOME:
Dividends:

Unaffiliated companies (net of foreign withholding taxes of $113,947, $0 and $113,947)	$47,394,343	$5,721,433	&#65533;		$53,115,776
Affiliated companies	1,108,912	441,070	&#65533;		1,549,982
Interest	109,009,741	3,557,498	&#65533;		112,567,239
Income from investment of securities lending cash collateral, net &#65533; affiliated companies	207,291	&#65533;	&#65533;		207,291
Fee income	5,565,662	&#65533;	&#65533;		5,565,662
Other income	51,412	4,457	&#65533;		55,869

Total income	163,337,361	9,724,458	&#65533;		173,061,819

EXPENSES:
Management fees	11,716,102	1,573,360	$(31,678	) (1)	13,257,784
Distribution and service plan fees:
Class A	4,976,034	442,046	112,232	(2)	5,530,312
Class B	1,360,301	198,630	&#65533;		1,558,931
Class C	1,155,748	422,618	&#65533;		1,578,366
Class M	&#65533;	112,232	(112,232	) (2)	&#65533;
Class N	147,586	16,475	&#65533;		164,061
Transfer and shareholder servicing agent fees:
Class A	2,666,192	308,541	61,271	(2)	3,036,004
Class B	307,426	46,245	&#65533;		353,671
Class C	228,904	76,532	&#65533;		305,436
Class M	&#65533;	61,271	(61,271	) (2)	&#65533;
Class N	78,818	12,179	&#65533;		90,997
Shareholder communications:
Class A	331,420	25,831	23,764	(2)	381,015
Class B	70,711	6,500	&#65533;		77,211
Class C	26,540	8,513	&#65533;		35,053
Class M	&#65533;	23,764	(23,764	) (2)	&#65533;
Class N	6,551	3,935	&#65533;		10,486
Trustees&#65533; compensation	58,229	27,209	&#65533;		85,438
Custodian fees and expenses	44,186	1,427	&#65533;		45,613
Legal, auditing, and other professional fees	67,162	150,906	&#65533;		218,068
Other	158,068	75,190	36,000	(3)	269,258

Total Expenses	23,399,978	3,593,404	4,322		26,997,704
Less reduction to custodian expenses	(20,225)	(764)	&#65533;		(20,989)
Less waivers and reimbursements of expenses	(53,868)	(19,995)	&#65533;		(73,863)

Net Expenses	23,325,885	3,572,645	4,322		26,902,852

(1)	Adjustment to reflect the management fees using Capital Income Fund&#65533;s management fee schedule.

(2)	Oppenheimer Convertible Securities Fund Class M shares will be exchanged for Oppenheimer Capital Income Fund Class A shares.

(3)	The estimated total reorganization-related costs for Oppenheimer Capital Income Fund.

Pro Forma Combining Statements of Operations For The Year Ended February 28, 2009 (Unaudited)

				Pro Forma
	Oppenheimer	Oppenheimer		Combined
	Capital Income	Convertible Securities	ProForma	Oppenheimer
	Fund	Fund	Adjustments	Capital Income Fund

NET INVESTMENT INCOME	$140,011,476	$6,151,813	(4,322)	$146,158,967

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments:
Unaffiliated companies (including premiums on options exercised)	(227,965,719)	(34,806,695)	&#65533;	(262,772,414)
Affiliated companies	11,934,549	&#65533;	&#65533;	11,934,549
Closing and expiration of option contracts written	16,391,356	&#65533;	&#65533;	16,391,356
Closing and expiration of futures contracts	(10,909,365)	&#65533;	&#65533;	(10,909,365)
Swap contracts	(202,409,423)	&#65533;	&#65533;	(202,409,423)

Net realized loss	(412,958,602)	(34,806,695)	&#65533;	(447,765,297)

Net change in unrealized appreciation (depreciation) on:
Investments	(754,144,053)	(75,034,805)	&#65533;	(829,178,858)
Options contracts written	(5,955,557)	&#65533;	&#65533;	(5,955,557)
Swap contracts	9,224,918	&#65533;	&#65533;	9,224,918
Futures contracts	(1,412,049)	&#65533;	&#65533;	(1,412,049)

Net change in unrealized depreciation	(752,286,741)	(75,034,805)	&#65533;	(827,321,546)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,025,233,867)	$(103,689,687)	$(4,322)	$(1,128,927,876)

Reorganization between Oppenheimer Convertible Securities Fund and Oppenheimer Capital Income Fund Notes to Pro Forma Financial Statements February 28, 2009 (Unaudited)
1. Significant Accounting Policies
Oppenheimer Convertible Securities Fund (&#65533;Convertible Securities&#65533;), a portfolio of the Bond Fund Series, and Oppenheimer Capital Income Fund (&#65533;Capital Income&#65533;) (each individually a &#65533;Fund&#65533; and collectively the &#65533;Funds&#65533;), are registered under the Investment Company Act of 1940, as amended, as open-end management investment companies. The Funds&#65533; investment adviser is OppenheimerFunds, Inc. (the &#65533;Manager&#65533;).
In March 2009, the Boards of Trustees of the Funds approved a plan of reorganization, which, subject to the approval of the shareholders of Convertible Securities, will transfer substantially all of the assets of Convertible Securities to Capital Income, in exchange for an equal value of shares of Capital Income and the assumption of certain liabilities, if any, described in the Reorganization Agreement. The shares of Capital Income will then be distributed to Convertible Securities shareholders, and Convertible Securities will subsequently be liquidated. If the reorganization is approved by the shareholders of Convertible Securities, those shareholders will no longer be shareholders of Convertible Securities; instead, those shareholders will become shareholders of Capital Income.
The reorganization is intended to qualify as a tax-free reorganization for U.S. federal income tax purposes. The unaudited pro forma combined financial statements are presented for informational purposes and may not be representative of what the actual combined financial statements would have been had the reorganization occurred at February 28, 2009. The unaudited pro forma combined statement of investments and combined statement of assets and liabilities reflect the financial position of Convertible Securities and Capital Income at February 28, 2009 under the assumption, which is currently believed to be accurate, that the Capital Income investment portfolio will not be realigned in connection with the reorganization. The unaudited pro forma combined statement of operations reflects the results of operations of Convertible Securities and Capital Income for the twelve month period ended February 28, 2009. These statements were derived from the books and records of Convertible Securities and Capital Income under generally accepted accounting principles in the United States. The historical cost of investments from Convertible Securities will be carried forward to Capital Income. The accompanying pro forma financial statements should be read in conjunction with the financial statements of Convertible Securities and Capital Income included in their annual reports dated December 31, 2008 and August 31, 2008, respectively.
The following is a summary of significant accounting policies consistently followed by the Funds.
Securities Valuation. The Funds calculate the net asset value of their shares as of the close of the New York Stock Exchange (the &#65533;Exchange&#65533;), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by their respective Board of Trustees. Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security traded on that exchange prior to the time when the Funds&#65533; assets are valued. Securities whose principal exchange is NASDAQ&#65533; are valued based on the closing price reported by NASDAQ prior to the time when the Funds&#65533; assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing &#65533;bid&#65533; and &#65533;asked&#65533; prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Funds&#65533; assets are valued.
In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities will be valued at the mean between the &#65533;bid&#65533; and &#65533;asked&#65533; prices. Securities for which market quotations are not readily available are valued at their fair value. Securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Funds&#65533; assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Funds&#65533; Board of Trustees. Shares of a registered investment company that are not traded on an exchange are valued at the acquired investment company&#65533;s net asset value per share. &#65533;Money market-type&#65533; debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
Investment in Oppenheimer Institutional Money Market Fund. The Funds are permitted to invest daily available cash balances in an affiliated money market fund. The Funds may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (&#65533;IMMF&#65533;) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. The Funds&#65533; investment in IMMF is included in the Statement of Investments. As a shareholder, the Funds are subject to their proportional share of IMMF&#65533;s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse the Funds&#65533; expenses in an amount equal to the indirect management fees incurred through the Funds&#65533; investment in IMMF.
Federal Taxes. The Funds intend to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Funds file income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Funds&#65533; tax return filings generally remain open for the three preceding fiscal reporting period ends.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Funds.
2. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Funds pay the Manager a management fee based on the daily net assets of the Funds at an annual rate as shown in the following tables:

Convertible Securities	Fee Schedule	Capital Income	Fee Schedule

Up to $50 million	0.6250%	Up to $100 million	0.75%
Next $250 million	0.5000	Next $100 million	0.70
Next $700 million	0.4375	Next $100 million	0.65
Over $1.0 billion	0.4200	Next $100 million	0.60
		Next $100 million	0.55
		Next $4.5 billion	0.50
		Over $5.0 billion	0.48

Each Fund will incur expenses in connection with the reorganization, including legal and accounting fees, the cost of a tax opinion (that the merger will not be taxable to shareholders) and shareholder communication costs. OFI has estimated total merger-related costs to be approximately $140,000 for Convertible Securities and approximately $36,000 for Capital Income. OFI has agreed to pay approximately $43,000 of the total merger-related costs incurred by Convertible Securities. Capital Income will be responsible for its merger-related expenses. OFI does not anticipate that either Fund will experience a dilution as a result of the proposed reorganization.
3. Capital Shares The pro forma net asset value per share in the Statement of Assets and Liabilities assumes the issuance of additional Class A, Class B, Class C, and Class N shares of Capital Income as if the reorganization were to have taken place on February 28, 2009. The following table reflects the number of Capital Income shares assumed to be issued to the shareholders of Convertible Securities.

		Shares issued to
		Convertible Securities
	Capital Income	Shareholders in		Total Shares Outstanding
Class	Shares Outstanding	Reorganization		Post-Reorganization
A	192,280,375	30,863,442	*	223,143,817

B	12,504,287	2,091,341		14,595,628

C	11,435,152	5,654,810		17,089,962

N	3,084,299	450,305		3,534,604

*	- Of this amount, 6,128,838 shares are assumed to be issued to Class M shareholders of Convertible Securities.

                                         PROXY CARD

OPPENHEIMER CONVERTIBLE SECURITIES FUND

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 10, 2009

The undersigned, revoking prior proxies, hereby appoints Brian Wixted, Brian Petersen, Stephanie Bullington and Kathleen Ives, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of Oppenheimer Convertible Securities Fund (the “Fund”) to be held at 6803 South Tucson Way, Centennial, Colorado, 80112, on July 10, 2009, at 1:00 p.m. Mountain time, or at any adjournment thereof, upon the proposal described in the Notice of Meeting and accompanying Prospectus and Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Fund’s Board of Trustees, and the proposals (set forth on the reverse side of this proxy card) have been proposed by the Board of Trustees.

When properly executed, this proxy will be voted as indicated on the reverse side or “FOR” the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Meeting.

Note: Please sign this proxy exactly as your name or names appear hereon. Each joint owner should sign. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title.

________________________________________

Signature                    Date

__________________________________________________
Signature (if held jointly)               Date

__________________________________________
Title if a corporation, partnership or other entity

• FOLD HERE •

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Three simple methods to vote your proxy:

1. Internet:

Log on to www.myproxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.

Control Number:
2. Touchtone Phone:	Simply dial toll-free 1-866-458-9856 and follow the automated instructions. Please have this proxy card available at the time of the call.	Check Digit:
3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

TAGID: “TAG ID”                                              CUSIP: “CUSIP”PROXY CARD

OPPENHEIMER CONVERTIBLE SECURITIES FUND
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 10, 2009

THIS PROXY IS SOLICITED ON BEHALF OF THE FUND’S BOARD OF TRUSTEES, AND THE PROPOSAL BELOW HAS BEEN PROPOSED BY THE BOARD OF TRUSTEES.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: [ ]

PROPOSAL 1:

1.

To approve an Agreement and Plan of Reorganization between Oppenheimer Convertible Securities Fund (“Convertible Securities Fund ”) and Oppenheimer Capital Income Fund, Inc. (“Capital Income Fund”) and the transactions contemplated thereby, including: (a) the transfer of substantially all the assets of Convertible Securities Fund to Capital Income Fund in exchange for Class A, Class B, Class C and Class N shares of Capital Income Fund, (b) the distribution of such shares of Capital Income Fund to the Class A, Class B, Class C, Class M and Class N shareholders of Convertible Securities Fund in complete liquidation of Convertible Securities Fund and (c) the cancellation of the outstanding shares of Convertible Securities Fund.

.	FOR	AGAINST	ABSTAIN
	•	•	•

PROPOSAL 2 (Only if Proposal 1 is Not Approved):

The Board of DIRECTORS unanimously recommends a vote for ALL NOMINEES.
2. Proposal: To elect ten Trustees for the Fund:
NOMINEES:			FOR ALL (NOMINEES)	WITHHOLD FROM ALL (NOMINEES)
(01) Brian F. Wruble	(05) Mary F. Miller	(09) Peter I. Wold
(02) David K. Downes	(06) Joel W. Motley	(10) John V. Murphy
(03) Matthew P. Fink	(07) Mary Ann Tynan
(04) Phillip A. Griffiths	(08) Joseph M. Wikler

INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above.